                          SUN CAPITAL ADVISERS TRUST-SM-

                          ANNUAL REPORT DECEMBER 31, 2002

                                   ---------------------------------------------

                                                    Sun Capital-SM- All Cap Fund
                    Sun Capital Investment Grade Bond Fund-Registered Trademark-
                             Sun Capital Money Market Fund-Registered Trademark-
                              Sun Capital Real Estate Fund-Registered Trademark-
                                                        SC-SM- Alger Growth Fund
                                               SC-SM- Alger Income & Growth Fund
                                          SC-SM- Alger Small Capitalization Fund
                                                     SC-SM- Davis Financial Fund
                                                 SC-SM- Davis Venture Value Fund
                                     SC-SM- Neuberger Berman Mid Cap Growth Fund
                                      SC-SM- Neuberger Berman Mid Cap Value Fund
                                                        SC-SM- Value Equity Fund
                                                       SC-SM- Value Managed Fund
                                                       SC-SM- Value Mid Cap Fund
                                                     SC-SM- Value Small Cap Fund
                                                   SC-SM- Blue Chip Mid Cap Fund
                                                SC-SM- Investors Foundation Fund
                                                       SC-SM- Select Equity Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers Inc.-Registered Trademark-, a member of the Sun Life Financial group of companies.

[SUN LIFE FINANCIAL LOGO]

LETTER FROM THE PRESIDENT
----------------------------------------------------------------------

Dear Contractholders,

    We are pleased to provide you with the 2002 annual report for Sun Capital Advisers Trust. The report that follows includes current portfolio holdings and performance histories as well as the strategy and outlook for each of the eighteen funds of Sun Capital Advisers Trust.

    There were two significant changes to Sun Capital Advisers Trust in 2002. Four new funds, three subadvised by Fred Alger Management, Inc. and one by Sun Capital Advisers, Inc., were added to the Trust. The SC Alger Growth, SC Alger Income & Growth and SC Alger Small Capitalization Funds commenced operations on April 1, 2002. The Sun Capital All Cap Fund commenced operations on May 1, 2002. In addition, Contractholders approved the liquidation of the SC INVESCO Energy, SC INVESCO Health Sciences, SC INVESCO Technology, and SC INVESCO Telecommunications Funds at a Special Meeting of Shareholders on December 19, 2002. These Funds were liquidated at the close of business December 20, 2002.

    While the past year has been a difficult one in the financial markets, we look forward in 2003 to meeting the investment challenge created during an extremely difficult 2002. As always, we appreciate your participation in the Sun Capital Advisers Trust and look forward to serving your investment needs now and in the future.

Respectfully,

/s/ James M.A. Anderson
James M.A. Anderson
President

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALL CAP FUND

Since inception of May 1, 2002 through December 31, 2002, the Sun Capital All Cap Fund had a return of -24.43% versus -17.30% for the S&P 500 Stock Index during the same period. The US stock markets went through very difficult times in 2002, posting negative returns for the third year in a row. Three consecutive down years have not been witnessed by US markets since 1939-1941. Performance for the All Cap Fund during the second and third quarters of 2002 was poor as we were overweight in the technology and telecommunications sectors, having been early in making investments in these sectors. During this time period the market sell-off in these areas was much more pronounced than we expected. However, our value strategy did take hold in the fourth quarter, as the fund returned 17.35%, outperforming the S&P 500 Stock Index by 891 basis points.

Despite the market turmoil, the All Cap Fund continued its focus on finding and investing in companies that we believe are being undervalued by the market. We took the opportunity during market drops in July and October to add to select positions in stocks that had been greatly oversold. At year-end we remained overweight in technology and telecommunications, while underweight in financials and sectors reliant on consumer spending, such as retailers and homebuilders. We believe that companies in the technology and telecommunications arena continue to represent the most compelling values in the stock market. Negative sentiment, by both professional and individual investors, has led to a severe discounting of future growth potential following the implosion of the dot.com bubble of the late 1990's. The reason for the underweight in financials is the belief that interest rates are likely to rise as economic activity improves over the course of the year. Stocks tied to consumer spending should be affected by a slow down in consumer consumption led by a drop in mortgage refinancings, which have been at record levels.

Having the flexibility to invest in stocks within a wide range of market capitalization allows us to gravitate to where the values are. As we have stated throughout the year, the best stock values are in the small and mid-capitalization areas of the market. Most of the large capitalization companies are still expensive by conventional valuation measures relative to the rest of the market. The stocks in the All Cap Fund, on average, trade at a discount to the S&P 500 as measured by price to book value and price to sales ratios. As a diversified portfolio, the Fund is more attractively priced than the overall market, with a price to sales ratio of 0.8x and a price to book ratio of 1.5x versus 1.3x sales and 2.7x book for the S&P 500.

Our investment approach has shown its merit over the past five years and it is important to remember that performance over a full market cycle (both bull and bear markets) is the ultimate arbiter of a manager's success. We believe that our all cap relative value approach should position the portfolio to outperform the S&P 500 over the long term, regardless of the direction of the economy.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                       AT DECEMBER 31, 2002
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
GATX Corp.                                     3.4%          Telecommunications                      9.2%
General Motors Corp.                           3.1%          Insurance                               7.6%
Agere Systems, Inc.                            3.1%          Software                                7.5%
Pfizer, Inc.                                   2.8%          Financial Services                      7.4%
Parametric Technology Corp.                    2.8%          Health Care Equipment & Supplies        6.4%
Sprint Corp. (PCS Group)                       2.8%
Baxter International, Inc.                     2.8%
Archer-Daniels-Midland Co.                     2.7%
JP Morgan Chase & Co.                          2.6%
Avaya, Inc.                                    2.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL CAP FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALL CAP FUND  S&P 500 INDEX
MAY 1, 2002     $10,000        $10,000
May 31, 2002        $9,670         $9,926
Jun 30, 2002        $8,360         $9,227
Jul 31, 2002        $7,390         $8,500
Aug 31, 2002        $7,400         $8,556
Sep 30, 2002        $6,440         $8,556
Oct 31, 2002        $6,980         $9,309
Nov 30, 2002        $8,130         $9,857
Dec 31, 2002        $7,557         $8,270

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
All Cap Fund......................................          -24.43%
S&P 500 Index.....................................          -17.30%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

For 2002, the Sun Capital Investment Grade Bond Fund returned 5.23% versus the Lehman Aggregate Bond Index return of 10.25%.

While the absolute return of the Fund is acceptable when contrasted to the equity markets, the portfolio's overweight (1.5x) in the credit sector relative to the Index, negatively affected returns throughout the year. Corporate scandals, weak investor confidence, extreme volatility, credit rating agency actions, high correlation to the equity markets, limited liquidity and a lackluster economy all hindered performance in 2002. Overweights in the utility and telecommunications sectors, two of the worst performing sectors for the year, hampered performance of the portfolio as did our overweight in BBB rated securities. 2002 was one of worst years ever for the credit sector on a relative basis as more than $144 billion of securities were downgraded from investment grade to "junk" bond status and removed from the Index. During all of 2001, $66 billion in debt was downgraded.

The portfolio's exposure, on a sector basis, at year-end continued to reflect our belief that corporate bonds and mortgages should provide excess return over "non-spread" sectors such as Treasuries and Government Agencies. Below investment grade corporate bonds comprised 8% of the portfolio at year-end, compared to 7% on December 31, 2001. For the year, the Merrill Lynch High Yield Index returned a negative 1.14%, which only highlights the difficulties encountered in the "riskier" portions of the credit markets. In anticipation of higher interest rates, duration at year-end was slightly short of the Index. The average quality of the portfolio remained AA.

Similar to 2001, at least from an economic standpoint, 2002 will be remembered for the second-half recovery that never materialized. However, 2002 was different as historically low interest rates were encountered and viewed as a catalyst for economic growth. Despite lackluster business capital spending and higher levels of business layoffs, the ever vigilant consumer kept the economy from retrenching into a recession like quagmire. During the last quarter of 2002, consumer spending finally seemed to be slowing as evidenced by lackluster retail sales, higher unemployment and lower levels of consumer confidence. The 10-year Treasury ended the year at 3.8%, more than 130 basis points lower than the prior year-end as the carnage suffered in the equity and credit markets, as well as fear of an encounter with Iraq, drove investors to seek safety.

INVESTMENT STRATEGY AND OUTLOOK

As we head into 2003, we remain cautiously optimistic towards the U.S. economy in general. The low level of interest rates, coupled with a weak U.S. Dollar and President Bush's economic stimulus plan should create a positive environment for economic growth. We remain aware of geopolitical risks around the world but are convinced we cannot predict the timing or duration of such events, should they occur.

With corporate America preaching debt reduction, cash flow generation and corporate governance, we continue to believe that corporate bonds will provide excess returns during 2003. Furthermore, the technical picture remains appealing with corporate debt issuance expected to be down versus 2002 and credit spreads over Treasuries remaining compelling on a historical basis. In addition, many large buyers of corporate bonds pulled back during 2002 and are expected to allocate greater funds toward the sector during 2003. We believe that success in the credit markets in 2003 will be determined by successful individual credit selection and appropriate asset diversification, two areas we will continue to focus on in 2003.

TOP TEN BOND ISSUERS                                         TOP FIVE BOND SECTORS
AT DECEMBER 31, 2002                                         AT DECEMBER 31, 2002
----------------------------------------------------------   ----------------------------------------------------------
                                           % OF NET ASSETS                                              % OF NET ASSETS
                                           ---------------                                              ---------------
Federal Home Loan Mortgage                      18.2%          U.S. Govt. & Agency Obligations               48.6%
U.S. Treasury Bonds and Notes                   13.8%          Electric Utilities                             8.2%
Government National Mortgage Assn.              11.9%          Financial Services                             8.2%
Federal National Mortgage Assn.                  6.1%          Broadcasting/Media                             4.1%
Continental Cablevision, Inc.                    1.7%          Commercial Mortgage Backed
Northrop Grumman Corp.                           1.6%          Securities                                     3.1%
Household Finance Corp.                          1.6%
Great Lakes Power, Inc.                          1.6%
Time Warner Entertainment Co.                    1.5%
NiSource Financial Corp.                         1.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INVESTMENT GRADE    LEHMAN BROTHERS
                 BOND FUND      AGGREGATE BOND INDEX
Dec 7, 98              $10,000               $10,000
Dec 31, 98             $10,004               $10,025
Mar 31, 99             $10,045                $9,975
Jun 30, 99              $9,956                $9,888
Sep 30, 99              $9,963                $9,955
Dec 31, 99              $9,948                $9,943
Mar 31, 2000           $10,120               $10,162
Jun 30, 2000           $10,291               $10,338
Sep 30, 2000           $10,591               $10,651
Dec 31, 2000           $10,929               $11,099
Mar 31, 2001           $11,278               $11,435
Jun 30, 2001           $11,351               $11,499
Sep 30, 2001           $11,656               $12,031
Dec 31, 2001           $11,717               $12,037
Mar 31, 2002           $11,730               $12,048
Jun 30, 2002           $11,839               $12,493
Sep 30, 2002           $12,124               $13,065
Dec 31, 2002           $12,329               $13,271

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                            LIFE OF
                                     ONE YEAR  THREE YEARS  FUND***
                                     --------  -----------  -------
Investment Grade Bond Fund.........    5.23%        7.41%    5.28%
Lehman Brothers Aggregate Bond
  Index............................   10.25%       10.10%    7.14%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the year ended December 31, 2002 the total return of the Money Market Fund was 1.12%, compared to 1.78% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At December 31, 2002, the Fund had net assets of $149.4 million, compared to $116.9 million a year earlier. The Fund had a seven-day yield of 0.76% and an average maturity of 33 days. The portfolio was 71% invested in highly rated commercial paper, 22% in U.S. Government and Agency discount securities and 7% in other short-term instruments.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 1.75%. The FOMC kept rates in a holding pattern for most of the year before lowering them by 50 basis points in November. The Federal Reserve's decision was based on its concern that "the U.S. economy needed help to work its way through a soft patch" as a result of falling industrial production, weak job growth, low consumer confidence and a climate of heightened uncertainty. The Federal Funds rate at year-end was 1.25%, the lowest in 41 years and the Discount rate was 0.75%. The rate cut was the only one this year, and the 12th consecutive cut since the Fed first began trying to stimulate the economy at the beginning of 2001.

Three-month Treasury bills started the year at 1.73%, reached their high in mid-March at 1.86%, and closed the year at 1.20%. The spread on 90-day commercial paper over Treasury bills fluctuated between 1 and 31 basis points during the year. This year the need for commercial paper to finance merger and acquisition activity was significantly reduced. In addition, a slowing economy caused businesses to reduce short-term borrowings to finance capital spending and inventories. As a result, commercial paper outstanding at year-end declined to $1.3 trillion versus $1.4 trillion at the end of 2001.

Given our forecast that more rate cuts seem unlikely by the FOMC in this cycle, our current strategy is to maintain a slightly shorter average maturity. We have also begun to invest a small percentage of the portfolio in floating rate notes in anticipation of possible rate increases later this year as the economy modestly rebounds.

TOP TEN ISSUERS
AT DECEMBER 31, 2002
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
Federal National Mortgage Assn.                          9.36%
U.S. Treasury Bills                                      9.35%
Merrill Lynch & Co., Inc.                                4.24%
Diageo Capital PLC                                       4.15%
Citicorp                                                 4.08%
American General Finance Corp.                           4.02%
National Rural Utilities Cooperative Finance Corp.       4.01%
Wells Fargo & Co.                                        3.95%
Kraft Foods, Inc.                                        3.94%
Federated Prime Obligation                               3.93%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY        MERRILL LYNCH
              MARKET FUND  3-MONTH T-BILL INDEX
Dec 7, 98         $10,000               $10,000
Dec 31, 98        $10,031               $10,030
Mar 31, 99        $10,138               $10,136
Jun 30, 99        $10,246               $10,255
Sep 30, 99        $10,363               $10,385
Dec 31, 99        $10,495               $10,513
Mar 31, 2000      $10,635               $10,660
Jun 30, 2000      $10,785               $10,822
Sep 30, 2000      $10,949               $10,985
Dec 31, 2000      $11,114               $11,164
Mar 31, 2001      $11,257               $11,332
Jun 30, 2001      $11,368               $11,459
Sep 30, 2001      $11,457               $11,583
Dec 31, 2001      $11,513               $11,657
Mar 31, 2002      $11,547               $11,707
Jun 30, 2002      $11,581               $11,763
Sep 30, 2002      $11,614               $11,816
Dec 31, 2002      $11,642               $11,867

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                            LIFE OF
                                     ONE YEAR  THREE YEARS  FUND***
                                     --------  -----------  -------
Money Market Fund..................    1.12%       3.52%     3.81%
Merrill Lynch 3-month U.S. Treasury
  Bill Index.......................    1.78%       4.11%     4.30%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the year ended December 31, 2002, the Fund had a one year total return of 4.04%, compared to 3.64% for the Morgan Stanley REIT Index.

The Morgan Stanley REIT Index outperformed the total return of most major stock indices for the year 2002. It is also worth noting that the Russell 3000 Value Index outperformed the Russell 3000 Growth Index, -15.18% versus -28.04%. This is important to note because REITs were viewed by many investors to be defensive stocks in 2002, a common characteristic of value stocks.

The economy muddled along in 2002 and by most estimates should continue that trend late into 2003, which does not bode well for increased capital expenditures and job growth, two large drivers of demand for real estate. In the meantime, most well-managed REITs are trying to make the most of the situation by pruning their lowest yielding assets, shoring up their balance sheets, and avoiding as much market risk as possible by focusing on assets with stable cash flows. This type of activity should continue as long as interest rates remain low and high levels of occupancy and low risk are in demand. As soon as a market upswing is visible, expect to see properties with vacancy to be in greater demand because of the opportunities to increase their value.

We view the current period as one in which a broadly diversified portfolio is essential as the prospects for growth are clearly different among the property types. For example, we will remain underweight in the Apartment sector until the earnings begin to reach trough levels. Although the Apartment sector does have shorter lease terms that should allow it to quickly capture higher rental rates when the economy begins to recover, the low interest rates and increasing unemployment continue to keep pressure on the renter-by-choice demographic. In contrast, we are overweight in the Office sector, which is a property type that while still battling with increasing vacancy and decreasing rents, is trading at a significant discount to Net Asset Value, and is not subject to new supply. Earnings have been the most predictable in the defensive Strip Center and Regional Mall sectors, hence the overweight position in both property types. The long leases and limited development exposure should help retail oriented REITs continue to deliver predictable earnings growth going forward, however it should be difficult to duplicate the same levels of growth because there are fewer acquisition opportunities and retailers are beginning to slow their unit growth. In addition to prudent sector allocation, we are focusing our portfolio management efforts on selecting companies with the financial strength to sustain their dividends and on companies with above average growth prospects compared to their peers. The average dividend yield for the portfolio as of the end of 2002 was 6.73% (compared to the REIT Index average of 7.13%), and the average 2002 funds from operations (FFO) growth for the portfolio was 1.6% (compared to 0.2% for the REIT Index).

Despite outperforming the S&P 500 for the last three years, we believe that a diversified REIT portfolio is an essential component of a broader balanced portfolio. We anticipate total returns to approximate the dividend yield again in 2003.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE PROPERTY TYPES
AT DECEMBER 31, 2002                                       AT DECEMBER 31, 2002
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
SL Green Realty Corp.                          7.9%          Office                                  24.9%
Boston Properties, Inc.                        6.4%          Regional Malls                          16.6%
CBL & Associates Properties, Inc.              5.6%          Apartments                              15.6%
General Growth Properties                      5.2%          Shopping Centers                        13.6%
Apartment Investment & Management Co.          5.1%          Mixed                                    8.5%
Reckson Associates Realty Corp.                4.5%
Vornado Realty Trust                           4.3%
BRE Properties, Inc.                           4.2%
Mack-Cali Realty Corp.                         4.1%
Federal Realty Investment Trust                4.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MORGAN STANLEY
              REAL ESTATE FUND    REIT INDEX
Dec 7, 98              $10,000         $10,000
Dec 31, 98              $9,929          $9,774
Mar 31, 99              $9,365          $9,303
Jun 30, 99             $10,383         $10,226
Sep 30, 99              $9,536          $9,398
Dec 31, 99              $9,534          $9,330
Mar 31, 2000            $9,929          $9,577
Jun 30, 2000           $11,123         $10,571
Sep 30, 2000           $11,987         $11,396
Dec 31, 2000           $12,518         $11,887
Mar 31, 2001           $12,217         $11,829
Jun 30, 2001           $13,556         $13,121
Sep 30, 2001           $13,612         $12,780
Dec 31, 2001           $14,092         $13,411
Mar 31, 2002           $15,139         $14,524
Jun 30, 2002           $15,876         $15,228
Sep 30, 2002           $14,726         $13,874
Dec 31, 2002           $14,662         $13,900

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                            LIFE OF
                                     ONE YEAR  THREE YEARS  FUND***
                                     --------  -----------  -------
Real Estate Fund...................    4.04%       15.43%    9.86%
Morgan Stanley REIT Index..........    3.64%       14.04%    8.42%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The SC Alger Growth Fund, incepted April 1, 2002, returned -28.74% for the nine months ended December 31, 2002, compared to -22.31% for the S&P 500 Index. The Fund seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests primarily in the equity securities of large companies, those having a market capitalization of $1 billion or greater. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

The nine months ended December 31, 2002 was a difficult period for equity markets. However, the Fund was able to take advantage of certain holdings with positive returns. Top performing investments that were additive to returns for the period included eBay, Inc. (+19.7%), Dell Computer Corp. (+2.4%) and Lockheed Martin Corp. (+0.9%). Poor performing investments included Sun Microsystems, Inc. (-64.7%), Taiwan Semiconductor Manufacturing Co. Ltd. (-62.6%) and Concord EFS, Inc. (-52.7%). During the period, the Fund benefited from strong security selection in the consumer staples sector, but was hurt by an overweighting in the weak technology sector in missing the S&P 500 benchmark.

Following a difficult first three months of the year, the second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concerns over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

Over the past two years, the economy was caught in the middle of a "perfect storm": a combination of the severe equity decline, the aftershocks of 9/11, the crisis of investor confidence in the wake of Wall Street scandals, and the consolidation and commoditization of the tech industry. However, during the last several months, it seems that some semblance of calm has returned. While moods are difficult to predict, the markets have both stabilized and gained ground since early October. In addition, investors, we trust, are beginning to recognize the relative attractiveness of stocks compared to bonds. This will be an added plus for equities on a going forward basis. For the time being, there seems to be a respite from the financial and geopolitical drama that has become so familiar. While 2003 will likely see new issues, it is unlikely that we will be buffeted by another perfect storm. Given how well the economy has weathered recent events, we expect that it will do even better in the upcoming months, now that the storm has run its course.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp.                            3.7%         Pharmaceuticals                         21.2%
Pharmacia Corp.                            3.7%         Software                                 9.1%
eBay, Inc.                                 3.5%         Computers & Business Equipment           5.5%
Vodafone Group PLC ADR                     2.9%         Communication Services                   5.1%
Wyeth                                      2.8%         Insurance                                4.6%
Johnson & Johnson                          2.7%
Cisco Systems, Inc.                        2.6%
Devon Energy Corp.                         2.6%
Abbott Laboratories                        2.5%
Tyco International                         2.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALGER GROWTH FUND  S&P 500 INDEX
Apr 1, 2002             $10,000        $10,000
Apr 30, 2002             $9,400         $9,394
May 31, 2002             $9,140         $9,324
Jun 30, 2002             $8,570         $8,661
Jul 31, 2002             $7,680         $7,986
Aug 31, 2002             $7,610         $8,039
Sep 30, 2002             $6,940         $7,165
Oct 31, 2002             $5,497         $7,795
Nov 30, 2002             $6,470         $8,254
Dec 31, 2002             $7,126         $7,770

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Alger Growth Fund.................................          -28.74%
S&P 500 Index.....................................          -22.31%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from April 1, 2002 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER INCOME & GROWTH FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The SC Alger Income & Growth Fund, incepted on April 1, 2002, returned -26.20% for the nine months ended December 31, 2002, compared to -22.31% for the S&P 500 Index during the same period. The Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. It invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

The nine months ended December 31, 2002 was a difficult period for equity markets. However, the Fund was able to take advantage of certain holdings with positive returns. Top performing investments that were additive to returns for the period included eBay, Inc. (+19.7%), UCBH Holdings, Inc. (+18.4%) and Dell Computer Corp. (+2.4%). Poor performing investments included Sun Microsystems, Inc. (-64.7%), Taiwan Semiconductor Manufacturing Co., Ltd. (-62.6%) and Concord EFS, Inc. (-52.7%). During the period, the Fund benefited from strong security selection in the consumer staples sector, but was hurt by poor performing technology stocks in missing the S&P 500 benchmark.

Following a difficult first three months of the year, the second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concerns over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

Over the past two years, the economy was caught in the middle of a "perfect storm": a combination of the severe equity decline, the aftershocks of 9/11, the crisis of investor confidence in the wake of Wall Street scandals, and the consolidation and commoditization of the tech industry. However, during the last several months, it seems that some semblance of calm has returned. While moods are difficult to predict, the markets have both stabilized and gained ground since early October. In addition, investors, we trust, are beginning to recognize the relative attractiveness of stocks compared to bonds. This will be an added plus for equities on a going forward basis. For the time being, there seems to be a respite from the financial and geopolitical drama that has become so familiar. While 2003 will likely see new issues, it is unlikely that we will be buffeted by another perfect storm. Given how well the economy has weathered recent events, we expect that it will do even better in the upcoming months, now that the storm has run its course.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Verizon Communications, Inc.               3.6%         Pharmaceuticals                         11.9%
Pharmacia Corp.                            3.4%         Drugs & Health Care                      7.6%
Microsoft Corp.                            2.9%         Multiline Retail                         6.7%
Wyeth                                      2.9%         Communication Services                   5.9%
Procter & Gamble Co.                       2.8%         Diversified Telecommunication
Comerica, Inc.                             2.7%           Services                               5.7%
Johnson & Johnson                          2.6%
Cisco Systems, Inc.                        2.5%
Tyco International Ltd.                    2.5%
Lincoln National Corp.                     2.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER INCOME & GROWTH FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ALGER INCOME & GROWTH FUND  S&P 500 INDEX
Apr 1, 2002                      $10,000        $10,000
Apr 30, 2002                      $9,390         $9,394
May 31, 2002                      $9,200         $9,324
Jun 30, 2002                      $8,740         $8,661
Jul 31, 2002                      $7,780         $7,986
Aug 31, 2002                      $7,710         $8,039
Sep 30, 2002                      $7,120         $7,165
Oct 31, 2002                      $7,520         $7,795
Nov 30, 2002                      $7,910         $8,254
Dec 31, 2002                      $7,380         $7,770

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Alger Income & Growth Fund........................          -26.20%
S&P 500 Index.....................................          -22.31%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Income & Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from April 1, 2002 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 ALGER SMALL CAPITALIZATION FUND (SUBADVISED BY FRED ALGER MANAGEMENT, INC.)

The SC Alger Small Capitalization Fund, incepted April 1, 2002, returned -23.90% for the nine months ended December 31, 2002, compared to -28.87% for the Russell 2000 Growth Index during the same period. The Fund seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies, those having a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index. Individual stock selection is based on the in-depth, fundamental research conducted by our staff of seasoned analysts. Through the efforts of our research staff, we seek out those companies that have higher earnings growth potential than the broad market, exceptionally strong management, sustainability and predictability of growth, and market dominance.

The nine months ended December 31, 2002 was a difficult period for equity markets. However, the Fund was able to take advantage of certain holdings with positive returns. Top performing investments that were additive to returns for the period included Corinthian Colleges, Inc. (+49.8%), Coach, Inc. (+29.8%) and Doral Financial Corp. (+27.9%). Poor performing investments included International Rectifier Corp. (-59.4%), BISYS Group, Inc. (-54.9%) and J.D. Edwards (-37.5%). During the period, the Fund benefited from strong security selection in the consumer discretionary sector and a slight underweighting in the weak technology sector in beating the Russell 2000 Growth benchmark.

Following a difficult first three months of the year, the second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concerns over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

Over the past two years, the economy was caught in the middle of a "perfect storm": a combination of the severe equity decline, the aftershocks of 9/11, the crisis of investor confidence in the wake of Wall Street scandals, and the consolidation and commoditization of the tech industry. However, during the last several months, it seems that some semblance of calm has returned. While moods are difficult to predict, the markets have both stabilized and gained ground since early October. In addition, investors, we trust, are beginning to recognize the relative attractiveness of stocks compared to bonds. This will be an added plus for equities on a going forward basis. For the time being, there seems to be a respite from the financial and geopolitical drama that has become so familiar. While 2003 will likely see new issues, it is unlikely that we will be buffeted by another perfect storm. Given how well the economy has weathered recent events, we expect that it will do even better in the upcoming months, now that the storm has run its course.

TOP TEN EQUITY HOLDINGS                                      TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                         AT DECEMBER 31, 2002
----------------------------------------------------------   ----------------------------------------------------------
                                           % OF NET ASSETS                                              % OF NET ASSETS
                                           ---------------                                              ---------------
Doral Financial Corp.                           1.5%           Hotels, Restaurant & Leisure                  5.9%
Actuant Corp.                                   1.5%           Commercial Services & Supplies                5.4%
Charles River Laboratories                                     Pharmaceuticals                               5.0%
  International, Inc.                           1.5%           Insurance                                     5.0%
UCBH Holdings, Inc.                             1.4%           Computer Related & Business Services          4.8%
Fair, Issac & Co., Inc.                         1.4%
Affiliated Managers Group, Inc.                 1.4%
NPS Pharmaceuticals, Inc.                       1.4%
Corinthian Colleges, Inc.                       1.4%
Noble Energy, Inc.                              1.4%
Cooper Cameron Corp.                            1.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALGER SMALL CAPITALIZATION FUND AND THE RUSSELL 2000 GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ALGER SMALL      RUSSELL 2000
              CAPITALIZATION FUND  GROWTH INDEX
Apr 1, 2002               $10,000       $10,000
Apr 30, 2002               $9,570        $9,784
May 31, 2002               $9,410        $9,212
Jun 30, 2002               $8,810        $8,430
Jul 31, 2002               $7,780        $7,135
Aug 31, 2002               $7,790        $7,131
Sep 30, 2002               $7,210        $6,616
Oct 31, 2002               $7,620        $6,951
Nov 30, 2002               $8,110        $7,640
Dec 31, 2002               $7,610        $7,113

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Alger Small Capitalization Fund...................          -23.90%
Russell 2000 Growth Index.........................          -28.87%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell 2000 Growth Index includes securities of companies in the Russell 2000 Index which have a greater than average growth orientation. The Russell 2000 Index includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable U.S. equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Alger Small Capitalization Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from April 1, 2002 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS ADVISORS)

For the year ending December 31, 2002, the SC Davis Financial Fund returned -18.45%, while the S&P 500 returned -22.10%.

Most of the Fund's financial holdings were down during the year, following the general direction of the market. A handful of names managed to perform well, including Golden West Financial, First Data Corp., Moody's, and Providian Financial. The largest financial detractors from performance were Household International, Janus Capital, Julius Baer, and Transatlantic Holdings.

The SC Davis Financial Fund also holds a number of non-financial stocks. Tyco International and Sealed Air produced mixed results. Tyco's shares declined precipitously in the first half of the year as its former management team gradually lost credibility before finally leaving under ignominious circumstances. We sold a portion of our Tyco International position as it declined, but admittedly not enough. As a result, Tyco was one of the greatest detractors from performance in the year.

Sealed Air's shares declined in the summer as a result of negative developments in an asbestos-related case, only to recover in fourth quarter once the case was settled out of court. We held our position in Sealed Air through the lawsuit ultimately to its positive resolution, on the grounds that the case seemed baseless and appeared to run contrary to legal precedents.

The U.S. stock market as measured by the S&P 500 finished down 22% for the year, its third consecutive year of losses. At Davis Advisors, our investment strategy is to find high-quality businesses at value prices. In the market declines of the last several years, we have focused on upgrading the quality of portfolio holdings at relatively attractive prices. A fairly well-balanced list of positive and negative considerations relating to the economy and corporate profits explain the persistent volatility of the market. Perceived positives are historically low interest rates, high productivity, and the continuing if subdued strength of the U.S. dollar. Negatives include anemic top-line growth, a lack of pricing power, and a historically high price-to-earnings multiple. Rather than attempt to characterize this environment as a "bull" or a "bear" market, we are evaluating the "risk/reward" of individual investments, as we believe this will be the key to generating competitive results both against benchmarks and peers.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                       8.4%         Insurance                               25.0%
Tyco International Ltd.                    6.4%         Banking S&L                             21.9%
Citigroup, Inc.                            5.6%         Financial Services                      21.5%
Bank One Corp.                             5.5%         Investment Firm                         14.6%
Golden West Financial Corp.                5.4%         Technology                               6.4%
Philip Morris Cos., Inc.                   5.1%
Julius Baer Holding Ltd., Zurich           5.0%
Wells Fargo & Co.                          4.9%
Dun & Bradstreet Corp.                     4.6%
Transatlantic Holdings, Inc.               4.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  DAVIS          S&P
              FINANCIAL FUND  500 INDEX
Jul 17, 2000         $10,000    $10,000
Sep 30, 2000         $10,930     $9,535
Dec 31, 2000         $11,339     $8,790
Mar 31, 2001         $10,157     $7,747
Jun 30, 2001         $11,069     $8,206
Sep 30, 2001         $10,000     $6,999
Dec 31, 2001         $10,000     $7,752
Mar 31, 2002         $10,574     $7,772
Jun 30, 2002          $9,443     $6,733
Sep 30, 2002          $8,032     $5,572
Dec 31, 2002          $8,640     $6,043

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                           LIFE OF
                                        ONE YEAR         TWO YEARS         FUND***
                                     ---------------  ---------------  ---------------
Davis Financial Fund...............          -18.45%          -12.71%           -5.77%
S&P 500 Index......................          -22.10%          -17.15%          -18.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS ADVISORS)

For the year ending December 31, 2002, the SC Davis Venture Value Fund returned -16.24%, while its benchmark, the S&P 500, returned -22.10%.

The Fund has meaningful sector exposures to a diverse array of financial companies -- ranging from property and casualty insurance to regional banks -- followed by consumer staples and capital goods. These allocations are the residual effect of stock selection, and we believe our portfolio is well-diversified both within and across represented sectors.

American Express and American International Group (AIG) are our largest financial holdings. During the last year, American Express was a relatively positive contributor to portfolio performance, while AIG's shares declined further than the market. We believe that American Express and AIG's business models, management teams, and competitive advantages are among the very best in their respective industries. We would characterize both as core long-term holdings.

Philip Morris and Diageo were our two largest representative consumer staples positions during the year. While a sluggish economy has restrained the company's profit growth in the short run, primarily by driving smokers to discount brands, we believe that Philip Morris will take the necessary action to maintain its market share until economic conditions improve. In the meantime, Philip Morris generates sufficient cash to add value by buying back shares, paying a high dividend, and reinvesting in its business for future growth.

Diageo's shares performed well for the year relative to the market, but were still negative, primarily as a result of renegotiated terms for the sale of Burger King to a group of private investors in fourth quarter. Despite a lower sale price than originally anticipated, Diageo's shareholders will nonetheless benefit from the return of capital that Diageo's management will effect as it buys back a large percentage of the company's outstanding shares with the proceeds.

Our largest capital goods positions, Tyco International and Sealed Air, produced mixed results. Tyco's shares declined precipitously in the first half of the year as its former management team gradually lost credibility before finally leaving under ignominious circumstances. We sold a portion of our Tyco International position as it declined, but admittedly not enough. As a result, Tyco was one of the greatest detractors from performance in the year.

Sealed Air's shares declined in the summer as a result of negative developments in an asbestos-related case, only to recover in fourth quarter once the case was settled out of court. We held our position in Sealed Air through the lawsuit ultimately to its positive resolution, on the grounds that the case seemed baseless and appeared to run contrary to legal precedents.

The U.S. stock market as measured by the S&P 500 finished down 22% for the year, its third consecutive year of losses. At Davis Advisors, our investment strategy is to find high-quality businesses at value prices. In the market declines of the last several years, we have focused on upgrading the quality of portfolio holdings at relatively attractive prices. A fairly well-balanced list of positive and negative considerations relating to the economy and corporate profits explain the persistent volatility of the market. Perceived positives are historically low interest rates, high productivity, and the continuing if subdued strength of the U.S. dollar. Negatives include anemic top-line growth, a lack of pricing power, and an historically high price-to-earnings multiple. Rather than attempt to characterize this environment as a "bull" or a "bear" market, we are evaluating the "risk/reward" of individual investments, as we believe this will be the key to generating competitive results both against benchmarks and peers.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                      7.4%          Financial Services                      13.4%
Philip Morris Cos., Inc.                  6.1%          Banking S&L                             11.4%
American International Group, Inc.        4.8%          Multiline Insurance                      6.2%
Wells Fargo & Co.                         4.1%          Consumer Products                        6.1%
Citigroup, Inc.                           4.0%          Investment Firm                          5.8%
Tyco International Ltd.                   3.7%
Household International, Inc.             3.7%
Berkshire Hathaway, Inc.                  3.4%
Costco Wholesale Corp.                    3.1%
Golden West Financial Corp.               3.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DAVIS VENTURE     S&P
               VALUE FUND    500 INDEX
Jul 17, 2000        $10,000    $10,000
Sep 30, 2000         $9,770     $9,535
Dec 31, 2000         $9,858     $8,790
Mar 31, 2001         $8,885     $7,747
Jun 30, 2001         $9,156     $8,206
Sep 30, 2001         $7,943     $6,999
Dec 31, 2001         $8,812     $7,752
Mar 31, 2002         $8,731     $7,772
Jun 30, 2002         $7,894     $6,733
Sep 30, 2002         $6,897     $5,572
Dec 31, 2002         $7,380     $6,043

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                           LIFE OF
                                        ONE YEAR         TWO YEARS         FUND***
                                     ---------------  ---------------  ---------------
Davis Venture Value Fund...........          -16.24%          -13.47%          -11.61%
S&P 500 Index......................          -22.10%          -17.15%          -18.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP GROWTH FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

Despite the positive 4th quarter, returns were decidedly negative for the full one-year period ending December 31, 2002: all major equity indices declined. This represents the first three-year period of back-to-back yearly declines since 1939-1941. In 2002, value outpaced growth across market-cap segments.

In a challenging year across all segments of the US equity market, the Fund experienced a steeper one-year decline than its market benchmark, the Russell Midcap Growth Index, returning -29.26% versus the Index return of -27.41%.

For the calendar year 2002, Information Technology (IT) and Health Care were the two sectors most responsible for negative performance. Portfolio holdings in both sectors performed slightly better than their counterparts in the index. However, greater declines in the portfolio's Consumer Discretionary and Financial holdings contributed to the steeper portfolio decline over the one-year period. Portfolio holdings within Industrials, while posting negative returns, performed better than their mid-cap growth counterparts and helped return relative to the index. The portfolio's holdings in Materials and Consumer Staples, while few in number, produced positive returns.

TOP TEN EQUITY HOLDINGS                                        TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                           AT DECEMBER 31, 2002
------------------------------------------------------------   ------------------------------------------------------------
                                             % OF NET ASSETS                                                % OF NET ASSETS
                                             ---------------                                                ---------------
Westwood One, Inc.                                 2.9%         Computers & Business Equipment                    6.3%
Express Scripts, Inc.                              2.3%         Radio & TV Broadcasting                           6.2%
L-3 Communications Holdings, Inc.                  2.3%         Health Care - Services                            6.0%
USA Networks, Inc.                                 2.3%         Biotech Research & Production                     5.3%
Intuit, Inc.                                       2.2%         Drugs & Pharmaceuticals                           5.1%
Apollo Group, Inc.                                 2.2%
Zimmer Holdings, Inc.                              2.1%
SunGard Data Systems, Inc.                         1.9%
Affiliated Computer Services, Inc.                 1.9%
Advanced Auto Parts                                1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND, THE RUSSELL MIDCAP GROWTH INDEX* AND THE S&P MIDCAP 400/BARRA GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER
                BERMAN       RUSSELL
                MID CAP       MIDCAP     S&P MIDCAP 400/BARRA
              GROWTH FUND  GROWTH INDEX      GROWTH INDEX
May 1, 2001       $10,000       $10,000               $10,000
Jun 30, 2001      $10,110        $9,958               $10,179
Sep 30, 2001       $7,300        $7,190                $8,127
Dec 31, 2001       $8,750        $9,135                $9,905
Mar 31, 2002       $8,631        $8,974               $10,248
Jun 30, 2002       $7,241        $7,335                $8,915
Sep 30, 2002       $6,100        $6,075                $7,617
Dec 31, 2002       $6,190        $6,632                $8,005

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                               LIFE OF
                                             ONE YEAR          FUND***
                                          ---------------  ---------------
Neuberger Berman Mid Cap Growth Fund....          -29.26%          -24.95%
Russell Midcap Growth Index.............          -27.41%          -21.84%
S&P MidCap 400/Barra Growth Index.......          -19.17%          -12.46%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees or costs. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400/Barra Growth Index is a benchmark for mid-cap growth stock performance. The Index consists of companies in the S&P MidCap 400/Barra Growth Index, which is a market-value weighted index for mid-cap stock price movement.

**The Fund changed its benchmark from the S&P MidCap 400/Barra Growth Index to the Russell Midcap Growth Index for performance comparison purposes because the Russell Midcap Growth Index more appropriately matches the investment style of the Fund. Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP VALUE FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

Despite the positive 4th quarter, market returns were decidedly negative for the full one-year period ending December 31, 2002: all major equity indices declined. This represents the first three-year period of back-to-back yearly declines since 1939-1941. In 2002, value outpaced growth across market-cap segments.

The Fund declined over the one-year period, returning -9.53%. This return was slightly higher than the Russell Midcap Value Index return of -9.64%. In a challenging year across all segments of the US equity market, mid-cap value stocks declined less than other size and style categories.

In 2002, holdings within Financials, IT, Consumer Discretionary, and Industrials were most responsible for the portfolio's negative one-year return. Our Financials declined more than financial stocks in the index, hurting performance relative to the index. Lower exposure to Utilities helped relative performance.

We are cautiously optimistic regarding the prospect of a healthy, sustained recovery; however, while the New Year may bring with it strong economic activity, it also may not. Accordingly, we believe it's important to assemble a portfolio of quality companies that should perform well regardless of the economic environment. In order to do so, we focus on companies that, in our opinion, possess solid balance sheets, generate ample operating cash flow, and strive to maintain competitive market positions -- all characteristics we deem important in enabling them to withstand a protracted downturn, should one occur.

We also believe it's important to invest in these businesses at prices that do not reflect their intrinsic values; we've used market volatility and mercurial investor sentiment to do so. Most recently, we have discovered value opportunities within Health Care. Investors rotated out of this sector and into IT in the fourth quarter as they began to anticipate increases in capital-spending and economic activity (such increases are often seen as being more beneficial for tech stocks than other sectors). However, consensus earnings expectations for many IT companies, some of which have no current earnings, have not improved; meanwhile, the fundamentals of many profitable Health Care companies have remained strong. Therefore, we believe the run-up in IT stock-prices and the declines in Health Care prices were in many cases unwarranted; we capitalized on the opportunity. We expect our portfolio to benefit as investors return their focus to companies with the ability to produce and/or grow earnings under various economic conditions.

We believe our investment strategy will enable us to perform well relative to the market under a variety of economic scenarios, and to achieve our goal of providing downside protection as well as upside participation.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
AutoNation Inc.                            2.6%         Retail                                   7.1%
Manpower, Inc.                             2.5%         Oil Crude Producers                      6.8%
DaVita, Inc.                               2.1%         Banks                                    5.5%
Anthem, Inc.                               2.0%         Health Care Services                     5.4%
Viad Corp.                                 1.9%         Financial Miscellaneous                  5.1%
Mohawk Industries, Inc.                    1.9%
PartnerRe Ltd.                             1.9%
XL Capital Ltd.                            1.9%
Radian Group, Inc.                         1.8%
Foot Locker, Inc.                          1.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND AND THE RUSSELL MIDCAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              NEUBERGER
                BERMAN      RUSSELL
               MID CAP      MIDCAP
              VALUE FUND  VALUE INDEX
May 1, 2001      $10,000      $10,000
Jun 30, 2001     $10,060      $10,146
Sep 30, 2001      $8,980       $8,975
Dec 31, 2001      $9,893      $10,055
Mar 31, 2002     $10,374      $10,850
Jun 30, 2002     $10,014      $10,343
Sep 30, 2002      $8,538       $8,485
Dec 31, 2002      $8,950       $9,085

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                             LIFE OF
                                             ONE YEAR        FUND***
                                          --------------  --------------
Neuberger Berman Mid Cap Value Fund.....          -9.53%          -6.42%
Russell Midcap Value Index..............          -9.64%          -5.60%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

During 2002 the Value Equity Fund returned -27.47%, underperforming the Russell 1000 Value Index return of -15.52% for the year.

In 2002, the stock market declined for the third consecutive year, but ended the year on a positive note with a strong fourth quarter rally. Prices were dampened for most of 2002 by economic concerns and corporate accounting scandals. The SC Value Equity Fund trailed its benchmarks due primarily to the poor performance of two stocks, WorldCom (telecommunications) and El Paso Corp. (natural gas). Both positions were sold in mid-year.

The Fund invests in stocks priced below the portfolio manager's estimate of their intrinsic value, with an emphasis on well-managed companies that earn high returns on capital and generate significant free cash flow. We are optimistic about the market outlook for 2003 and believe the Fund, with its diverse holdings of undervalued stocks, is positioned to perform well in the coming year.

In 2002, the industrial stocks held in the Fund offset the under performance of the telecommunications holdings. Among individual stocks, Electronic Data Systems (technology services) was the top contributor to performance for the year. This stock was purchased in the third quarter near its low and held as the price advanced in the fourth quarter. Other positive contributors to performance included: Exelon (utility), Wells Fargo (banking), Eli Lilly (pharmaceuticals), Sprint (telecommunications services) and Apache Corporation (oil and gas).

The Fund's largest investments by sector were banking, insurance companies and other financial stocks, representing more than one-third of the Fund's equity assets. The financial stocks as a group returned -20.49% for the year. These stocks are held due to their attractive valuations and prospects for earnings and cash flow growth. Freddie Mac (mortgage securitization), the Fund's largest position, returned -8.42%, holding up reasonably well in the year's sharply lower market. Citigroup (financial services), the Fund's second largest investment, declined through the first three quarters, then rebounded in the fourth after the company reported that its third quarter net income increased 23% over the third quarter of 2001.

The largest new investment in the Fund is ConocoPhillips, which was purchased in the third quarter. This company produces oil, gas and chemicals and is a leading retailer of gasoline. It was formed in August 2002 through the merger of Conoco Inc. and Phillips Petroleum. Following the merger, management is targeting improved investment returns and higher cash flow by reducing capital spending, divesting or closing underperforming assets and achieving ongoing cost savings.

Other new positions during the year included: CIT Group (commercial finance), Bank of New York (banking), Carnival (cruise line), Tenet Healthcare (hospitals and other healthcare facilities) and XL Capital (insurance). In each case, we believe the stock is inexpensive relative to its earnings and cash flow prospects.

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. We believe the three-year sell-off, combined with an improving U.S. economy and increasing corporate productivity, has set the stage for a market upturn.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                5.9%         Financial Services                      22.1%
Citigroup, Inc.                            4.6%         Energy                                  13.5%
Wells Fargo & Co                           4.3%         Banking                                  9.6%
Exelon Corp.                               4.0%         Retail                                   9.0%
Fannie Mae                                 3.9%         Insurance                                6.0%
Alcan, Inc.                                3.7%
Anadarko Petroleum Corp.                   3.3%
John Hancock Financial
  Services, Inc.                           3.1%
ConocoPhillips Co.                         2.9%
Verizon Communications, Inc.               2.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 VALUE     RUSSELL 1000
              EQUITY FUND  VALUE INDEX
Jul 17, 2000      $10,000      $10,000
Sep 30, 2000      $10,240      $10,474
Dec 31, 2000      $11,335      $10,851
Mar 31, 2001      $11,305      $10,216
Jun 30, 2001      $11,619      $10,714
Sep 30, 2001      $10,619       $9,541
Dec 31, 2001      $11,049      $10,244
Mar 31, 2002      $10,912      $10,663
Jun 30, 2002       $9,235       $9,755
Sep 30, 2002       $7,356       $7,924
Dec 31, 2002       $8,015       $8,654

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                          LIFE OF
                                        ONE YEAR         TWO YEARS        FUND***
                                     ---------------  ---------------  --------------
Value Equity Fund..................          -27.47%          -15.92%          -8.61%
Russell 1000 Value Index...........          -15.52%          -10.69%          -6.03%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Value Index measures the performance of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index, an index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

In a difficult stock market environment in 2002, the SC Value Managed Fund returned -21.43%, which was somewhat better than the -22.10% return of its market benchmark, the S&P 500 Index. Throughout the year, the portfolio manager focused on controlling risk by maintaining a relatively defensive investment posture. From inception, the Fund's performance remains well ahead of its benchmark.

The Fund invests in stocks, bonds and cash equivalents, allocating assets to each segment depending on the portfolio manager's perception of the financial environment and the opportunities identified. At December 31, 2002, investments were allocated 85.7% to stocks and 14.2% to short-term investments. Short-term investments help control risk and provide a resource to purchase stocks when they become available at attractive prices.

The stock market fell for the third consecutive year in 2002 due to economic concerns and corporate accounting scandals. The Fund performed well versus the S&P 500, primarily due to its financial and industrial stocks which partially offset the underperformance of the Fund's telecommunication services investments. Among individual stocks, Exelon, a Midwest utility, was the Fund's top contributor for the year, returning 14.09%. Other contributors included:
Wells Fargo (banking), ITT Industries (diversified manufacturing) and Clear Channel Communications (radio broadcasting). Also contributing was pharmaceutical company Eli Lilly. The Fund purchased this stock inexpensively during the summer when the drug industry, as a whole, and Lilly in particular, appeared to be under earnings pressure. The stock subsequently rose as the earnings outlook improved. We took profits in October when the magnitude of near-term earnings increases became less certain.

The biggest detractor to performance during the year was WorldCom
(telecommunications), which revealed in June that it had engaged in accounting fraud. This stock was sold. Also detracting was McDonald's, which was hurt by the lagging results of its U.S. fast-food franchise. Nearly the Fund's entire position has been sold.

Although every market sector declined during the year, the Fund did well relative to the S&P 500 due to its sizable holdings of banking, insurance and other financial stocks, which represent approximately two-fifths of the Fund's equity investments. The financial stocks as a group returned -9.65% for the year, compared to -13.89% for the financial sector of the S&P 500. The Fund holds these stocks because of their attractive valuations and prospects for earnings and cash flow growth. We believe earnings and cash flow drive the performance of a stock over time. Freddie Mac (mortgage securitization), the Fund's largest position, returned -8.42% in 2002, holding up reasonably well in the year's sharply lower market. We believe the company is poised for another year of record earnings in 2003, which would represent the 12th year in a row of a new earnings high.

The portfolio manager purchases stocks priced below his estimate of their intrinsic value, with an emphasis on well-managed companies that earn high returns on capital and generate significant free cash flow. The Fund's largest new investment during 2002 was Anadarko Petroleum, a leading producer of natural gas. Natural gas supplies in the U.S. remain tight and, despite significant drilling in the past two years, natural gas has proven to be harder to find than expected. Other new positions during the year included: Pharmacia (pharmaceuticals), Tenet Healthcare (hospitals and other healthcare facilities), CIT (commercial finance) and Dollar General (discount retailing).

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. Even though we are cautious about the economic outlook at this time, we believe the stock market's three-year sell-off, combined with some economic improvement and increasing corporate productivity has set the stage for a market upturn. We will continue with our strategy of buying undervalued companies, with a goal of controlling risk and generating excellent long-term performance.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                8.1%         Financial Services                      19.3%
Wells Fargo & Co.                          6.0%         Banking                                 11.6%
Alcan, Inc.                                5.1%         Oil & Gas                               10.7%
General Motors Corp.                       5.0%         Energy                                   6.6%
M&T Bank Corp.                             4.9%         Telecommunications                       5.8%
ConocoPhillips                             4.6%
Citigroup, Inc.                            4.2%
Household International, Inc.              3.8%
ChevronTexaco Corp.                        3.4%
Exelon Corp.                               3.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 VALUE         S&P
              MANAGED FUND  500 INDEX
Jul 17, 2000       $10,000    $10,000
Sep 30, 2000       $10,420     $9,535
Dec 31, 2000       $11,387     $8,790
Mar 31, 2001       $11,104     $7,747
Jun 30, 2001       $11,376     $8,201
Sep 30, 2001       $10,409     $6,997
Dec 31, 2001       $10,695     $7,748
Mar 31, 2002       $10,756     $7,768
Jun 30, 2002        $9,634     $6,724
Sep 30, 2002        $8,064     $5,566
Dec 31, 2002        $8,404     $6,043

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                           LIFE OF
                                        ONE YEAR         TWO YEARS         FUND***
                                     ---------------  ---------------  ---------------
Value Managed Fund.................          -21.43%          -14.09%           -6.82%
S&P 500 Index......................          -22.10%          -17.15%          -18.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

For 2002, the SC Value Mid Cap Fund performed well relative to its benchmark, the S&P MidCap 400/Barra Value Index, preserving capital in a difficult market. The Fund's return of -5.95 % outperformed its benchmark return of -10.11%.

The Fund invests in companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. The goal of our value approach is to control risk and generate excellent returns over time.

In 2002, mid cap stocks performed better than large cap issues, but were nonetheless swept lower in a declining market due to the impact of economic concerns and corporate accounting scandals. The Fund's industrial stocks performed particularly well, returning 9.55% versus -12.54 % for the industrial sector of the S&P 400 MidCap Index. In addition, the Fund's healthcare issues returned 4.09% in comparison to -20.98 % for the healthcare sector of the S&P MidCap 400/Barra Value Index. We also did well in the utility sector by owning plain-vanilla utility companies in states with positive regulatory environments. The performance of the Fund's financial and energy holdings trailed those of the Index.

Among individual stocks, the top contributor to performance for the year was Omnicom Group, a leading global marketing communications firm. The Fund's purchases were well-timed; the stock was bought in the second quarter after the price had fallen by nearly 50% and the position was reduced in the third and fourth quarters as profits were taken as the price rose. Pharmaceutical Product Development also contributed favorably to performance during the year. This company, which provides drug discovery and development services to pharmaceutical and biotech companies, reported year-over-year third quarter revenue growth of 35% and earnings per share growth of 50%, continuing management's record of strong operational execution.

Oshkosh Truck, the Fund's largest investment position, contributed strongly to performance, returning 26.92%. An improving economy longer term should translate into increased demand for its concrete, fire and refuse trucks. Moreover, we expect additional contract wins for its severe-duty military vehicles and derivatives. Other contributors included: Actuant (tools and hydraulic equipment); and Cytyc (new-generation pap smear tests). Cytyc was sold on concerns about developments, including a potential vaccine, which might cause reduced demand for pap smear tests.

Amkor Technology (semiconductor packaging and testing) was the year's largest detractor to performance, falling sharply on weak semiconductor demand. The Fund's position in this stock was sold. Other detractors included Lamar Advertising (billboards) and John Hancock (insurance).

Rockwell Collins, one of the leading avionics systems suppliers, was the Fund's largest new position during 2002. Management's execution in a difficult economic environment has been solid. In addition, the stock rose late in the year on concerns of rising Middle East tensions.

During the year, Diebold, a leading global manufacturer of ATM machines, was added to the Fund's portfolio. The company is benefiting from increased service revenues from the outsourcing of ATM networks by large banks, as well as from the opportunity to increase its sales of electronic voting machines following their recent trouble-free performance in several state contests.

Other new positions included: Ingersoll-Rand (climate control and industrial products), Certegy (credit card processing services for small and medium financial institutions, and check guarantee and collection services for retailers), Darden Restaurants (full-service restaurants including the Red Lobster and Olive Garden franchises) and PartnerRe (reinsurance).

We continue to invest in undervalued companies with high and sustainable returns from their franchises. In doing so, we seek to capture the returns of the mid cap market and continue to exceed our benchmarks over time.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Oshkosh Truck Corp.                        4.6%         Medical Products                        12.9%
Lamar Advertising Co.                      4.2%         Energy                                  10.6%
Actuant Corp.                              4.0%         Electronics                              9.4%
Anadarko Petroleum Corp.                   3.4%         Machinery and Manufacturing              8.4%
Rockwell Collins, Inc.                     3.3%         Insurance                                8.1%
Diebold, Inc.                              3.2%
Cinergy Corp.                              3.1%
Millipore Corp.                            3.1%
Canadian National Railway Co.              3.1%
Pharmaceutical Product
  Development, Inc.                        3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P MIDCAP 400/BARRA VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         S&P MIDCAP
              VALUE MID   400/BARRA
              CAP FUND   VALUE INDEX
Jul 17, 2000    $10,000      $10,000
Sep 30, 2000     $9,980      $10,671
Dec 31, 2000    $10,337      $11,665
Mar 31, 2001     $9,804      $11,264
Jun 30, 2001    $10,658      $12,546
Sep 30, 2001     $9,181      $10,724
Dec 31, 2001    $11,044      $10,914
Mar 31, 2002    $11,537      $13,740
Jun 30, 2002    $10,440      $12,934
Sep 30, 2002     $9,293      $10,543
Dec 31, 2002    $10,386      $11,236

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                      LIFE OF
                                        ONE YEAR        TWO YEARS     FUND***
                                     ---------------  --------------  --------
Value Mid Cap Fund.................           -5.95%           0.24%    1.55%
S&P MidCap 400/Barra Value Index...          -10.11%          -1.86%    4.76%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

In 2002, a difficult year for the market and small cap stocks, the SC Value Small Cap Fund trailed its benchmark, the Russell 2000 Value Index. The Fund returned -20.61% for the year compared to the benchmark return of -11.42%.

In managing the Fund, the portfolio manager focuses on companies that have quality management teams and strong franchise values while attempting to be opportunistic by purchasing shares below his estimation of a company's intrinsic value. During 2002, identifying undervalued stocks that performed well was especially difficult in one of the weakest market environments in recent memory.

The smallest small caps fell the hardest in 2002 -31% in the Russell 2000 Index and -36% in the Russell 2000 Value Index. The largest small caps declined much less, -20% and -13%, respectively. Eight of the Fund's top 10 detractors to performance for the year had ending market capitalizations under $500 million, the average was $328 million. Being small and having a leveraged balance sheet were, in hindsight, the kiss of death in 2002. Seven of the 10 detractors to performance remain in the portfolio, due to our belief that while the macro-environment has not cooperated with these companies, these stocks continue to have quality management teams, strong franchise values and very solid prospects into an eventually improving economy. It would not be surprising to us if some of the 10 largest detractors become top 10 contributors in 2003.

The top contributor to performance in 2002 was PRG-Schultz (accounts payable auditing services for corporations), which rebounded in the first quarter on the basis of a business recovery from post-September 11 lows and a synergistic acquisition. The Fund's position in this investment was initially reduced as the price rose and profits taken; eventually the entire position was sold.

Another positive contributor to performance during the year was MSC Industrial (catalog of industrial maintenance supplies. Other contributors included:
AmeriCredit (sub-prime auto financing), Bunge Limited (soybean processor and fertilizer supplier) and Moore Corp. (business forms and printing). With the exception of MSC Industrial which is still held, each of these investments was sold on price strength.

The biggest detractor to performance during 2002 was On Assignment (healthcare temporary staffing). Weakness in the company's core business, combined with a new management announcing significant changes to the business model, triggered the disposition of this position. Other detractors to performance included:
Advent Software (software for investment management firms), Intertape Polymer (specialty packaging materials) and Buckeye Technologies (cellulose-based products for diapers, feminine hygiene, new disposable wipes and other applications). With the exception of On Assignment, each of these stocks is still held in the Fund.

New investments during the year included: Certegy (card processing and risk management services to financial institutions). This stock was purchased in the third quarter after the share price declined on a disappointing earnings announcement In our view, the price decline is an overreaction and we believe this well-managed company represents an excellent investment.

Enzon Pharmaceuticals (drug delivery company) was also added to the portfolio during the year. We believe Enzon's product will maintain a leading market share. We also believe the company has strong management and that other drug delivery products under development by Enzon could quickly become significant.

We are cautiously optimistic for 2003. A successful outcome to an increasingly likely war with Iraq would be the largest single factor driving the market. We continue to believe that our process will produce strong relative performance over the full market cycle. Important elements of that process include an emphasis on companies with strong management teams and strong franchise values. Additionally, our toolbox analogy speaks to the comprehensiveness of our process. In our toolbox, we use various tools such as management interviews, weekly proprietary screens, conferences and technicals (charts of both stock price and numerous valuation parameters) to fine tune the process, all of which we consider important to the finished product. Having and adhering to a sell discipline is also important to the success of our process.

TOP TEN EQUITY HOLDINGS                             TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                AT DECEMBER 31, 2002
--------------------------------------------------- ---------------------------------------------------------
                                    % OF NET ASSETS                                           % OF NET ASSETS
                                    ---------------                                           ---------------
Advent Software, Inc.                     2.8%        Retail                                       11.0%
MDU Resources Group, Inc.                 2.6%        Financial Services                            8.6%
Certergy, Inc.                            2.6%        Computer Related & Business Services          7.4%
Waddell & Reed Financial, Inc.            2.6%        Real Estate                                   6.6%
Insurance Auto Auctions, Inc.             2.6%        Health Services                               6.5%
United Defense Industries, Inc.           2.6%
ScanSource, Inc.                          2.4%
Big Lots, Inc.                            2.4%
Enzon, Inc.                               2.4%
John H. Harland Co.                       2.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE SMALL  RUSSELL 2000
               CAP FUND    VALUE INDEX
Jul 17, 2000      $10,000      $10,000
Sep 30, 2000      $10,600      $10,206
Dec 31, 2000      $12,191      $11,032
Mar 31, 2001      $11,046      $11,140
Jun 30, 2001      $13,204      $12,449
Sep 30, 2001      $11,237      $10,789
Dec 31, 2001      $13,276      $12,592
Mar 31, 2002      $14,270      $13,785
Jun 30, 2002      $13,173      $13,493
Sep 30, 2002      $10,212      $10,620
Dec 31, 2002      $10,541      $11,143

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                      LIFE OF
                                        ONE YEAR        TWO YEARS     FUND***
                                     ---------------  --------------  -------
Value Small Cap Fund...............          -20.61%          -7.01%   2.17%
Russell 2000 Value Index...........          -11.42%           0.50%   4.50%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable US equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

Despite positive returns in the fourth quarter, US equity markets declined for the third consecutive year in 2002, marking one of the worst investment periods in decades. Weak corporate profits, geopolitical uncertainties, corporate governance and accounting scandals, and high consumer leverage all weighed on investor confidence. For the year, value outperformed growth while mid-cap stocks outperformed both large- and small-caps.

There was a gradual improvement over the course of 2002 in both the economy and corporate earnings. With low inflation in place globally, central banks have attempted to stimulate growth. The US Federal Reserve Bank has been most aggressive, cutting policy rates by 525 basis points in less than two years. Spurred by lower rates and record "cash-outs" from refinancings, the consumer has been a mainstay of growth. Spending by businesses, however, was cautious. Capital spending was depressed, inventories were tightly managed, and companies focused on reducing debt and cleaning balance sheets.

Looking forward into 2003, our outlook is for a moderately improving economic environment. Consumer spending may slow due to weak employment growth, decelerating wage gains, higher oil prices, and geopolitical concerns. The sluggish consumer, however, may be offset by a modest recovery in capital equipment spending. Businesses have been making steady productivity gains and are slowly improving their corporate balance sheets which should lead to positive investment spending after two years of declines. However, overcapacity and corporate deleveraging may limit the rebound.

The economy and financial markets will contend with the overhang of a potential conflict with Iraq and friction with North Korea that may cause investors to remain on the sidelines. Factors that point to better macro trends this year include low interest rates, rising fiscal spending, money supply growth, and likely tax cuts. Though cross currents remain as investors search for renewed confidence, we are beginning to envision an environment of declining risks associated with the unwinding of the technology bubble, which will increase the likelihood of better stock market returns.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Blue Chip Mid Cap Fund returned -14.91% during 2002 compared to -14.51% for the S&P Mid Cap 400 Index. The Fund's investment strategy utilizes a two-tiered investment approach. The first is to identify the fastest growing sectors in the market using general economic and investment research. Then we focus on individual security analysis searching for high-quality, mid-cap companies that have critical mass and the potential to be much larger. Investments that were additive to returns for the period included Citizens Communications (telecommunications), Anthem (health care), Broadcom (information technology), Noble Drilling (energy) and Pepsi Bottling (consumer staples). Negative contributors to Fund returns over the year included information technology stocks Sanmina, Perkin Elmer and Cadence Design, as well as American Tower (telecommunications) and Goodyear Tire & Rubber (consumer discretionary). We continue to focus on buying companies with dominant market franchises, clean balance sheets and strong management teams. Our largest overweight is in healthcare due to promising new drug pipelines and earnings growth prospects. In addition, the Fund is overweight in consumer discretionary stocks and underweight in consumer staples, energy, and utilities.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Mattel, Inc.                               2.0%         Healthcare Equipment & Services         10.5%
Countrywide Financial Corp.                2.0%         Banks                                    8.6%
Lamar Advertising Co.                      2.0%         Consumer Durables & Apparel              7.6%
Watson Pharmaceuticals, Inc.               2.0%         Technology Hardware & Equipment          7.2%
EOG Resources, Inc.                        1.8%         Pharmaceuticals & Biotechnology          7.1%
ARAMARK Corp.                              1.8%
Knight-Ridder, Inc.                        1.8%
Guidant Corp.                              1.7%
Laboratory Corp. of America
  Holdings                                 1.7%
Host Marriott Corp.                        1.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BLUE CHIP    S&P MIDCAP
              MID CAP FUND  400 INDEX
Sep 1, 99          $10,000     $10,000
Sep 30, 99          $9,700      $9,691
Dec 31, 99         $12,707     $11,357
Mar 31, 2000       $15,610     $12,798
Jun 30, 2000       $15,187     $12,376
Sep 30, 2000       $16,768     $13,879
Dec 31, 2000       $15,879     $13,345
Mar 31, 2001       $13,918     $11,907
Jun 30, 2001       $15,446     $13,474
Sep 30, 2001       $12,790     $11,242
Dec 31, 2001       $15,366     $13,264
Mar 31, 2002       $15,993     $14,156
Jun 30, 2002       $14,910     $12,838
Sep 30, 2002       $12,243     $10,714
Dec 31, 2002       $13,075     $11,339

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                       LIFE OF
                                        ONE YEAR       THREE YEARS     FUND***
                                     ---------------  --------------  ---------
Blue Chip Mid Cap Fund.............          -14.91%           0.95%     8.37%
S&P MidCap 400 Index...............          -14.51%          -0.05%     3.84%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Investors Foundation Fund returned -24.84% for the year compared to a -22.10% return for the S&P 500 Index. The Fund's investment approach combines Wellington Management's proprietary fundamental research with quantitative analysis in the security selection process. The complementary nature of these two investment "signals" has, over time, provided greater consistency of returns than the independent use of either approach. The Fund maintained industry weights that were close to the benchmark and sought to add value through stock selection. Positive returns through stock selection were generated in the health care, financial, and energy sectors while investments in materials, industrials, and telecommunications detracted from performance during the year. In health care, pharmaceutical companies Pharmacia Corporation and Watson Pharmaceutical were top contributors to returns. Within the financial sector, Bank of America and Golden West Financial contributed to the Fund's performance. In the energy sector, Burlington Resources, GlobalSantaFe, and Halliburton generated positive returns. Results in the industrial sectors were mixed during the year. Lockheed Martin was among the best performing stocks in the Fund for the year, but did not offset poor returns from Tyco and General Electric. Other stocks that negatively impacted Fund returns during the year included WorldCom (telecommunications), Citigroup (financials), Intel (information technology) and Safeway (consumer staples).

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp                             4.4%         Pharmaceuticals & Biotechnology         11.6%
Citigroup, Inc.                            4.2%         Diversified Financial Services           8.7%
General Electric Co.                       2.8%         Technology Hardware & Equipment          8.3%
Pharmacia Corp.                            2.7%         Banks                                    6.9%
Schering-Plough Corp.                      2.3%         Food, Beverage & Tobacco                 6.0%
American International Group, Inc.         2.1%
Cisco Systems, Inc.                        2.1%
SPDR Trust                                 2.1%
Merrill Lynch & Co., Inc.                  1.9%
Exelon Corp.                               1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INVESTORS        S&P
              FOUNDATION FUND  500 INDEX
Sep 1, 99             $10,000    $10,000
Sep 30, 99             $9,680     $9,726
Dec 31, 99            $11,213    $11,173
Mar 31, 2000          $11,684    $11,429
Jun 30, 2000          $11,353    $11,126
Sep 30, 2000          $11,313    $11,018
Dec 31, 2000          $10,547    $10,156
Mar 31, 2001           $9,635     $8,952
Jun 30, 2001          $10,275     $9,476
Sep 30, 2001           $8,691     $8,085
Dec 31, 2001           $9,711     $8,949
Mar 31, 2002           $9,547     $8,973
Jun 30, 2002           $8,089     $7,771
Sep 30, 2002           $6,749     $6,429
Dec 31, 2002           $7,299     $6,971

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                           LIFE OF
                                        ONE YEAR        THREE YEARS        FUND***
                                     ---------------  ---------------  ---------------
Investors Foundation Fund..........          -24.84%          -13.33%           -9.01%
S&P 500 Index......................          -22.10%          -14.55%          -10.26%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The SC Select Equity Fund returned -27.56% compared to -22.10% for the S&P 500 Index. The Fund uses a concentrated approach whereby the stocks of 20-40 high quality, US companies are held at any given time. The Fund outpaced the benchmark over the second half of the year through strong stock selection but the positive relative results were not enough to compensate for lagging returns early in 2002. The Fund benefited most from positive stock selection in the information technology sector including EMC, Hewlett Packard, and Cisco Systems. During the second part of the year, the Fund's health care investments added to returns, with Forest Labs and St. Jude among top contributing stocks. The primary reason for underperformance in 2002 can be traced to holdings in two companies, AOL Time Warner and Tyco. Tyco was eliminated from the portfolio because too many questions remain unanswered about the company's management and accounting practices over the last few years. On the other hand, the Fund maintains a position in AOL Time Warner in the belief that the majority of the company's underlying businesses are strong enough to carry it while management resizes AOL in the current marketplace.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2002                                  AT DECEMBER 31, 2002
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp.                            4.2%         Pharmaceuticals & Biotechnology         21.9%
Citigroup, Inc.                            4.1%         Diversified Financial Services          11.7%
Pfizer, Inc.                               3.9%         Technology Hardware & Equipment          8.5%
AOL Time Warner, Inc.                      3.8%         Software & Services                      7.2%
American International Group, Inc.         3.8%         Media                                    5.9%
Abbott Laboratories                        3.6%
The Pepsi Bottling Group, Inc.             3.4%
Weyerhaeuser Co.                           3.3%
Genzyme Corp.                              3.3%
Manpower, Inc.                             3.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SELECT EQUITY     S&P
                  FUND       500 INDEX
Sep 1, 99           $10,000    $10,000
Sep 30, 99           $9,700     $9,726
Dec 31, 99          $12,640    $11,173
Mar 31, 2000        $14,680    $11,429
Jun 30, 2000        $13,060    $11,126
Sep 30, 2000        $12,770    $11,018
Dec 31, 2000        $11,413    $10,156
Mar 31, 2001         $9,353     $8,952
Jun 30, 2001         $9,863     $9,476
Sep 30, 2001         $8,282     $8,085
Dec 31, 2001         $9,562     $8,949
Mar 31, 2002         $9,165     $8,973
Jun 30, 2002         $7,324     $7,771
Sep 30, 2002         $6,176     $6,429
Dec 31, 2002         $6,927     $6,971

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002**

                                                                           LIFE OF
                                        ONE YEAR        THREE YEARS        FUND***
                                     ---------------  ---------------  ---------------
Select Equity Fund.................          -27.56%          -18.17%          -10.43%
S&P 500 Index......................          -22.10%          -14.55%          -10.26%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2002.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

COMMON STOCK - 94.0%
AEROSPACE & DEFENSE - 1.6%
Raytheon Co.............................     900   $   27,675
                                                   ----------
CABLE & SATELLITE OPERATORS - 2.0%
Comcast Corp. Class A*..................   1,489       35,096
                                                   ----------
CHEMICALS - 1.8%
Engelhard Corp..........................   1,403       31,357
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
SOURCECORP, Inc.*.......................     897       16,675
                                                   ----------
DRUGS - 6.5%
Alpharma, Inc. Class A..................   1,895       22,570
Bristol-Myers Squibb Co.................   1,229       28,451
Pfizer, Inc.............................   1,654       50,563
Vertex Pharmaceuticals, Inc.*...........     847       13,425
                                                   ----------
                                                      115,009
                                                   ----------
ELECTRICAL EQUIPMENT - 1.9%
Vicor Corp.*............................   4,094       33,780
                                                   ----------
ELECTRONICS - 3.1%
General Motors Corp. Class H*...........   5,125       54,837
                                                   ----------
ENERGY SOURCES - 1.5%
Westar Energy, Inc......................   2,624       25,978
                                                   ----------
FINANCIAL SERVICES - 7.4%
Ameritrade Holding Corp.*...............   6,922       39,179
J.P. Morgan Chase & Co..................   1,901       45,624
Mellon Financial Corp...................     573       14,961
Merrill Lynch & Co., Inc................     838       31,802
                                                   ----------
                                                      131,566
                                                   ----------
FOOD, BEVERAGES & TOBACCO - 3.9%
Archer-Daniels-Midland Co...............   3,928       48,707
Hain Celestial Group, Inc.*.............   1,360       20,672
                                                   ----------
                                                       69,379
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.4%
Baxter International, Inc...............   1,760       49,280
Guidant Corp.*..........................   1,231       37,976
I-STAT Corp.*...........................   6,702       26,808
                                                   ----------
                                                      114,064
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 5.7%
Eclipsys Corp.*.........................   2,549       13,637
HCA, Inc................................     742       30,793

                                          SHARES     VALUE

HEALTHSOUTH Corp.*......................   8,375   $   35,175
Manor Care, Inc.*.......................   1,160       21,588
                                                   ----------
                                                      101,193
                                                   ----------
INSURANCE - 7.6%
Lincoln National Corp...................     930       29,369
Prudential Financial, Inc...............   1,017       32,280
The Allstate Corp.......................     966       35,732
Unumprovident Corp......................   2,148       37,676
                                                   ----------
                                                      135,057
                                                   ----------
LODGING - HOTELS - 0.9%
Starwood Hotels & Resorts
  Worldwide, Inc........................     660       15,668
                                                   ----------
MACHINERY - 1.1%
UNOVA, Inc.*............................   3,352       20,112
                                                   ----------
MANUFACTURING - DIVERSIFIED - 1.3%
Honeywell International, Inc............     962       23,088
                                                   ----------
MULTIMEDIA - 5.1%
AOL Time Warner, Inc.*..................   3,067       40,178
Liberty Media Corp. Class A*............   3,819       34,142
Pegasus Communications Corp.
  Class A*..............................  13,133       17,204
                                                   ----------
                                                       91,524
                                                   ----------
OIL & GAS - 3.3%
Amerada Hess Corp.......................     456       25,103
Conocophillips..........................     688       33,292
                                                   ----------
                                                       58,395
                                                   ----------
PACKAGING - 1.1%
Sealed Air Corp.*.......................     510       19,023
                                                   ----------
PHARMACEUTICALS & BIOTECHNOLOGY - 1.5%
Schering-Plough Corp....................   1,243       27,595
                                                   ----------
RETAIL - 4.5%
Dollar General Corp.....................   3,557       42,506
The Kroger Co.*.........................   2,491       38,486
                                                   ----------
                                                       80,992
                                                   ----------
SEMICONDUCTORS - 3.1%
Agere Systems, Inc.*....................  39,162       54,827
                                                   ----------
SOFTWARE - 7.5%
Ascential Software Corp.*...............  13,767       33,041
Concord Communications, Inc.*...........   2,946       26,485
Legato Systems, Inc.*...................   3,611       18,163

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

Parametric Technology Corp.*............  19,606   $   49,407
Vitria Technology, Inc.*................   8,963        6,722
                                                   ----------
                                                      133,818
                                                   ----------
TELECOMMUNICATIONS - 9.2%
Arris Group, Inc.*......................  10,823       38,638
Avaya, Inc.*............................  18,057       44,239
Lucent Technologies, Inc.*..............  25,768       32,468
Sprint Corp. (PCS Group)*...............  11,252       49,284
                                                   ----------
                                                      164,629
                                                   ----------
TRANSPORTATION - 3.4%
GATX Corp...............................   2,675       61,043
                                                   ----------
WASTE MANAGEMENT - 1.7%
Waste Management, Inc...................   1,339       30,690
                                                   ----------
Total Common Stock
  (cost $1,991,643).....................            1,673,070
                                                   ----------

                                          SHARES     VALUE

SHORT TERM INVESTMENTS - 2.5%
MUTUAL FUNDS - 2.5%
Federated Prime Obligation..............  44,274   $   44,274
SSGA Money Market Fund..................     427          427
                                                   ----------
Total Short Term Investments
  (amortized cost $44,701)..............               44,701
                                                   ----------
TOTAL INVESTMENTS - 96.5%
  (cost $2,036,344).....................            1,717,771
Other assets less liabilities - 3.5%....               62,671
                                                   ----------
NET ASSETS - 100.0%.....................           $1,780,442
                                                   ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

ASSET BACKED SECURITIES - 1.7%
Airplanes Pass Through Trust Series D
  10.88%, 3/15/19.......................  $      494  $    14,815
California Infrastructure Development
  6.42%, 9/25/08........................         250      272,141
Peco Energy Transition Trust
  6.13%, 3/1/09.........................         750      840,936
                                                      -----------
Total Asset Backed Securities
  (cost $1,357,131).....................                1,127,892
                                                      -----------
CORPORATE DEBT OBLIGATIONS - 43.7%
AEROSPACE - 1.6%
Northrop Grumman Corp.
  9.38%, 10/15/24.......................       1,000    1,112,752
                                                      -----------
AUTOMOTIVE - 1.0%
Ford Motor Co.
  7.45%, 7/16/31........................         800      695,895
                                                      -----------
BANKS - 0.4%
Royal Bank of Scotland Group plc
  5.00%, 10/1/14........................         300      302,031
                                                      -----------
BROADCASTING/MEDIA - 4.1%
Continental Cablevision, Inc.
  9.50%, 8/1/13.........................         975    1,128,986
Panamsat Corp.
  6.13%, 1/15/05........................         675      654,750
Time Warner Entertainment Co.
  10.15%, 5/1/12........................         800    1,009,557
                                                      -----------
                                                        2,793,293
                                                      -----------
BUILDING CONSTRUCTION - 1.2%
Centex Corp.
  7.35%, 4/4/06.........................         135      145,841
Pulte Corp.
  7.00%, 12/15/03.......................         149      153,085
  9.50%, 4/1/03.........................         170      172,160
Pulte Homes, Inc.
  7.88%, 6/15/32........................         320      328,736
                                                      -----------
                                                          799,822
                                                      -----------
BUSINESS SERVICES - 1.1%
Xerox Corp.
  5.50%, 11/15/03.......................         750      731,250
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

CHEMICALS - 1.2%
Nova Chemical Ltd.
  7.00%, 8/15/26........................  $      800  $   796,000
                                                      -----------
ELECTRIC UTILITIES - 8.2%
Allegheny Energy Supply Co. LLC
  8.25%, 4/15/12 (1)....................         750      480,000
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................         685      728,866
  9.50%, 5/15/05........................         100      100,333
CMS Energy Corp.
  8.38%, 7/1/03.........................         150      147,000
Consumers Energy Co.
  6.20%, 5/1/08.........................       1,000      989,970
Edison Mission Energy
  9.88%, 4/15/11........................         700      329,000
Great Lakes Power, Inc.
  9.00%, 8/1/04.........................       1,000    1,060,607
Mirant Americas Generation LLC
  7.20%, 10/1/08........................         600      285,000
NiSource Finance Corp.
  5.75%, 4/15/03........................       1,000      997,368
PSEG Power LLC
  7.75%, 4/15/11........................         400      424,308
                                                      -----------
                                                        5,542,452
                                                      -----------
ELECTRONICS - 1.2%
Avnet, Inc.
  6.45%, 8/15/03........................         800      795,505
                                                      -----------
FINANCIAL SERVICES - 8.2%
Bombardier Capital, Inc.
  5.63%, 5/30/13 (1)....................         600      582,730
  6.13%, 6/29/06 (1)....................         400      361,984
Case Credit Corp.
  6.13%, 2/15/03........................       1,000      993,535
CNA Financial Corp.
  6.25%, 11/15/03.......................       1,000      996,409
General Electric Capital Corp.
  6.00%, 6/15/12........................         300      323,902
General Motors Acceptance Corp.
  6.75%, 1/15/06........................         700      724,935
Goldman Sachs Group, Inc.
  6.60%, 1/15/12........................         400      441,998

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Household Finance Corp.
  5.75%, 1/30/07........................  $      650  $   680,300
  6.38%, 11/27/12.......................         400      417,573
                                                      -----------
                                                        5,523,366
                                                      -----------
GAMING OR CASINOS - 1.0%
MGM Mirage, Inc.
  8.50%, 9/15/10........................         600      663,000
                                                      -----------
GAS & PIPELINE UTILITIES - 1.0%
Dynegy Holdings, Inc.
  6.88%, 4/1/11.........................         200       68,000
  7.45%, 7/15/06........................         430      150,500
The Williams Cos., Inc.
  7.63%, 7/15/19........................         700      441,000
                                                      -----------
                                                          659,500
                                                      -----------
INDUSTRIALS - 1.3%
Pactiv Corp.
  8.38%, 4/15/27........................         750      916,187
                                                      -----------
INSURANCE - 2.1%
Equitable Life Assurance Society
  7.70%, 12/1/15 (1)....................         600      674,748
Safeco Corp.
  7.88%, 4/1/05.........................         750      758,179
                                                      -----------
                                                        1,432,927
                                                      -----------
METAL & MINING - 0.8%
Normandy Finance Ltd.
  7.50%, 7/15/05 (1)....................         500      534,319
                                                      -----------
OIL - 2.3%
PDVSA Finance Ltd.
  8.50%, 11/16/12.......................         775      612,250
Pemex Finance Ltd.
  9.03%, 2/15/11........................         600      708,270
Petroleum Geo-Services ASA
  6.25%, 11/19/03.......................         659      243,830
                                                      -----------
                                                        1,564,350
                                                      -----------
PAPER - 1.2%
Abitibi-Consolidated, Inc.
  6.95%, 12/15/06.......................         800      830,996
                                                      -----------
REAL ESTATE - 0.9%
Simon Property Group, Inc.
  6.88%, 10/27/05.......................         575      625,714
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

SCIENTIFIC INSTRUMENTS - 0.4%
Beckman Coulter, Inc.
  7.10%, 3/4/03.........................  $      250  $   251,483
                                                      -----------
TELECOMMUNICATIONS - 2.7%
Citizens Communications Co.
  7.63%, 8/15/08........................         900      996,447
GTE North, Inc.
  9.60%, 1/1/21.........................         175      183,525
Sprint Capital Corp.
  6.88%, 11/15/28.......................         600      483,000
  6.90%, 5/1/19.........................         200      164,000
                                                      -----------
                                                        1,826,972
                                                      -----------
TRANSPORTATION - 1.8%
America West Airlines, Inc.
  6.86%, 1/2/06.........................          29       23,768
Atlas Air, Inc.
  9.70%, 1/2/08.........................         115       53,397
Continental Airlines, Inc.
  6.41%, 10/15/08.......................         112       83,209
  8.05%, 5/1/22.........................         392      344,234
P&O Princess Cruises
  7.30%, 6/1/07.........................         650      686,583
                                                      -----------
                                                        1,191,191
                                                      -----------
Total Corporate Debt Obligations
  (cost $30,964,165)....................               29,589,005
                                                      -----------
COLLATERALIZED MORTGAGE OBLIGATION - 1.8%
Federal National Mortgage Assn.
  6.00%, 1/25/32........................       1,062    1,097,277
Vendee Mortgage Trust Series 1998-2
  Class 1D
  6.75%, 9/15/20........................         125      128,258
                                                      -----------
Total Collateralized Mortgage Obligation
  (cost $1,084,403).....................                1,225,535
                                                      -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 3.1%
Commercial Mortgage Asset Trust
  Series 1999-C1 Certificate 144A
  Class F
  6.25%, 11/17/13 (1)...................         400      356,766
CS First Boston Mortgage Securities
  Corp.
  7.55%, 4/14/62........................         400      474,965

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

LB-UBS Commercial Mortgage Trust
  3.83%, 6/15/26........................  $      912  $   939,914
Morgan Stanley Capital I
  6.59%, 10/3/30........................         316      338,277
                                                      -----------
Total Commercial Mortgage Backed
  Securities
  (cost $1,912,074).....................                2,109,922
                                                      -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.6%
Federal Home Loan Mortgage
  4.74%, 8/1/32.........................       1,965    2,003,005
  5.50%, 12/1/32........................         800      816,629
  5.50%, TBA............................       1,000    1,038,464
  6.00%, 1/1/17.........................       1,530    1,601,440
  6.00%, 2/1/29.........................         180      186,504
  6.50%, 10/1/16........................       1,252    1,323,621
  6.50%, 11/1/16........................          67       70,551
  6.50%, 8/1/32.........................       3,408    3,551,387
  7.00%, 11/1/29........................         388      408,536
  7.00%, 1/1/31.........................         336      353,157
  7.00%, 4/1/31.........................          72       75,604
  7.00%, 8/1/31.........................         420      441,711
  7.50%, 3/1/30.........................          68       72,573
  7.50%, 12/1/30........................         339      360,814
  9.00%, 11/1/06........................           9       10,006
Federal National Mortgage Assn.
  5.50%, 12/1/32........................       2,500    2,554,143
  6.00%, 12/1/13........................         220      231,041
  6.00%, 11/1/16........................         158      165,006
  8.00%, 8/1/30.........................          47       50,265
  9.50%, 6/1/03.........................           1        1,139
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Government National Mortgage Assn.
  6.00%, 8/15/16........................  $      401  $   422,562
  6.50%, 9/15/31........................         886      930,195
  6.50%, 10/15/31.......................         806      846,476
  6.50%, 2/15/32........................         449      471,194
  6.50%, 3/15/32........................         681      715,456
  6.50%, 9/15/32........................       1,192    1,251,525
  6.50%, 10/15/32.......................       2,242    2,354,527
  7.00%, 12/15/14.......................         174      186,494
  7.00%, 2/15/28........................         183      194,524
  7.50%, 3/15/30........................         160      170,935
  7.50%, 9/15/30........................         445      474,448
Tennessee Valley Authority Series A
  5.63%, 1/18/11........................         200      220,032
U.S. Treasury Bonds
  5.25%, 11/15/28.......................       2,735    2,856,686
  5.38%, 2/15/31........................         240      261,638
  7.25%, 5/15/16........................         495      633,832
  7.50%, 11/15/16.......................         500      653,867
  10.38%, 11/15/12......................       1,100    1,470,218
U.S. Treasury Notes
  4.75%, 11/15/08 (2)...................       1,100    1,200,718
  5.50%, 5/15/09........................       2,000    2,269,140
                                                      -----------
Total U.S. Government Agency Obligations
  (cost $31,963,125)....................               32,900,063
                                                      -----------

                                            SHARES
                                          ----------

SHORT TERM INVESTMENTS - 1.3%
MUTUAL FUNDS - 1.3%
Federated Prime Obligation (cost
  $870,622).............................     870,622      870,622
                                                      -----------
TOTAL INVESTMENTS - 100.2%
  (cost $68,151,520)....................               67,823,039
Other assets less
  liabilities - (0.2)%..................                 (144,432)
                                                      -----------
NET ASSETS - 100.0%.....................              $67,678,607
                                                      ===========

TBA = to be announced
(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 these securities amounted to $2,990,547, representing 4.42% of net assets.
(2) Security or a portion of the security has been designated as collateral for TBA securities.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

COMMERCIAL PAPER - 71.0%
American Express Credit Corp.
  1.30%, 1/17/03........................      $2,000  $  2,000,000
  1.32%, 2/20/03........................       1,000     1,000,000
  1.36%, 1/15/03........................       2,000     2,000,000
American General Finance Corp.
  1.75%, 1/2/03 (1).....................       6,000     5,999,708
BellSouth Corp.
  1.29%, 1/24/03........................       4,000     3,996,704
  1.30%, 1/23/03........................       1,500     1,498,808
Caterpillar Financial Services NV
  1.30%, 1/7/03.........................       4,000     3,999,133
CIT Group, Inc.
  1.84%, 1/7/03.........................       4,000     3,998,773
  2.67%, 1/27/03........................       1,000     1,000,000
Citicorp
  1.30%, 1/24/03........................       6,100     6,100,000
Coca-Cola Co.
  1.28%, 1/17/03........................       1,500     1,499,147
  1.68%, 1/17/03........................       1,000       999,253
Diageo Capital PLC
  1.48%, 2/3/03.........................       5,200     5,192,946
  1.70%, 1/22/03........................       1,000       999,008
General Electric Capital Corp.
  1.36%, 5/14/03........................       2,080     2,080,000
  1.70%, 1/9/03.........................       2,200     2,200,000
  1.72%, 1/6/03.........................         579       579,000
Kraft Foods, Inc.
  1.28%, 1/21/03........................       2,000     1,998,578
  1.28%, 3/13/03........................       1,500     1,496,213
  1.30%, 2/13/03........................       2,400     2,396,273
Merrill Lynch & Co., Inc.
  1.70%, 1/15/03........................       1,300     1,299,141
  1.73%, 2/21/03........................       2,445     2,439,008
  1.74%, 2/7/03.........................       2,600     2,595,350
Morgan Stanley Dean Witter & Co.
  1.30%, 1/23/03........................       3,000     2,997,617
  1.32%, 2/21/03........................       1,000       998,130
  1.34%, 1/22/03........................       1,500     1,498,827
National Rural Utilities Cooperative
  Finance Corp.
  1.37%, 1/27/03........................       6,000     5,994,064
Province of British Columbia
  1.31%, 5/20/03........................       2,000     1,989,884
  1.43%, 2/3/03.........................       1,900     1,897,509
Province of Quebec
  1.26%, 1/31/03........................       2,200     2,197,690
  1.30%, 1/31/03........................       1,800     1,798,050
  1.31%, 1/13/03........................       1,000       999,563
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Schering Corp.
  1.30%, 3/13/03........................      $4,455  $  4,443,578
  1.30%, 3/18/03........................       1,375     1,371,226
Toyota Motor Credit Corp.
  1.30%, 2/3/03.........................       5,600     5,593,327
UBS Finance, Inc.
  1.26%, 1/14/03........................       1,500     1,499,318
  1.30%, 1/27/03........................       4,000     3,996,244
United Parcel Service, Inc.
  1.18%, 2/3/03.........................       1,501     1,499,376
  1.20%, 1/13/03........................       4,000     3,998,400
Wells Fargo & Co.
  1.26%, 2/14/03........................       1,800     1,797,228
  1.29%, 1/16/03........................       3,000     2,998,388
Wells Fargo Financial, Inc.
  1.25%, 2/28/03........................       1,100     1,097,785
                                                      ------------
Total Commercial Paper
  (cost $106,033,247)...................               106,033,247
                                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.0%
Federal Home Loan Bank
  1.25%, 1/29/03........................       5,000     4,995,139
Federal National Mortgage Assn.
  1.23%, 1/15/03........................       2,000     1,999,043
  1.23%, 2/19/03........................       4,000     3,993,304
  1.40%, 2/5/03.........................       2,000     1,997,278
  1.67%, 1/22/03........................       6,000     5,994,155
U.S. Treasury Bills
  1.19%, 3/6/03.........................       3,000     2,993,680
  1.21%, 5/8/03.........................       4,700     4,679,937
  1.38%, 1/30/03........................       6,300     6,293,022
                                                      ------------
Total U.S. Government Agency Obligations
  (cost $32,945,558)....................                32,945,558
                                                      ------------

                                            SHARES
                                          ----------

MUTUAL FUNDS - 6.9%
Federated Prime Obligation..............   5,866,795     5,866,795
SSGA Money Market Fund..................   4,431,570     4,431,570
                                                      ------------
Total Mutual Funds
  (cost $10,298,365)....................                10,298,365
                                                      ------------
TOTAL INVESTMENTS - 99.9%
  (cost $149,277,170)...................               149,277,170
Other assets less liabilities - 0.1%....                    85,790
                                                      ------------
NET ASSETS-100.0%.......................              $149,362,960
                                                      ============

(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 these securities amounted to $5,999,708, representing 4.02% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

REAL ESTATE INVESTMENT TRUST - 97.6%
APARTMENTS - 15.6%
Apartment Investment & Management
  Co....................................  60,606   $ 2,271,513
Archstone-Smith Trust...................  57,682     1,357,834
AvalonBay Communities, Inc..............  35,882     1,404,422
BRE Properties, Inc.....................  59,721     1,863,295
                                                   -----------
                                                     6,897,064
                                                   -----------
DIVERSIFIED - 4.3%
Vornado Realty Trust....................  51,643     1,921,120
                                                   -----------
HOTELS & RESTAURANTS - 3.8%
Starwood Hotels & Resorts...............  71,416     1,695,416
                                                   -----------
MIXED - 8.5%
Duke Realty Corp........................  70,116     1,784,452
Reckson Associates Realty Corp..........  94,370     1,986,489
                                                   -----------
                                                     3,770,941
                                                   -----------
OFFICE - 24.9%
Boston Properties, Inc..................  76,312     2,812,860
Equity Office Properties Trust..........  45,773     1,143,410
Highwoods Properties, Inc...............  79,680     1,760,928
Mack-Cali Realty Corp...................  59,984     1,817,515
SL Green Realty Corp....................  110,437    3,489,809
                                                   -----------
                                                    11,024,522
                                                   -----------
REGIONAL MALLS - 16.6%
CBL & Associates Properties, Inc........  61,750     2,473,087
General Growth Properties, Inc..........  44,549     2,316,548
Macerich Co.............................  56,743     1,744,847
Simon Property Group, Inc...............  24,181       823,847
                                                   -----------
                                                     7,358,329
                                                   -----------
                                          SHARES      VALUE

SHOPPING CENTERS - 13.6%
Developers Diversified Realty Corp......  60,758   $ 1,336,068
Federal Realty Investment Trust.........  63,814     1,794,450
IRT Property Co.........................  97,463     1,156,886
Kimco Realty Corp.......................  56,737     1,738,422
                                                   -----------
                                                     6,025,826
                                                   -----------
STORAGE - 3.3%
Shurgard Storage Centers, Inc.
  Class A...............................  46,350     1,452,609
                                                   -----------
WAREHOUSE & INDUSTRIAL - 7.0%
CenterPoint Properties Corp.............  28,706     1,640,548
ProLogis Trust..........................  58,702     1,476,355
                                                   -----------
                                                     3,116,903
                                                   -----------
Total Real Estate Investment Trust
  (cost $42,898,599)....................            43,262,730
                                                   -----------
SHORT-TERM INVESTMENTS - 1.7%
MUTUAL FUNDS - 1.7%
Federated Prime Obligation..............  336,500      336,500
SSGA Money Market Fund..................  402,066      402,066
                                                   -----------
Total Short-Term Investments
  (amortized cost $738,566).............               738,566
                                                   -----------
TOTAL INVESTMENTS - 99.3%
  (cost $43,637,165)....................            44,001,296
Other assets less liabilities - 0.7%....               309,063
                                                   -----------
NET ASSETS - 100.0%.....................           $44,310,359
                                                   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 91.9%
AEROSPACE & DEFENSE - 1.8%
General Dynamics Corp...................   1,790   $   142,072
                                                   -----------
AUTOMOBILES - 1.2%
Harley Davidson Inc.....................   1,975        91,245
                                                   -----------
BANKS - 0.5%
Mellon Financial Corp...................   1,525        39,818
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Concord EFS, Inc.*......................   1,975        31,086
First Data Corp.........................   1,675        59,312
                                                   -----------
                                                        90,398
                                                   -----------
COMMUNICATION SERVICES - 5.1%
Disney Walt Company.....................  10,250       167,177
Vodafone Group PLC ADR..................  12,200       221,064
                                                   -----------
                                                       388,241
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 5.5%
EMC Corp.*..............................   7,100        43,594
Hewlett Packard Co......................   5,200        90,272
Linear Technology Corp..................   5,000       128,600
Nokia Corp. ADR.........................  10,150       157,325
                                                   -----------
                                                       419,791
                                                   -----------
COMPUTER & PERIPHERALS - 4.3%
Dell Computer Corp.*....................   5,125       137,042
Lexmark International, Inc.
  Class A*..............................   1,350        81,675
Sun Microsystems, Inc.*.................  35,300       109,783
                                                   -----------
                                                       328,500
                                                   -----------
CONGLOMERATES - 2.5%
Tyco International Ltd..................  11,400       194,712
                                                   -----------
CONSUMER PRODUCTS - 1.9%
Procter & Gamble Co.....................   1,690       145,239
                                                   -----------
COSMETICS & TOILETRIES - 1.5%
Avon Products, Inc......................   2,150       115,821
                                                   -----------
DEFENSE - 1.8%
Lockheed Martin Corp....................   2,400       138,600
                                                   -----------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc..........................   5,510       193,897
                                                   -----------
ENERGY EQUIPMENT & SERVICES - 1.5%
BJ Services Co.*........................   3,600       116,316
                                                   -----------

                                          SHARES      VALUE

FOODS & BEVERAGES - 0.7%
Coca-Cola Co............................   1,200   $    52,584
                                                   -----------
HEALTH MAINTENANCE ORGANIZATION - 2.4%
UnitedHealth Group, Inc.................   2,225       185,788
                                                   -----------
INSURANCE - 4.6%
AFLAC, Inc..............................   2,925        88,101
American International Group, Inc.......   2,800       161,980
The Chubb Corp..........................   1,940       101,268
                                                   -----------
                                                       351,349
                                                   -----------
INTERNET & CATALOG RETAIL - 3.5%
eBay, Inc.*.............................   3,950       267,889
                                                   -----------
LEISURE & ENTERTAINMENT - 2.0%
Viacom, Inc. Class A*...................   3,700       150,812
                                                   -----------
MEDIA - 1.4%
AOL Time Warner, Inc.*..................   8,050       105,455
                                                   -----------
MULTILINE RETAIL - 3.9%
The TJX Cos., Inc.......................   6,325       123,464
Wal-Mart Stores, Inc....................   3,425       172,997
                                                   -----------
                                                       296,461
                                                   -----------
NETWORKING EQUIPMENT - 2.6%
Cisco Systems, Inc.*....................  15,375       201,412
                                                   -----------
OIL & GAS - 2.5%
Devon Energy Corp.......................   4,275       196,222
                                                   -----------
PHARMACEUTICALS - 21.2%
Abbott Laboratories.....................   4,875       195,000
Alcon, Inc.*............................     650        25,643
Amgen Inc.*.............................   3,752       181,372
Biogen Inc..............................   1,225        49,073
Boston Scientific Corp.*................   1,175        49,961
Bristol-Myers Squibb Co.................   2,500        57,875
Johnson & Johnson.......................   3,875       208,126
Merck & Co..............................   1,500        84,915
Pfizer, Inc.............................     940        28,736
Pharmacia Corp..........................   6,790       283,822
Stryker Corp............................   1,350        90,612
Wyeth...................................   5,660       211,684
Zimmer Holdings, Inc.*..................   3,850       159,852
                                                   -----------
                                                     1,626,671
                                                   -----------
SEMICONDUCTORS - 1.9%
Intel Corp..............................   1,600        24,912

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR*.............................  17,415   $   122,776
                                                   -----------
                                                       147,688
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 1.8%
Applied Materials, Inc.*................  10,600       138,118
                                                   -----------
SOFTWARE - 9.1%
Accenture Ltd. Class A*.................   9,800       176,302
Microsoft Corp.*........................   5,525       285,642
Oracle Corp.*...........................   6,900        74,520
Synopsys, Inc.*.........................   1,800        83,070
Yahoo, Inc.*............................   4,700        76,845
                                                   -----------
                                                       696,379
                                                   -----------
SPECIALTY RETAIL - 0.9%
Lowe's Cos., Inc........................   1,925        72,188
                                                   -----------
TRANSPORTATION - 2.1%
Fedex Corp..............................   3,010       163,202
                                                   -----------
Total Common Stock
  (cost $7,076,870).....................             7,056,868
                                                   -----------

                                          SHARES      VALUE

SHORT TERM INVESTMENTS - 7.2%
MUTUAL FUNDS - 0.7%
SSGA Money Market Fund..................  55,813   $    55,813
                                                   -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.5%
Federal Home Loan Bank Discount Note
  1.22%, 2/19/03........................   $   300       299,502
  1.23%, 1/24/03........................       100        99,922
Federal Home Loan Mortgage Discount Note
  1.24%, 1/14/03........................       100        99,955
                                                     -----------
                                                         499,379
                                                     -----------
Total Short Term Investments
  (amortized cost $555,192).............                 555,192
                                                     -----------
TOTAL INVESTMENTS - 99.1%
  (cost $7,632,062).....................               7,612,060
Other assets less liabilities - 0.9%....                  67,850
                                                     -----------
NET ASSETS - 100.0%.....................             $ 7,679,910
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 91.6%
AEROSPACE & DEFENSE - 1.5%
General Dynamics Corp...................   1,200   $    95,244
                                                   -----------
AUTOMOBILES - 0.9%
Harley-Davidson, Inc....................   1,150        53,130
                                                   -----------
BANKS - 4.7%
Comerica Inc............................   3,850       166,474
Mellon Financial Corp...................   1,750        45,693
UCBH Holdings, Inc......................   1,825        77,471
                                                   -----------
                                                       289,638
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Concord EFS, Inc.*......................   1,875        29,512
First Data Corp.........................   1,375        48,689
                                                   -----------
                                                        78,201
                                                   -----------
COMMUNICATION SERVICES - 5.9%
Disney Walt Company.....................   7,800       127,218
SBC Communications, Inc.................   4,900       132,839
Vodafone Group PLC ADR..................   6,025       109,173
                                                   -----------
                                                       369,230
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 3.4%
Hewlett Packard Co......................   5,275        91,574
Nokia Corp. ADR.........................   7,850       121,675
                                                   -----------
                                                       213,249
                                                   -----------
COMPUTER & PERIPHERALS - 3.3%
Dell Computer Corp.*....................   4,250       113,645
Sun Microsystems, Inc.*.................  28,550        88,790
                                                   -----------
                                                       202,435
                                                   -----------
CONGLOMERATES - 4.1%
General Electric Co.....................   4,250       103,487
Tyco International Ltd..................   8,920       152,354
                                                   -----------
                                                       255,841
                                                   -----------
CONSUMER PRODUCTS - 4.6%
Avon Products, Inc......................   2,025       109,087
Procter & Gamble Co.....................   2,025       174,028
                                                   -----------
                                                       283,115
                                                   -----------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc..........................   3,575       125,804
J. P. Morgan Chase & Co.................   1,100        26,400
                                                   -----------
                                                       152,204
                                                   -----------

                                          SHARES      VALUE

DIVERSIFIED TELECOMMUNICATION SERVICES - 5.7%
BellSouth Corp..........................   4,960   $   128,315
Verizon Communications, Inc.............   5,750       222,813
                                                   -----------
                                                       351,128
                                                   -----------
DRUGS & HEALTH CARE - 7.6%
Amgen Incorporated*.....................   2,500       120,850
Biogen Inc..............................   1,475        59,088
Boston Scientific Corp.*................   1,450        61,654
Bristol-Myers Squibb Co.................   2,300        53,245
Stryker Corp............................   1,175        78,866
Zimmer Holdings, Inc.*..................   2,375        98,610
                                                   -----------
                                                       472,313
                                                   -----------
DOMESTIC OIL - 2.0%
Devon Energy Corp.......................   2,675       122,783
                                                   -----------
FINANCIAL SERVICES - 1.1%
Freddie Mac.............................     325        19,191
Lehman Brothers Holdings, Inc...........     900        47,961
                                                   -----------
                                                        67,152
                                                   -----------
FOODS & BEVERAGES - 0.6%
Coca-Cola Co............................     900        39,438
                                                   -----------
GAS & PIPELINE UTILITIES - 2.3%
NiSource, Inc...........................   7,150       143,000
                                                   -----------
HEALTH MAINTENANCE ORGANIZATION - 2.2%
UnitedHealth Group, Inc.................   1,625       135,688
                                                   -----------
INSURANCE - 4.9%
Allstate Corp...........................   1,600        59,184
American International Group, Inc.......   1,650        95,452
Lincoln National Corp...................   4,800       151,584
                                                   -----------
                                                       306,220
                                                   -----------
INTERNET & CATALOG RETAIL - 2.1%
eBay, Inc.*.............................   1,900       128,858
                                                   -----------
MEDIA - 1.4%
AOL Time Warner, Inc....................   6,500        85,150
                                                   -----------
MULTILINE RETAIL - 6.7%
Limited Brands Inc......................   5,075        70,695
Target Corp.............................   3,750       112,500
The TJX Cos., Inc.......................   4,400        85,888
Wal-Mart Stores, Inc....................   2,950       149,004
                                                   -----------
                                                       418,087
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

NETWORKING EQUIPMENT - 2.5%
Cisco Systems, Inc......................  11,750   $   153,925
                                                   -----------
PHARMACEUTICALS - 11.9%
Abbott Laboratories.....................   3,200       128,000
Johnson & Johnson.......................   3,000       161,130
Merck & Co..............................   1,050        59,440
Pharmacia Corp..........................   5,075       212,135
Wyeth...................................   4,775       178,585
                                                   -----------
                                                       739,290
                                                   -----------
REAL ESTATE - 0.7%
Health Care Property Investors, Inc.....   1,125        43,088
                                                   -----------
SEMICONDUCTORS - 1.7%
Intel Corp..............................   4,125        64,226
Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR*.............................   5,692        40,129
                                                   -----------
                                                       104,355
                                                   -----------
SOFTWARE - 3.2%
Microsoft Corp.*........................   3,485       180,175
Oracle Corp.*...........................   1,800        19,440
                                                   -----------
                                                       199,615
                                                   -----------
SPECIALTY RETAIL - 0.8%
Lowe's Cos., Inc........................   1,400        52,500
                                                   -----------
TRANSPORTATION - 2.0%
FedEx Corp..............................   2,330       126,333
                                                   -----------
Total Common Stock
  (cost $5,793,554).....................             5,681,210
                                                   -----------

                                          SHARES      VALUE

SHORT TERM INVESTMENTS - 7.7%
MUTUAL FUNDS - 1.3%
SSGA Money Market Fund..................  80,053   $    80,053
                                                   -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.4%
Federal Home Loan Bank Discount Notes
  1.22%, 2/19/03........................   $   300       299,502
                                                     -----------
Federal National Mortgage Association
  Discount Notes
  1.27%, 2/26/03........................       100        99,802
                                                     -----------
                                                         399,304
                                                     -----------
Total Short Term Investments
  (amortized cost $479,357).............                 479,357
                                                     -----------
TOTAL INVESTMENTS - 99.3%
  (cost $6,272,911).....................               6,160,567
Other assets less liabilities - 0.7%....                  45,661
                                                     -----------
NET ASSETS - 100.0%.....................             $ 6,206,228
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

COMMON STOCK - 94.1%
AEROSPACE & DEFENSE - 2.3%
Alliant Techsystems Inc.*...............     620   $   38,657
Verdian Corp.*..........................   2,340       49,936
                                                   ----------
                                                       88,593
                                                   ----------
AGRICULTURE - 0.7%
Agco Corp.*.............................   1,300       28,730
                                                   ----------
AUTO EQUIPMENT & SERVICES - 0.8%
Advance Auto Parts, Inc.*...............     610       29,829
                                                   ----------
BANKS - 4.5%
City National Corp......................   1,140       50,149
Independence Community Bank Corp........   1,330       33,755
Investors Financial Services Corp.......   1,160       31,772
UCBH Holdings, Inc......................   1,295       54,973
                                                   ----------
                                                      170,649
                                                   ----------
BEVERAGES - 1.1%
Constellation Brands, Inc. Class A*        1,835       43,508
                                                   ----------
BIOTECHNOLOGY - 3.1%
Affymetrix, Inc.*.......................   1,530       35,022
Bio-Rad Laboratories, Inc. Class A*.....     670       25,929
Enzon, Inc.*............................   1,100       18,392
Neurocrine Biosciences, Inc.*...........     590       26,939
Transkaryotic Therapies, Inc.*..........   1,410       13,959
                                                   ----------
                                                      120,241
                                                   ----------
BROADCASTING - 2.6%
Entercom Communications Corp.*..........     535       25,102
Media General, Inc. Class A.............     760       45,562
Radio One, Inc. Class A*................   1,890       27,632
                                                   ----------
                                                       98,296
                                                   ----------
BUSINESS SERVICES - 0.8%
Rent-A-Center, Inc.*....................     600       29,970
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 5.4%
Acxiom Corporation*.....................   2,750       42,295
Career Education Corp.*.................     705       28,200
ChoicePoint, Inc.*......................   1,036       40,912
Education Management Corp.*.............   1,265       47,564
The BISYS Group, Inc.*..................   2,960       47,064
                                                   ----------
                                                      206,035
                                                   ----------
COMMUNICATION EQUIPMENT - 2.2%
Advanced Fibre Communications, Inc.*....   1,375       22,935

                                          SHARES     VALUE

Emulex Corp.*...........................   1,450   $   26,898
Power Integrations, Inc.*...............   2,100       35,700
                                                   ----------
                                                       85,533
                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT - 0.7%
Marvell Technology Group Ltd.*..........   1,340       25,272
                                                   ----------
COMPUTER RELATED & BUSINESS SERVICES - 4.8%
CACI International Inc. Class A*........     790       28,156
Cognizant Technology Solutions Corp.
  Class A*..............................     450       32,503
Integrated Circuit Systems, Inc.*.......   1,650       30,113
NetScreen Technologies, Inc.*...........   1,900       31,996
Websense, Inc.*.........................   1,400       29,905
Western Digital Corp.*..................   5,130       32,781
                                                   ----------
                                                      185,454
                                                   ----------
COMPUTER SOFTWARE - 4.7%
Borland Software Corp.*.................   4,035       49,630
Fair, Issac & Co., Inc..................   1,280       54,656
J.D. Edwards & Co.*.....................   2,810       31,697
Manhattan Associates, Inc.*.............   1,920       45,427
                                                   ----------
                                                      181,410
                                                   ----------
DIVERSIFIED FINANCIALS - 3.4%
Affiliated Managers Group, Inc.*........   1,080       54,324
Federal Agricultural Mortgage Corp.*....     950       29,108
LaBranche & Co., Inc.*..................   1,815       48,352
                                                   ----------
                                                      131,784
                                                   ----------
EDUCATION - 1.4%
Corinthian Colleges, Inc.*..............   1,380       52,247
                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
AMETEK, Inc.............................   1,320       50,807
Benchmark Electronics, Inc.*............   1,375       39,407
                                                   ----------
                                                       90,214
                                                   ----------
ENERGY EQUIPMENT & SERVICES - 2.6%
Cooper Cameron Corp.*...................   1,025       51,065
Smith International, Inc.*..............   1,500       48,930
                                                   ----------
                                                       99,995
                                                   ----------
FINANCIAL SERVICES - 2.1%
Doral Financial Corp....................   2,047       58,544
Wintrust Financial Corp.................     650       20,358
                                                   ----------
                                                       78,902
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

FOODS & BEVERAGES - 1.2%
American Italian Pasta Co. Class A*.....   1,255   $   45,155
                                                   ----------
HEALTH CARE ADMINISTRATIVE SERVICES - 1.1%
Hewitt Associates, Inc. Class A*........   1,310       41,514
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
CTI Molecular Imaging, Inc.*............   1,560       38,470
Respironics, Inc.*......................   1,340       40,777
STERIS Corp.*...........................   1,880       45,590
                                                   ----------
                                                      124,837
                                                   ----------
HEALTH CARE PROVIDER & SERVICES - 3.2%
Accredo Health, Inc.*...................     840       29,610
AMN Healthcare Services, Inc.*..........   2,060       34,834
LifePoint Hospitals, Inc.*..............     845       25,292
Mid Atlantic Medical Services, Inc.*....     950       30,780
                                                   ----------
                                                      120,516
                                                   ----------
HOTELS, RESTAURANT & LEISURE - 5.9%
Alliance Gaming Corp.*..................   2,775       47,258
Applebee's International, Inc...........   1,770       41,048
California Pizza Kitchen, Inc.*.........   1,810       45,612
Covance, Inc.*..........................   1,800       44,262
Station Casinos, Inc.*..................   2,605       46,109
                                                   ----------
                                                      224,289
                                                   ----------
INSURANCE - 5.0%
Arch Capital Group Ltd.*................   1,530       47,690
Hilb, Rogal & Hamilton Co...............   1,050       42,945
RenaissanceRe Holdings Ltd..............   1,265       50,094
W.R. Berkley Corp.......................   1,240       49,116
                                                   ----------
                                                      189,845
                                                   ----------
LEISURE EQUIPMENT & SERVICES - 0.7%
Winnebago Industries, Inc...............     720       28,246
                                                   ----------
MACHINERY - 2.7%
Actuant Corp. Class A*..................   1,240       57,598
Pentair, Inc............................   1,315       45,433
                                                   ----------
                                                      103,031
                                                   ----------
MEDICAL DEVICES - 1.4%
Edwards Lifesciences Corp.*.............   1,100       28,017
Wright Medical Group, Inc.*.............   1,525       26,625
                                                   ----------
                                                       54,642
                                                   ----------

                                          SHARES     VALUE

OIL & GAS - 2.7%
Noble Energy, Inc.......................   1,375   $   51,631
Pogo Producing Co.......................   1,350       50,288
                                                   ----------
                                                      101,919
                                                   ----------
PERSONAL PRODUCTS - 0.5%
The Yankee Candle Co., Inc.*............   1,200       19,200
                                                   ----------
PHARMACEUTICALS - 5.0%
Angiotech Pharmaceuticals, Inc.*........     720       24,523
Charles River Laboratories
  International, Inc.*..................   1,445       55,604
NPS Pharmaceuticals, Inc.*..............   2,095       52,731
Pharmaceutical Resources, Inc.*.........     400       11,920
Scios Inc.*.............................     850       27,693
Trimeris, Inc.*.........................     460       19,821
                                                   ----------
                                                      192,292
                                                   ----------
RAILROADS - 1.1%
J.B. Hunt Transport Services, Inc.*.....   1,480       43,364
                                                   ----------
RETAILING - 1.0%
Michaels Stores, Inc.*..................     565       17,685
Urban Outfitters, Inc.*.................     800       18,856
                                                   ----------
                                                       36,541
                                                   ----------
SEMICONDUCTORS - 1.7%
Fairchild Semiconductor Corp. Class
  A*....................................   3,160       33,844
International Rectifier Corp.*..........   1,655       30,551
                                                   ----------
                                                       64,395
                                                   ----------
SEMICONDUCTOR EQUIPMENT & PRODUCT - 2.6%
Cymer, Inc.*............................   1,180       38,055
Semtech Corp.*..........................   2,020       22,059
Varian Semiconductor Equipment
  Associates, Inc.*.....................   1,660       39,443
                                                   ----------
                                                       99,557
                                                   ----------
SOFTWARE - 4.6%
Amdocs Ltd.*............................   3,750       36,825
Business Objects S. A. ADR*.............   3,050       45,750
Rational Software Corp.*................   4,430       46,027
Synopsys, Inc.*.........................   1,025       47,304
                                                   ----------
                                                      175,906
                                                   ----------
SPECIALTY RETAIL - 2.7%
AnnTaylor Stores Corp.*.................     890       18,174
Chico's FAS, Inc.*......................   1,890       35,740

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALGER SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

Christopher & Banks Corp.*..............     990   $   20,542
Hollywood Entertainment Corp.*..........   1,920       28,992
                                                   ----------
                                                      103,448
                                                   ----------
TEXTILES & APPAREL - 1.0%
Coach, Inc.*............................   1,190       39,175
                                                   ----------
TRUCKING & FREIGHT FORWARDING - 1.1%
Pacer International, Inc.*..............   3,150       41,895
                                                   ----------
Total Common Stock
  (cost $3,574,215).....................            3,596,429
                                                   ----------

                                          SHARES     VALUE

SHORT TERM INVESTMENTS - 2.6%
MUTUAL FUNDS - 0.0%
SSGA Money Market Fund..................      91   $       91
                                                   ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.6%
Federal National Mortgage Assn. Discount
  Note 1.27%, 2/26/03...................   $   100       99,803
                                                     ----------
Total Short Term Investments
  (amortized cost $99,894)..............                 99,894
                                                     ----------
TOTAL INVESTMENTS - 96.7%
  (cost $3,674,109).....................              3,696,323
Other assets less liabilities - 3.3%....                125,346
                                                     ----------
NET ASSETS - 100.0%.....................             $3,821,669
                                                     ==========

  *  Non-income producing security
     ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 97.5%
BANKING S&L - 21.9%
Bank One Corp......................           11,800  $  431,290
Fifth Third Bancorp................           2,100      122,955
Golden West Financial Corp.........           5,900      423,679
Lloyds TSB Group PLC ADR...........           6,700      191,553
State Street Corp..................           4,500      175,500
Wells Fargo & Co...................           8,200      384,334
                                                      ----------
                                                       1,729,311
                                                      ----------
CONSUMER PRODUCTS - 5.1%
Philip Morris Cos., Inc............           9,900      401,247
                                                      ----------
FINANCIAL SERVICES - 21.5%
American Express Co................           18,800     664,580
Household International, Inc.......           10,700     297,567
Moodys Corp........................           6,700      276,643
Providian Financial Corp.*.........           6,700       43,483
The Charles Schwab Corp............           4,900       53,165
Dun & Bradstreet Corp.*............           10,400     358,696
                                                      ----------
                                                       1,694,134
                                                      ----------
INSURANCE - 25.0%
American International
  Group, Inc.......................           3,650      211,153
Aon Corp...........................           9,600      181,344
Berkshire Hathaway, Inc.
  Class A*.........................               4      291,000
Cincinnati Financial Corp..........           6,600      247,830
Everest Re Group, Ltd..............           3,300      182,490
FPIC Insurance Group, Inc.*........           5,100       35,190
Loews Corp.........................           3,600      160,056
Markel Corp.*......................             600      123,300
The Principal Financial
  Group, Inc.......................           7,500      225,975
Transatlantic Holdings, Inc........           4,750      316,825
                                                      ----------
                                                       1,975,163
                                                      ----------
                                     COUNTRY
                                      CODE    SHARES    VALUE

INVESTMENT FIRM - 14.6%
  Citigroup, Inc...................           12,600  $  443,394
  Janus Cap Group, Inc.............           24,000     313,680
  Julius Baer Holding Ltd.,
    Zurich.........................  CH       1,800      390,427
                                                      ----------
                                                       1,147,501
                                                      ----------
PACKAGING - 3.0%
  Sealed Air Corp.*................           6,300      234,990
                                                      ----------
TECHNOLOGY - 6.4%
  Tyco International Ltd...........           29,700     507,276
                                                      ----------
Total Common Stock
  (cost $9,442,943)................                    7,689,622
                                                      ----------
TOTAL INVESTMENTS - 97.5%
  (cost $9,442,943)................                    7,689,622
Other assets less
  liabilities - 2.5%...............                      194,701
                                                      ----------
NET ASSETS - 100.0%................                   $7,884,323
                                                      ==========

  *  Non-income producing security
ADR = American Depositary Receipt
CH = Switzerland

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

COMMON STOCK - 91.0%
AGRICULTURE & BIOTECHNOLOGY - 0.5%
Pharmacia Corp..........................   4,000   $   167,200
                                                   -----------
BANKING S&L - 11.4%
Bank One Corp...........................  26,400       964,920
Golden West Financial Corp..............  13,900       998,159
Lloyds TSB Group PLC ADR................  13,800       394,542
Wells Fargo & Co........................  28,300     1,326,421
                                                   -----------
                                                     3,684,042
                                                   -----------
BUILDING MATERIALS - 2.0%
American Standard Cos., Inc.*...........   2,500       177,850
Martin Marietta Materials, Inc..........   7,000       214,620
Vulcan Materials Co.....................   7,000       262,500
                                                   -----------
                                                       654,970
                                                   -----------
COMPUTERS - 2.1%
Lexmark International, Inc.
  Class A*..............................  11,000       665,500
                                                   -----------
CONSUMER PRODUCTS - 6.1%
Philip Morris Cos., Inc.................  48,500     1,965,705
                                                   -----------
CONSUMER PRODUCTS & SERVICES - 1.7%
Diageo PLC ADR..........................  12,600       551,880
                                                   -----------
DIVERSIFIED MANUFACTURING - 1.1%
Dover Corp..............................  12,000       349,920
                                                   -----------
ELECTRONICS - 0.3%
Agere Systems, Inc. Class A*............  76,500       110,160
                                                   -----------
ENERGY SOURCES - 2.1%
Devon Energy Corp.......................  14,400       660,960
                                                   -----------
FINANCIAL SERVICES - 13.4%
American Express Co.....................  67,800     2,396,730
Household International, Inc............  42,200     1,173,582
Moody's Corp............................   8,600       355,094
Providian Financial Corp.*..............  12,200        79,178
The New Dun & Bradstreet Corp.*.........   9,300       320,757
                                                   -----------
                                                     4,325,341
                                                   -----------
FOOD, BEVERAGES & RESTAURANTS - 2.4%
Hershey Foods Corp......................   5,200       350,688
Kraft Foods, Inc. Class A...............  10,600       412,658
                                                   -----------
                                                       763,346
                                                   -----------
INSURANCE - 3.6%
Berkshire Hathaway, Inc. Class A*.......      15     1,091,250
                                          SHARES      VALUE

Travelers Property Casualty Corp.
  Class A*..............................   4,622   $    67,712
                                                   -----------
                                                     1,158,962
                                                   -----------
INSURANCE  - BROKERS - 0.9%
Aon Corp................................  15,600       294,684
                                                   -----------
INVESTMENT FIRM - 5.8%
Citigroup, Inc..........................  36,533     1,285,596
Janus Cap Group, Inc....................  10,200       133,314
Morgan Stanley Dean Witter & Co.........  11,400       455,088
                                                   -----------
                                                     1,873,998
                                                   -----------
LIFE INSURANCE - 0.5%
The Principal Financial Group, Inc......   5,100       153,663
                                                   -----------
MULTILINE INSURANCE - 6.2%
American International Group, Inc.......  26,900     1,556,165
Loews Corp..............................  10,100       449,046
                                                   -----------
                                                     2,005,211
                                                   -----------
OIL & GAS - 3.7%
ConocoPhillips..........................  16,064       777,337
EOG Resources, Inc......................  10,300       411,176
                                                   -----------
                                                     1,188,513
                                                   -----------
PACKAGING - 2.7%
Sealed Air Corp.*.......................  23,500       876,550
                                                   -----------
PHARMACEUTICALS - 3.4%
Eli Lilly & Co..........................  10,900       692,150
Merck & Co..............................   3,300       186,813
Pfizer, Inc.............................   6,500       198,705
                                                   -----------
                                                     1,077,668
                                                   -----------
PROPERTY CASUALTY INSURANCE - 2.3%
Markel Corp.*...........................     200        41,100
The Chubb Corp..........................   2,100       109,620
The Progressive Corp....................  11,700       580,671
                                                   -----------
                                                       731,391
                                                   -----------
PUBLISHING - 0.9%
Gannett, Inc............................   4,000       287,200
                                                   -----------
REAL ESTATE - 2.8%
Avalonbay Communities, Inc..............     400        15,656
CenterPoint Properties Corp.............  11,498       657,111

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

Marriott International, Inc.
  Class A...............................   7,400   $   243,238
                                                   -----------
                                                       916,005
                                                   -----------
REINSURANCE - 1.8%
Transatlantic Holdings, Inc.............   8,850       590,295
                                                   -----------
RETAILING - 5.2%
Costco Wholesale Corp.*.................  35,900     1,007,354
J. C. Penney Co., Inc...................   4,600       105,846
RadioShack Corp.........................  10,100       189,274
Safeway, Inc.*..........................  15,400       359,744
                                                   -----------
                                                     1,662,218
                                                   -----------
SOFTWARE - 1.7%
BMC Software, Inc.*.....................  10,400       177,944
Microsoft Corp.*........................   7,000       361,900
                                                   -----------
                                                       539,844
                                                   -----------
TECHNOLOGY - 3.7%
Tyco International Ltd..................  70,130     1,197,821
                                                   -----------
TELECOMMUNICATIONS - 0.4%
Tellabs, Inc.*..........................  16,500       119,955
                                                   -----------
TRANSPORTATION - 2.0%
United Parcel Service, Inc. Class B.....  10,100       637,108
                                                   -----------
                                          SHARES      VALUE

WHOLESALE & RETAIL SALES - 0.3%
Albertsons, Inc.........................   3,900   $    86,814
                                                   -----------
Total Common Stock
  (cost $34,193,853)....................            29,296,924
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 9.2%
REPURCHASE AGREEMENT - 9.2%
State Street Bank and Trust Company
  1.15%, 1/02/03
  (collaterized by $2,990,000 Federal
  National Mortgage Association, 2.200%,
  08/06/03 with a value of $3,016,494)
  (amortized cost $2,955,000)...........   $2,955     2,955,000
                                                     ----------
TOTAL INVESTMENTS - 100.2%
  (cost $37,148,853)....................             32,251,924
Other assets less liabilities -(0.2%)...                (58,179)
                                                     ----------
NET ASSETS - 100.0%.....................             $32,193,745
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

COMMON STOCK - 91.9%
AEROSPACE - 0.3%
Alliant Techsystems Inc.*...............    200   $   12,470
                                                  ----------
APPAREL & TEXTILES - 1.5%
Coach, Inc.*............................  1,900       62,548
                                                  ----------
AUTO PARTS - 1.9%
Advanced Auto Parts*....................  1,600       78,240
                                                  ----------
BANKS - 1.0%
Commerce Bancorp, Inc...................    975       42,110
                                                  ----------
BEVERAGES - SOFT DRINKS - 1.5%
The Pepsi Bottling Group, Inc...........  2,480       63,736
                                                  ----------
BIOTECH RESEARCH & PRODUCTION - 5.3%
Cephalon, Inc.*.........................  1,000       48,668
Gilead Sciences, Inc.*..................  2,100       71,400
IDEC Pharmaceuticals Corp.*.............  1,635       54,233
Pharmaceutical Product Development,
  Inc.*.................................  1,600       46,832
                                                  ----------
                                                     221,133
                                                  ----------
BUSINESS SERVICES - 1.7%
Fiserv Incorporated*....................    600       20,370
Iron Mountain, Inc.*....................    300        9,896
Weight Watchers International Inc.*.....    900       41,373
                                                  ----------
                                                      71,639
                                                  ----------
CHEMICALS - 0.4%
Ecolab Inc..............................    300       14,850
                                                  ----------
COMMUNICATION SERVICES - 2.0%
Lamar Advertising Co. Class A*..........    500       16,825
Nextel Communications Inc. Class A*.....  5,800       66,990
                                                  ----------
                                                      83,815
                                                  ----------
COMMUNICATION TECHNOLOGY - 2.3%
L-3 Communications Holdings, Inc.*......  2,100       94,311
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 6.3%
ADTRAN, Inc.*...........................  1,200       39,480
Fairchild Semiconductor International
  Class A*..............................  1,000       10,710
Integrated Circuit Systems, Inc.*.......  1,800       32,850
Lexmark International, Inc. Class A*....  1,000       60,500
Marvell Technology Group Ltd............  1,600       30,176
Qlogic Corp.*...........................  1,200       41,412
Storage Technology Corp.*...............    100        2,153

                                          SHARES    VALUE

Utstarcom Inc.*.........................    800   $   15,864
Zebra Technologies Corp. Class A*.......    555       31,801
                                                  ----------
                                                     264,946
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 4.4%
Citrix Systems, Inc.*...................  4,500       55,440
Intuit, Inc.*...........................  2,000       93,840
Mercury Interactive Corp.*..............  1,200       35,580
                                                  ----------
                                                     184,860
                                                  ----------
CONSTRUCTION & MINING EQUIPMENT - 0.8%
Smith International Inc.*...............  1,000       32,407
                                                  ----------
CONSUMER ELECTRONICS - 1.1%
Electronic Arts, Inc.*..................    920       45,788
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 1.0%
Investment Technology Group, Inc.*......    650       14,534
Moody's Corp............................    700       28,903
                                                  ----------
                                                      43,437
                                                  ----------
DIVERSIFIED MATERIALS & PROCESSING - 2.3%
American Standard Cos., Inc.*...........    550       39,127
Danaher Corp............................    900       59,130
                                                  ----------
                                                      98,257
                                                  ----------
DRUGS & HEALTH CARE - 0.8%
Boston Scientific Corp.*................    800       33,954
                                                  ----------
DRUGS & PHARMACEUTICAL - 5.1%
AmerisourceBergen Corp..................  1,000       54,310
Forest Laboratories, Inc.*..............    630       61,879
MedImmune, Inc.*........................  1,600       43,472
Teva Pharmaceutical Industries Ltd.
  ADR...................................  1,400       54,054
                                                  ----------
                                                     213,715
                                                  ----------
DOMESTIC OIL - 0.8%
Ocean Energy Inc........................  1,600       31,952
                                                  ----------
EDUCATION SERVICES - 3.4%
Apollo Group, Inc. Class A*.............  2,105       92,620
Education Management Corp.*.............    800       30,080
Scholastic Corp.*.......................    500       17,975
                                                  ----------
                                                     140,675
                                                  ----------
ELECTRONICS - SEMICONDUCTORS - 3.2%
Broadcom Corp. Class A*.................  1,300       19,578
Maxim Integrated Products, Inc..........  1,350       44,604
Microchip Technology, Inc...............  2,850       69,683
                                                  ----------
                                                     133,865
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 3.8%
Affiliated Computer Services, Inc.
  Class A*..............................  1,500   $   78,975
SunGard Data Systems, Inc.*.............  3,400       80,104
                                                  ----------
                                                     159,079
                                                  ----------
HEALTH CARE - DIVERSE - 3.1%
Varian Medical Systems, Inc.*...........    875       43,400
Zimmer Holdings, Inc.*..................  2,100       87,192
                                                  ----------
                                                     130,592
                                                  ----------
HEALTH CARE - FACILITIES - 1.3%
Lifepoint Hosps Inc.*...................    300        8,979
Quest Diagnostics, Inc.*................    825       46,943
                                                  ----------
                                                      55,922
                                                  ----------
HEALTH CARE - MANAGEMENT SERVICES - 1.8%
Caremark Rx, Inc.*......................  2,300       37,375
Universal Health Services, Inc.
  Class B*..............................    825       37,208
                                                  ----------
                                                      74,583
                                                  ----------
HEALTH CARE - SERVICES - 6.0%
Anthem, Inc.*...........................  1,100       69,190
Community Health Care*..................  2,550       52,504
Express Scripts, Inc.*..................  1,975       94,879
Wellpoint Health Networks Inc.
  Delete*...............................    500       35,580
                                                  ----------
                                                     252,153
                                                  ----------
HOMEBUILDERS - 1.3%
D.R. Horton, Inc........................  1,100       19,085
Lennar Corp.............................    650       33,540
                                                  ----------
                                                      52,625
                                                  ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 0.4%
Ryland Group Inc........................    500       16,675
                                                  ----------
INSURANCE - 0.3%
Radian Group Inc........................    300       11,145
                                                  ----------
INSURANCE - MULTILINE - 1.4%
Willis Group Holdings Ltd.*.............  2,100       60,207
                                                  ----------
INTERNET SOFTWARE & SERVICES - 3.7%
Hotels.com Class A*.....................    800       43,704
Networks Associates, Inc.*..............  3,100       49,879
Symantec Corp.*.........................  1,550       62,790
                                                  ----------
                                                     156,373
                                                  ----------

                                          SHARES    VALUE

INVESTMENT MANAGEMENT COMPANIES - 1.0%
Affiliated Managers Group, Inc.*........    840   $   42,252
                                                  ----------
LEISURE & ENTERTAINMENT - 0.6%
Mattel, Inc.............................  1,300       24,895
                                                  ----------
MACHINE OIL WELL EQUIPMENT - 1.1%
Cooper Cameron Corp.*...................    900       44,838
                                                  ----------
OIL CRUDE PRODUCERS - 2.3%
EOG Resources, Inc......................  1,400       55,888
XTO Energy, Inc.........................  1,620       40,014
                                                  ----------
                                                      95,902
                                                  ----------
RADIO & TV BROADCASTING - 6.2%
Radio One, Inc. Class D*................  3,000       43,290
USA Interactive*........................  4,100       93,972
Westwood One, Inc.*.....................  3,260      121,794
                                                  ----------
                                                     259,056
                                                  ----------
RESTAURANTS - 1.5%
Brinker International, Inc.*............  1,900       61,275
                                                  ----------
RETAIL - 3.7%
Abercrombie & Fitch Co. Class A*........  2,050       41,943
Bed Bath & Beyond, Inc.*................  1,800       62,154
Ross Stores, Inc........................  1,150       48,749
                                                  ----------
                                                     152,845
                                                  ----------
RETAIL TRADE - 3.3%
Michaels Stores, Inc.*..................  1,100       34,430
PETsMART, Inc.*.........................  3,500       59,955
Staples Inc.*...........................  2,475       45,292
                                                  ----------
                                                     139,677
                                                  ----------
SECURITY BROKERAGE SERVICES - 1.1%
Legg Mason, Inc.........................    930       45,142
                                                  ----------
SOFTWARE - 0.9%
Bea Systems Inc.*.......................    900       10,323
Synopsys Incorporated*..................    600       27,690
                                                  ----------
                                                      38,013
                                                  ----------
Total Common Stock
  (cost $3,928,416).....................           3,841,958
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)      VALUE

SHORT TERM INVESTMENT - 7.5%
REPURCHASE AGREEMENT - 7.5%
State Street Bank and Trust Company
  1.20%, 1/02/03 (collaterized by
  $315,000 Federal Home Loan Motgage
  Corporation, 3.240%, 03/12/04 with a
  value of $319,310) (amortized cost
  $313,000).............................   $  313    $  313,000
                                                     ----------
TOTAL INVESTMENTS - 99.4%
  (COST $4,241,416).....................              4,154,958
Other assets less liabilities - 0.6%....                 27,119
                                                     ----------
NET ASSETS - 100.0%.....................             $4,182,077
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

COMMON STOCK - 97.0%
AUTO PARTS - 1.4%
Lear Corp.*.............................  2,950   $   98,176
                                                  ----------
BANKS - 5.5%
City National Corp......................  2,400      105,576
Comerica, Inc...........................  1,500       64,860
North Fork Bancorporation, Inc..........  3,000      101,220
Southtrust Corp.........................  4,100      101,885
                                                  ----------
                                                     373,541
                                                  ----------
BUILDING MATERIALS - 2.3%
American Standard Cos., Inc.*...........  1,300       92,482
Vulcan Materials Co.....................  1,650       61,875
                                                  ----------
                                                     154,357
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Manpower, Inc...........................  5,300      169,070
                                                  ----------
COMMUNICATION TECHNOLOGY - 0.5%
Harris Corp.............................  1,200       31,560
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 2.9%
Computer Associates International,
  Inc...................................  8,100      109,350
Fair, Isaac & Co., Inc..................  2,050       87,535
                                                  ----------
                                                     196,885
                                                  ----------
CONSTRUCTION & MINING EQUIPMENT - 0.8%
Patterson-UTI Energy, Inc.*.............  1,900       57,323
                                                  ----------
CONSUMER DURABLES & APPAREL - 1.6%
Liz Claiborne, Inc......................  3,800      112,670
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Lehman Brothers Holdings, Inc...........  1,200       63,948
TCF Financial Corp......................  2,700      117,963
                                                  ----------
                                                     181,911
                                                  ----------
DIVERSIFIED MANUFACTURING - 1.5%
SPX Corp.*..............................  2,800      104,860
                                                  ----------
DRUGS & HEALTH CARE - 1.0%
Laboratory Corp. of America Holdings*...  2,800       65,072
                                                  ----------
ELECTRIC UTILITIES - 3.5%
Energy East Corp........................  2,300       50,807
FPL Group, Inc..........................    800       48,104
Pepco Holdings, Inc.....................  3,600       69,804
PPL Corp................................  2,000       69,360
                                                  ----------
                                                     238,075
                                                  ----------

                                          SHARES    VALUE

ELECTRONICS - 1.5%
Tech Data Corp..........................  3,800   $  102,448
                                                  ----------
ENERGY - 1.6%
Entergy Corp............................  1,200       54,708
Johnson Controls, Inc...................    700       56,119
                                                  ----------
                                                     110,827
                                                  ----------
FINANCIAL MISCELLANEOUS - 5.1%
Ambac Financial Group, Inc..............  2,150      120,916
IndyMac Bancorp, Inc.*..................  5,600      103,544
Radian Group, Inc.......................  3,350      124,452
                                                  ----------
                                                     348,912
                                                  ----------
FOODS & BEVERAGES - 3.3%
Constellation Brands, Inc. Class A*.....  5,000      118,550
Dean Foods Co.*.........................  2,800      103,880
                                                  ----------
                                                     222,430
                                                  ----------
HEALTHCARE - 1.2%
WellChoice, Inc.........................  3,500       83,825
                                                  ----------
HEALTH CARE FACILITIES - 2.9%
Tenet Healthcare Corp.*.................  3,900       63,960
Triad Hospitals, Inc.*..................  2,300       68,609
Universal Health Services, Inc.
  Class B*..............................  1,500       67,650
                                                  ----------
                                                     200,219
                                                  ----------
HEALTH CARE SERVICES - 5.4%
DaVita, Inc.*...........................  5,800      143,086
Lincare Holdings, Inc.*.................  3,300      104,346
Omnicare, Inc...........................  5,100      121,533
                                                  ----------
                                                     368,965
                                                  ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.9%
Mohawk Industries, Inc.*................  2,300      130,985
                                                  ----------
INSURANCE - 2.9%
RenaissanceRe Holdings Ltd..............  2,400       95,040
The PMI Group, Inc......................  3,400      102,136
                                                  ----------
                                                     197,176
                                                  ----------
INSURANCE-MULTILINE - 4.3%
Loews Corp..............................  1,600       71,136
PartnerRe Ltd...........................  2,500      129,550
The Principal Financial Group...........  3,000       90,390
                                                  ----------
                                                     291,076
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

INSURANCE-PROPERTY & CASUALTY - 3.9%
Anthem, Inc.*...........................  2,200   $  138,380
XL Capital Ltd. Class A.................  1,630      125,918
                                                  ----------
                                                     264,298
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 1.6%
Federated Investors, Inc. Class B.......  4,200      106,554
                                                  ----------
LEISURE TIME - 1.8%
Brunswick Corp..........................  4,300       85,398
Regal Entertainment Group Class A.......  1,700       36,414
                                                  ----------
                                                     121,812
                                                  ----------
MACHINERY & MANUFACTURING - 0.9%
Mettler-Toledo International, Inc.*.....  1,900       60,914
                                                  ----------
MILLING-FRUIT & GRAIN - 0.8%
Archer-Daniels-Midland Co...............  4,165       51,646
                                                  ----------
OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.8%
Pitney Bowes, Inc.......................  1,700       55,522
                                                  ----------
OIL CRUDE PRODUCERS - 6.8%
Apache Corp.............................  1,415       80,641
Noble Corp.*............................  1,800       63,270
Ocean Energy, Inc.......................  2,700       53,919
Sunoco, Inc.............................  3,600      119,448
Talisman Energy, Inc....................  2,200       79,574
XTO Energy, Inc.........................  2,750       67,925
                                                  ----------
                                                     464,777
                                                  ----------
OIL & GAS-EXPLORATION & PRODUCTION - 1.0%
Pioneer Natural Resources Co.*..........  2,700       68,175
                                                  ----------
PUBLISHING-NEWSPAPERS - 0.8%
Belo Corp. Class A......................  2,700       57,564
                                                  ----------
RAILROADS - 3.0%
Canadian National Railway Co............  2,500      103,900
CSX Corp................................  3,600      101,916
                                                  ----------
                                                     205,816
                                                  ----------
RESTAURANTS - 1.2%
Brinker International, Inc.*............  2,500       80,625
                                                  ----------
RETAIL - 7.1%
AutoNation, Inc.*.......................  14,000     175,840
Foot Locker, Inc.*......................  11,600     121,800

                                          SHARES    VALUE

May Department Stores Co................  2,900   $   66,642
Payless ShoeSource, Inc.*...............  2,350      120,954
                                                  ----------
                                                     485,236
                                                  ----------
RETAIL TRADE - 2.0%
BJ's Wholesale Club, Inc.*..............  2,500       45,750
Office Depot, Inc.......................  6,300       92,988
                                                  ----------
                                                     138,738
                                                  ----------
SAVINGS & LOANS - 1.6%
GreenPoint Financial Corp...............  2,400      108,432
                                                  ----------
SERVICE COMMERCIAL - 1.9%
Viad Corp...............................  5,900      131,865
                                                  ----------
SHIPPING - 1.0%
Teekay Shipping Corp....................  1,600       65,120
                                                  ----------
SPECIALTY PRINTING - 1.4%
Valassis Communications, Inc.*..........  3,300       97,119
                                                  ----------
UTILITIES-ELECTRICAL - 1.8%
Exelon Corp.............................  2,270      119,788
                                                  ----------
UTILITIES-GAS PIPELINES - 1.3%
Equitable Resources, Inc................  2,600       91,104
                                                  ----------
Total Common Stock
  (cost $6,947,722).....................           6,615,468
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 7.2%
REPURCHASE AGREEMENT - 7.2%
State Street Bank and Trust Company
  1.20%, 1/02/03 (collateralized by
  $480,000 Federal National Mortgage
  Association, 3.500%, 09/15/04 with a
  value of $499,872) (amortized cost
  $488,000).............................   $  488       488,000
                                                     ----------
TOTAL INVESTMENTS - 104.2%
  (cost $7,435,722).....................              7,103,468
                                                     ----------
Other assets less liabilities - (4.2%)..               (284,875)
                                                     ----------
NET ASSETS - 100.0%.....................             $6,818,593
                                                     ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

COMMON STOCK - 97.6%
AEROSPACE & DEFENSE - 1.1%
Boeing Co...............................   2,200   $   72,578
                                                   ----------
BANKING - 9.6%
Bank New York, Inc......................   3,900       93,444
Bank One Corp...........................   2,800      102,340
FleetBoston Financial Corp..............   6,050      147,015
Wells Fargo & Co........................   5,900      276,533
                                                   ----------
                                                      619,332
                                                   ----------
COMPUTERS & OFFICE EQUIPMENT - 2.5%
Cisco Systems, Inc.*....................   5,600       73,360
Electronic Data Systems Corp............   4,900       90,307
                                                   ----------
                                                      163,667
                                                   ----------
CONSUMER PRODUCTS - 0.9%
The Gillette Co.........................   2,000       60,720
                                                   ----------
DRUGS & MEDICAL PRODUCTS - 2.1%
Bristol-Myers Squibb Co.................   2,400       55,560
Pfizer, Inc.............................   2,500       76,425
                                                   ----------
                                                      131,985
                                                   ----------
ELECTRONICS - 1.5%
Applied Materials, Inc.*................   2,300       29,969
Flextronics International Ltd.*.........   8,200       67,158
                                                   ----------
                                                       97,127
                                                   ----------
ENERGY - 13.5%
Anadarko Petroleum Corp.................   4,500      215,550
ConocoPhillips Co.......................   3,900      188,721
Duke Energy Corp........................   3,000       58,620
Exelon Corp.............................   4,900      258,573
FirstEnergy Corp........................   2,000       65,940
NiSource, Inc...........................   4,000       80,000
                                                   ----------
                                                      867,404
                                                   ----------
FINANCIAL SERVICES - 22.1%
Capital One Financial Corp..............   1,600       47,552
CIT Group, Inc..........................   5,400      105,840
Citigroup, Inc..........................   8,450      297,355
Countrywide Credit Industries, Inc......     700       36,155
Fannie Mae..............................   3,900      250,887
Freddie Mac.............................   6,450      380,872
Household International, Inc............   5,450      151,565
J.P. Morgan Chase & Co..................   2,050       49,200
Morgan Stanley Dean Witter & Co.........   2,600      103,792
                                                   ----------
                                                    1,423,218
                                                   ----------

                                          SHARES     VALUE

FOOD SERVICES - 0.9%
McDonald's Corp.........................   3,650   $   58,692
                                                   ----------
HEALTHCARE - 2.7%
IMS Health, Inc.........................   6,500      104,000
Wyeth...................................   1,800       67,320
                                                   ----------
                                                      171,320
                                                   ----------
HEALTH CARE FACILITIES - 1.3%
Tenet Healthcare Corp.*.................   5,200       85,280
                                                   ----------
HOTELS - 1.7%
Marriott International, Inc. Class A....   3,300      108,471
                                                   ----------
HOTELS, RESTAURANT & LEISURE - 0.9%
Carnival Corp...........................   2,400       59,880
                                                   ----------
INSURANCE - 6.0%
John Hancock Financial Services, Inc....   7,050      196,695
UnumProvident Corp......................   6,500      114,010
XL Capital Ltd. Class A.................   1,000       77,250
                                                   ----------
                                                      387,955
                                                   ----------
MACHINERY & ENGINEERING - 1.3%
Ingersoll-Rand Co. Class A..............   1,900       81,814
                                                   ----------
MEDIA - 3.6%
EchoStar Communications Corp. Class
  A*....................................   6,600      146,916
News Corp. Ltd. ADR.....................   3,700       83,805
                                                   ----------
                                                      230,721
                                                   ----------
METAL & MINING - 3.7%
Alcan, Inc..............................   8,100      239,112
                                                   ----------
MULTIMEDIA - 2.7%
AOL Time Warner, Inc.*..................   4,400       57,640
Clear Channel Communications, Inc.*.....   3,150      117,464
                                                   ----------
                                                      175,104
                                                   ----------
NETWORKING - 2.6%
EMC Corp.*..............................  27,500      168,850
                                                   ----------
OIL & GAS - 1.5%
ChevronTexaco Corp......................     778       51,721
Transocean Sedco Forex, Inc.............   1,950       45,240
                                                   ----------
                                                       96,961
                                                   ----------
RETAIL - 9.0%
CVS Corp................................   5,150   $  128,595
Dollar General Corp.....................  11,900      142,205

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES     VALUE

Kroger Co.*.............................   9,000      139,050
Sears, Roebuck and Co...................   2,100       50,295
Target Corp.............................   4,100      123,000
                                                   ----------
                                                      583,145
                                                   ----------
SOFTWARE - 1.2%
Microsoft Corp.*........................   1,460       75,482
                                                   ----------

                                          SHARES     VALUE

TELECOMMUNICATIONS - 5.2%
General Motors Corp. Class H*...........  14,600   $  156,220
Verizon Communications, Inc.............   4,650      180,188
                                                   ----------
                                                      336,408
                                                   ----------
TOTAL INVESTMENTS - 97.6%
  (cost $7,227,855).....................            6,295,226
Other assets less liabilities - 2.4%....              158,065
                                                   ----------
NET ASSETS - 100.0%.....................           $6,453,291
                                                   ==========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES    VALUE

COMMON STOCK - 85.7%
AEROSPACE & DEFENSE - 2.6%
Boeing Co...............................  3,450   $  113,815
                                                  ----------
BANKING - 11.6%
M&T Bank Corp...........................  2,700      214,245
The Bank of New York Co., Inc...........  1,200       28,752
Wells Fargo & Co........................  5,600      262,472
                                                  ----------
                                                     505,469
                                                  ----------
DRUGS - 3.7%
Bristol-Myers Squibb Co.................  1,700       39,355
Pharmacia Corp..........................  2,900      121,220
                                                  ----------
                                                     160,575
                                                  ----------
ELECTRONICS - 0.1%
Agere Systems, Inc. Class A *...........  3,261        4,696
                                                  ----------
ENERGY - 6.6%
Anadarko Petroleum Corp.................  3,000      143,700
Exelon Corp.............................  2,775      146,437
                                                  ----------
                                                     290,137
                                                  ----------
FINANCIAL SERVICES - 19.3%
CIT Group, Inc..........................  2,100       41,160
Citigroup, Inc..........................  5,250      184,747
Fannie Mae..............................  1,500       96,495
Freddie Mac.............................  6,000      354,300
Household International, Inc............  6,000      166,860
                                                  ----------
                                                     843,562
                                                  ----------
FOOD SERVICES - 0.4%
McDonald's Corp.........................    958       15,405
                                                  ----------
HEALTH CARE FACILITIES - 2.0%
Tenet Healthcare Corp. *................  5,300       86,920
                                                  ----------
HOTELS, RESTAURANT & LEISURE - 1.4%
Carnival Corp...........................  2,500       62,375
                                                  ----------
INSURANCE - 5.6%
John Hancock Financial Services, Inc....  1,700       47,430
Travelers Property Casualty Corp.
  Class A *.............................  7,792      114,153
UnumProvident Corp......................  4,800       84,192
                                                  ----------
                                                     245,775
                                                  ----------
MANUFACTURING - 4.4%
Alcoa, Inc..............................  3,450       78,591
ITT Industries, Inc.....................  1,900      115,311
                                                  ----------
                                                     193,902
                                                  ----------

                                          SHARES    VALUE

METAL & MINING - 5.1%
Alcan, Inc..............................  7,550   $  222,876
                                                  ----------
MULTIMEDIA - 1.3%
Clear Channel Communications, Inc.*.....  1,500       55,935
                                                  ----------
NETWORKING - 0.5%
EMC Corp. *.............................  3,608       22,153
                                                  ----------
OIL & GAS - 10.7%
ChevronTexaco Corp......................  2,263      150,444
ConocoPhillips..........................  4,155      201,061
NiSource, Inc...........................  5,700      114,000
                                                  ----------
                                                     465,505
                                                  ----------
RETAIL - 3.9%
CVS Corp................................  2,900       72,413
Dollar General Corp.....................  8,050       96,197
                                                  ----------
                                                     168,610
                                                  ----------
SOFTWARE - 0.7%
Microsoft Corp. *.......................    600       31,020
                                                  ----------
TELECOMMUNICATIONS - 5.8%
General Motors Corp. Class H *..........  20,200     216,140
Sprint Corp. (FON Group)................  2,550       36,924
                                                  ----------
                                                     253,064
                                                  ----------
Total Common Stock
  (cost $4,090,761).....................           3,741,794
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 14.2%
REPURCHASE AGREEMENT - 14.2%
State Street Bank and Trust Company
  0.50%, 1/02/03 (collaterized by
  $585,000 U.S. Treasury Note, 4.625%,
  05/15/06 with a value of $634,964)
  (amortized cost $621,000).............   $  621       621,000
                                                     ----------
TOTAL INVESTMENTS - 99.9%
  (cost $4,711,761).....................              4,362,794
Other assets less liabilities - 0.1%....                  4,568
                                                     ----------
NET ASSETS - 100.0%.....................             $4,367,362
                                                     ==========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 100.6%
ADVERTISING - 7.7%
Lamar Advertising Co. Class A*..........  19,500   $   656,175
Omnicom Group, Inc......................   4,900       316,540
WPP Group Plc ADR.......................   6,046       229,022
                                                   -----------
                                                     1,201,737
                                                   -----------
AEROSPACE - 3.3%
Rockwell Collins, Inc...................  22,200       516,372
                                                   -----------
BUSINESS SERVICES - 4.1%
Certegy, Inc.*..........................  11,000       270,050
Harte-Hanks, Inc........................   8,300       154,961
Sylvan Learning Systems, Inc.*..........  12,900       211,560
                                                   -----------
                                                       636,571
                                                   -----------
COMPUTER SOFTWARE - 1.7%
National Instruments Corp.*.............   8,200       266,418
                                                   -----------
ELECTRONICS - 9.4%
Amphenol Corp. Class A*.................   7,700       292,600
Arrow Electronics, Inc.*................  14,200       181,618
Diebold, Inc............................  12,300       507,006
Electro Scientific Industries, Inc.*....   7,700       154,000
Flextronics International Ltd.*.........  23,200       190,008
Parker-Hannifin Corp....................   3,350       154,535
                                                   -----------
                                                     1,479,767
                                                   -----------
ENERGY - 10.6%
Anadarko Petroleum Corp.................  11,200       536,480
FirstEnergy Corp........................  13,300       438,501
GlobalSantaFe Corp......................   7,300       177,536
National-Oilwell, Inc.*.................  12,000       262,080
SCANA Corp..............................   8,200       253,872
                                                   -----------
                                                     1,668,469
                                                   -----------
FINANCIAL SERVICES - 4.2%
CIT Group, Inc.*........................  16,400       321,440
John Hancock Financial Services, Inc....  12,200       340,380
                                                   -----------
                                                       661,820
                                                   -----------
HEALTHCARE - 1.5%
IMS Health, Inc.........................  15,000       240,000
                                                   -----------
INSURANCE - 8.1%
Nationwide Financial Services, Inc.
  Class A...............................  10,600       303,690
Partnerre Ltd...........................   5,900       305,738

                                          SHARES      VALUE

Platinum Underwriters Holdings Ltd.*....   9,700   $   255,595
XL Capital Ltd. Class A.................   5,350       413,288
                                                   -----------
                                                     1,278,311
                                                   -----------
MACHINERY & ENGINEERING - 3.1%
Ingersoll-Rand Co. Class A..............   7,800       335,868
Varian, Inc.*...........................   5,300       152,057
                                                   -----------
                                                       487,925
                                                   -----------
MACHINERY & MANUFACTURING - 8.4%
Actuant Corp. Class A*..................  13,590       631,256
Navistar International Corp.*...........   5,900       143,429
PACCAR, Inc.............................   3,500       161,455
Roper Industries, Inc...................   6,800       248,880
SPX Corp.*..............................   3,500       131,075
                                                   -----------
                                                     1,316,095
                                                   -----------
MEASURING INSTRUMENTS - 4.7%
Millipore Corp.*........................  14,100       479,400
Waters Corp.*...........................  11,600       252,648
                                                   -----------
                                                       732,048
                                                   -----------
MEDIA - 1.6%
Emmis Communications Corp.*.............  11,800       245,794
                                                   -----------
MEDICAL PRODUCTS - 12.9%
Apogent Technologies, Inc.*.............  20,900       434,720
Pharmaceutical Product Development,
  Inc.*.................................  15,900       465,393
Pharmaceutical Resources, Inc.*.........  11,400       339,720
Sybron Dental Specialties, Inc.*........  24,400       362,340
Taro Pharmaceutical Industries Ltd.*....   4,200       157,920
Teva Pharmaceutical Industries Ltd.
  ADR...................................   6,800       262,548
                                                   -----------
                                                     2,022,641
                                                   -----------
RESTAURANTS - 2.7%
Darden Restaurants, Inc.................  12,200       249,490
Yum Brands, Inc.*.......................   7,000       169,540
                                                   -----------
                                                       419,030
                                                   -----------
RETAIL - 2.3%
Dollar General Corp.....................  29,600       353,720
                                                   -----------
TRANSPORTATION - 4.3%
Canadian National Railway Co............  11,500       477,940
Pacer International, Inc.*..............  15,000       199,500
                                                   -----------
                                                       677,440
                                                   -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

TRUCKING - 4.5%
Oshkosh Truck Corp......................  11,600   $   713,400
                                                   -----------
UTILITIES - 5.5%
Cinergy Corp............................  14,600       492,312
Vectren Corp............................  16,200       372,600
                                                   -----------
                                                       864,912
                                                   -----------

                                          SHARES      VALUE

TOTAL INVESTMENTS - 100.6%
  (cost $15,004,868)....................           $15,782,470
Other assets less
  liabilities - (0.6%)..................              (100,294)
                                                   -----------
NET ASSETS - 100.0%.....................           $15,682,176
                                                   ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

COMMON STOCK - 96.0%
AEROSPACE & DEFENSE - 2.5%
United Defense Industries, Inc.*........  48,572   $ 1,131,728
                                                   -----------
AUTOMOTIVE - 2.2%
Keystone Automotive Industries, Inc.*...  64,600       970,292
                                                   -----------
BUSINESS SERVICES - 3.8%
Interface, Inc. Class A.................  203,000      623,210
John H. Harland Co......................  47,380     1,048,519
                                                   -----------
                                                     1,671,729
                                                   -----------
CHEMICALS - 1.0%
Ferro Corp..............................  18,100       442,183
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 4.3%
ElkCorp.................................  53,800       930,740
SOURCECORP, Inc.*.......................  53,827     1,000,644
                                                   -----------
                                                     1,931,384
                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 2.4%
Mercury Computer Systems, Inc.*.........  34,313     1,047,233
                                                   -----------
COMPUTER SERVICES - 1.1%
Tier Technologies, Inc. Class B*........  29,800       476,800
                                                   -----------
COMPUTER RELATED & BUSINESS SERVICES - 7.4%
Advent Software, Inc.*..................  89,400     1,218,522
BISYS Group, Inc.*......................  56,800       903,120
Manhattan Associates, Inc.*.............  18,300       432,978
MSC.Software Corp.*.....................  93,800       724,136
                                                   -----------
                                                     3,278,756
                                                   -----------
ENERGY - 6.2%
Black Hills Corp........................  39,300     1,042,236
Energen Corp............................  19,400       564,540
MDU Resources Group, Inc................  45,062     1,163,050
                                                   -----------
                                                     2,769,826
                                                   -----------
FINANCIAL SERVICES - 8.6%
Allied Capital Corp.....................  36,091       787,867
American Capital Strategies Ltd.........  33,400       721,106
Certegy, Inc.*..........................  47,300     1,161,215
Waddell & Reed Financial, Inc.
  Class A...............................  58,600     1,152,662
                                                   -----------
                                                     3,822,850
                                                   -----------
FOODS & BEVERAGES - 1.0%
American Italian Pasta Co. Class A*.....  12,500       449,750
                                                   -----------

                                          SHARES      VALUE

HEALTH SERVICES - 6.5%
CorVel Corp.*...........................  13,550   $   484,413
Enzon, Inc.*............................  63,606     1,063,492
NDCHealth Corp..........................  35,600       708,440
SICOR, Inc.*............................  39,357       623,808
                                                   -----------
                                                     2,880,153
                                                   -----------
INSURANCE - 2.6%
Insurance Auto Auctions, Inc.*..........  68,700     1,139,733
                                                   -----------
MACHINERY & MANUFACTURING - 3.4%
Astec Industries, Inc.*.................  50,700       503,451
Cognex Corp.*...........................  21,300       392,559
Federal Signal Corp.....................  30,600       594,252
                                                   -----------
                                                     1,490,262
                                                   -----------
MEDICAL PRODUCTS - 5.2%
Cambrex Corp............................  22,400       676,704
Cytyc Corp.*............................  49,500       504,900
Ocular Sciences, Inc.*..................  20,900       324,368
Priority Healthcare Corp. Class B*......  33,900       786,480
                                                   -----------
                                                     2,292,452
                                                   -----------
OIL & GAS - DRILLING EQUIPMENT - 4.8%
CARBO Ceramics, Inc.....................  18,600       626,820
National-Oilwell, Inc.*.................  25,900       565,656
Universal Compression Holdings, Inc.*...  48,600       929,718
                                                   -----------
                                                     2,122,194
                                                   -----------
PAPER PRODUCTS - 3.6%
Buckeye Technologies, Inc.*.............  158,141      972,567
Intertape Polymer Group, Inc.*..........  156,678      645,514
                                                   -----------
                                                     1,618,081
                                                   -----------
REAL ESTATE - 6.6%
Capital Automotive REIT.................  32,000       758,400
Lexington Corporate Properties Trust....  61,100       971,490
Manufactured Home Communities, Inc......  26,100       773,343
Senior Housing Properties Trust.........  39,500       419,095
                                                   -----------
                                                     2,922,328
                                                   -----------
RESTAURANTS - 1.5%
Ruby Tuesday, Inc.......................  37,900       655,291
                                                   -----------
RETAIL - 11.0%
Aeropostale, Inc.*......................  84,800       896,336
Big Lots, Inc.*.........................  80,500     1,065,015
Christopher + Banks Corporation*........  31,900       661,925

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                          SHARES      VALUE

Duane Reade, Inc.*......................  52,758   $   896,886
J Jill Group, Inc.*.....................  47,100       658,458
MSC Industrial Direct Co., Inc.*........  25,500       452,625
Tweeter Home Entertainment Group,
  Inc.*.................................  39,300       230,298
                                                   -----------
                                                     4,861,543
                                                   -----------
SEMICONDUCTORS - 2.1%
BEI Technologies, Inc...................  46,800       523,692
Photronics, Inc.*.......................  28,777       394,245
                                                   -----------
                                                       917,937
                                                   -----------
TECHNOLOGY - 5.9%
EMS Technologies, Inc.*.................  46,200       721,228
SBS Technologies, Inc.*.................  87,400       800,584
ScanSource, Inc.*.......................  21,800     1,074,740
                                                   -----------
                                                     2,596,552
                                                   -----------
TRANSPORTATION - 1.3%
Werner Enterprises, Inc.................  26,400       568,392
                                                   -----------
TRUCKING & SHIPPING - 1.0%
Ryder Systems, Inc......................  19,930       447,229
                                                   -----------
Total Common Stock
  (cost $43,769,363)....................            42,504,678
                                                   -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENT - 5.0%
REPURCHASE AGREEMENT - 5.0%
State Street Bank and Trust Company
  0.50%, 1/02/03 (collateralized by
  $2,105,000 U.S. Treasury Notes,
  5.875%, 11/15/04 with a value of
  $2,289,187.50) (amortized cost
  $2,241,000)...........................   $ 2,241   $ 2,241,000
                                                     -----------
TOTAL INVESTMENTS - 101.0%
  (cost $46,010,363)....................              44,745,678
Other assets less
  liabilities - (1.0%)..................                (463,991)
                                                     -----------
NET ASSETS - 100.0%.....................             $44,281,687
                                                     ===========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

COMMON STOCK - 100.1%
BANKS - 8.6%
Astoria Financial Corp.............           26,500   $   719,475
Bank of Hawaii Corp................           14,800       449,772
Golden West Financial Corp.........           11,600       832,996
Hibernia Corp. Class A.............           34,500       664,470
Hudson City Bancorp, Inc...........           22,900       426,627
M&T Bank Corp......................            6,700       531,645
Sovereign Bancorp, Inc.............           38,400       539,520
UnionBanCal Corp...................           11,200       439,824
                                                       -----------
                                                         4,604,329
                                                       -----------
CAPITAL GOODS - 5.6%
AGCO Corp..........................           20,400       450,840
American Standard Cos., Inc.*......            9,700       690,058
Ingersoll-Rand Co. Class A.........            8,600       370,316
PACCAR, Inc........................           12,600       581,238
Parker-Hannifin Corp...............           18,700       862,631
Precision Castparts Corp...........            1,800        43,650
                                                       -----------
                                                         2,998,733
                                                       -----------
COMMERCIAL SERVICES & SUPPLIES - 3.9%
ARAMARK Corp. Class B*.............           40,400       949,400
Manpower, Inc......................           24,300       775,170
The BISYS Group, Inc.*.............           21,600       343,440
                                                       -----------
                                                         2,068,010
                                                       -----------
CONSUMER DURABLES & APPAREL - 7.6%
Burberry Group*....................    GB     120,947      437,021
Callaway Golf Co...................           40,700       539,275
Lennar Corp........................            5,800       299,280
Mattel, Inc........................           56,000     1,072,400
Mohawk Industries, Inc.*...........            9,600       546,720
Newell Rubbermaid, Inc.............           15,700       476,181
NIKE, Inc. Class B.................           15,800       702,626
                                                       -----------
                                                         4,073,503
                                                       -----------
DIVERSIFIED FINANCIALS - 5.8%
Blackrock, Inc. Class A*...........           12,100       476,740
Capital One Financial Corp.........           16,100       478,492
Countrywide Financial Corp.........           20,500     1,058,825
Investment Technology
  Group, Inc.*.....................           17,700       395,772
Legg Mason, Inc....................           14,400       698,976
                                                       -----------
                                                         3,108,805
                                                       -----------
ENERGY - 5.7%
EOG Resources, Inc.................           23,900       954,088
GlobalSantaFe Corp.................           28,100       683,392
Nabors Industries Ltd.*............            9,600       338,592
                                     COUNTRY
                                      CODE    SHARES      VALUE

Noble Corp.*.......................           10,500   $   369,075
Sunoco, Inc........................           21,900       726,642
                                                       -----------
                                                         3,071,789
                                                       -----------
FOOD, BEVERAGES & TOBACCO - 1.5%
Kellogg Co.........................            5,100       174,777
The Pepsi Bottling Group, Inc......           24,600       632,220
                                                       -----------
                                                           806,997
                                                       -----------
HEALTHCARE EQUIPMENT & SERVICES - 10.5%
Anthem, Inc.*......................           12,900       811,410
Beckman Coulter, Inc...............           10,100       298,152
Becton, Dickinson & Co.............           15,100       463,419
Guidant Corp.*.....................           29,300       903,905
Health Management Associates, Inc.
  Class A..........................           29,900       535,210
Laboratory Corp. of America
  Holdings*........................           38,100       885,444
McKesson, Inc......................           26,700       721,701
St. Jude Medical, Inc.*............           21,100       838,092
Tenet Healthcare Corp.*............            9,600       157,440
                                                       -----------
                                                         5,614,773
                                                       -----------
HOTELS, RESTAURANT & LEISURE - 2.5%
Gtech Holdings Corp.*..............           13,300       370,538
Harrah's Entertainment, Inc........           11,200       443,520
MGM Mirage.........................           15,800       520,926
                                                       -----------
                                                         1,334,984
                                                       -----------
INSURANCE - 2.2%
Ambac Financial Group, Inc.........            5,975       336,034
Arch Capital Group Ltd.*...........           17,700       551,709
IPC Holdings, Ltd..................            9,500       299,630
                                                       -----------
                                                         1,187,373
                                                       -----------
MATERIALS - 5.4%
Abitibi-Consolidated, Inc..........           96,200       741,702
Bowater, Inc.......................           19,810       831,030
Rohm & Haas Co.....................            9,100       295,568
Sealed Air Corp.*..................           15,100       563,230
Smurfit Stone Container Corp.*.....           29,000       446,339
                                                       -----------
                                                         2,877,869
                                                       -----------
MEDIA - 6.9%
E.W. Scripps Co. Class A...........            7,600       584,820
Knight-Ridder, Inc.................           14,900       942,425
Lamar Advertising Co. Class A*.....           31,350     1,054,927

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES      VALUE

Univision Communications, Inc.
  Class A*.........................           25,200   $   617,400
USA Interactive*...................           20,900       479,028
                                                       -----------
                                                         3,678,600
                                                       -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 7.1%
Celera Genomics Group*.............           21,200       202,460
Cephalon, Inc.*....................           13,900       676,485
Human Genome Sciences, Inc.*.......           46,400       408,784
IDEC Pharmaceuticals Corp.*........            8,000       265,360
Millennium Pharmaceuticals*........           83,600       663,784
Regeneron Pharmaceuticals, Inc.*...           11,300       209,163
Vertex Pharmaceuticals, Inc.*......           21,700       343,945
Watson Pharmaceuticals, Inc.*......           37,100     1,048,817
                                                       -----------
                                                         3,818,798
                                                       -----------
REAL ESTATE - 1.7%
Host Marriott Corp.*...............           99,500       880,575
                                                       -----------
RETAILING - 1.6%
Borders Group, Inc.*...............           20,200       325,220
Williams-Sonoma, Inc.*.............           20,300       551,145
                                                       -----------
                                                           876,365
                                                       -----------
SOFTWARE & SERVICES - 4.4%
Cadence Design Systems, Inc.*......           71,800       846,522
Gartner, Inc. Class A*.............           30,800       283,360
Intuit, Inc.*......................            5,700       267,444
Symantec Corp.*....................            9,700       392,947
VeriSign, Inc.*....................           71,800       575,836
                                                       -----------
                                                         2,366,109
                                                       -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.2%
Analog Devices, Inc.*..............           22,100       527,527
Diebold, Inc.......................            9,100       375,102
Flextronics International Ltd.*....           67,400       552,006
Lam Research Corp.*................           33,600       362,880
Network Appliance, Inc.*...........           35,800       358,000
Symbol Technologies, Inc...........           47,500       390,450
Teradyne, Inc.*....................           59,370       772,404
Waters Corp.*......................           22,200       483,516
                                                       -----------
                                                         3,821,885
                                                       -----------
                                     COUNTRY
                                      CODE    SHARES      VALUE

TELECOMMUNICATION SERVICES - 2.7%
Citizens Communications Co.*.......           71,000   $   749,050
Nextel Communications, Inc.
  Class A*.........................           58,100       671,055
                                                       -----------
                                                         1,420,105
                                                       -----------
TRANSPORTATION - 4.0%
CNF, Inc...........................           13,200       438,768
CSX Corp...........................           23,400       662,454
Exel...............................    GB     22,898       253,558
Ryanair Holdings PLC ADR*..........           20,400       798,864
                                                       -----------
                                                         2,153,644
                                                       -----------
UTILITIES - 5.2%
Cinergy Corp.......................           24,000       809,280
DPL, Inc...........................           15,300       234,702
Energy East Corp...................           12,200       269,498
KeySpan Corp.......................            7,300       257,252
Pinnacle West Capital Corp.........           14,100       480,669
PPL Corp...........................            9,300       322,524
Wisconsin Energy Corp..............           16,200       408,240
                                                       -----------
                                                         2,782,165
                                                       -----------
Total Common Stock
  (cost $55,065,278)...............                     53,545,411
                                                       -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)

                                           -------
SHORT TERM INVESTMENT - 0.9%
REPURCHASE AGREEMENT - 0.9%
State Street Bank and Trust Company
  1.10%, 1/2/03
  (collateralized by $500,000 U.S.
  Treasury Notes, 5.50%, 02/28/03 with a
  value of $518,057)
  (amortized cost $503,000).............   $   503      503,000
                                                     ----------
TOTAL INVESTMENTS - 101.0%
  (cost $55,568,278)....................             54,048,411
Liabilities in excess of other
  assets - (1.0%).......................               (542,761)
                                                     ----------
NET ASSETS - 100.0%.....................             $53,505,650
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt
GB = Great Britain

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 99.7%
AUTO PARTS - 0.5%
Johnson Ctls, Inc.......................  400     $   32,068
                                                  ----------
BANKS - 6.9%
Bank of America Corp....................  900         62,613
Bank One Corp...........................  1,600       58,480
Golden West Financial Corp..............  1,000       71,810
KeyCorp.................................  4,100      103,074
UnionBanCal Corp........................  1,800       70,686
Wachovia Corp...........................  1,500       54,660
                                                  ----------
                                                     421,323
                                                  ----------
BUSINESS SERVICES - 0.7%
Automatic Data Processing, Inc..........  1,000       39,250
                                                  ----------
CAPITAL GOODS - 5.4%
General Electric Co.....................  6,900      168,015
ITT Industries, Inc.....................  1,100       66,759
Masco Corp..............................  1,600       33,680
United Technologies Corp................  1,000       61,940
                                                  ----------
                                                     330,394
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 1.9%
First Data Corp.........................  3,200      113,312
                                                  ----------
COMMUNICATION SERVICES - 2.1%
AT&T Corp...............................  1,440       37,598
Comcast Corp. Class A...................  3,829       88,780
                                                  ----------
                                                     126,378
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 0.6%
Lucent Technologies, Inc.*..............  17,000      21,420
National Semiconductor Corp.*...........  1,100       16,511
                                                  ----------
                                                      37,931
                                                  ----------
CONSTRUCTION & MINING EQUIPMENT - 0.6%
Fluor Corp..............................  1,200       33,600
                                                  ----------
CONSUMER DURABLES & APPAREL - 0.6%
NIKE, Inc. Class B......................  800         35,576
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 8.7%
Capital One Financial Corp..............  1,800       53,496
Citigroup, Inc..........................  7,266      255,691
Fannie Mae..............................  1,600      102,928
Merrill Lynch & Co., Inc................  3,100      117,645
                                                  ----------
                                                     529,760
                                                  ----------
ENERGY - 5.8%
Amerada Hess Corp.......................  200         11,010
Burlington Resources, Inc...............  1,600       68,240
                                          SHARES    VALUE

ChevronTexaco Corp......................  100     $    6,648
ConocoPhillips..........................  1,400       67,746
Exxon Mobil Corp........................  3,000      104,820
Sunoco, Inc.............................  1,600       53,088
Unocal Corp.............................  1,400       42,812
                                                  ----------
                                                     354,364
                                                  ----------
FOOD, BEVERAGES & TOBACCO - 6.0%
Coca Cola Enterprises Inc...............  1,600       34,752
PepsiCo, Inc............................  2,650      111,883
Philip Morris Cos., Inc.................  1,800       72,954
Sara Lee Corp...........................  3,100       69,781
The Pepsi Bottling Group, Inc...........  2,900       74,530
                                                  ----------
                                                     363,900
                                                  ----------
FOOD & DRUG RETAILING - 0.8%
CVS Corp................................  1,900       47,443
                                                  ----------
HEALTHCARE EQUIPMENT & SERVICES - 4.2%
Anthem, Inc.*...........................  350         22,015
Becton, Dickinson & Co..................  1,000       30,690
Cardinal Health, Inc....................  1,050       62,149
Guidant Corp.*..........................  900         27,765
McKesson, Inc...........................  2,300       62,169
St. Jude Medical, Inc.*.................  1,200       47,664
                                                  ----------
                                                     252,452
                                                  ----------
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
Kimberly-Clark Corp.....................  200          9,494
Procter & Gamble Co.....................  400         34,376
The Gillette Co.........................  1,300       39,468
                                                  ----------
                                                      83,338
                                                  ----------
HOTELS, RESTAURANT & LEISURE - 1.1%
Carnival Corp...........................  1,800       44,910
McDonald's Corp.........................  1,300       20,904
                                                  ----------
                                                      65,814
                                                  ----------
INSURANCE - 5.1%
Ambac Financial Group, Inc..............  950         53,428
American International Group, Inc.......  2,236      129,353
Marsh & McLennan Cos., Inc..............  1,550       71,625
MBIA, Inc...............................  1,300       57,018
                                                  ----------
                                                     311,424
                                                  ----------
LEISURE & ENTERTAINMENT - 0.6%
Mattel, Inc.............................  1,900       36,385
                                                  ----------
MATERIALS - 3.5%
Cambrex Corp............................  1,550       46,825
Du Pont de Nemours and Co...............  2,450      103,880

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Engelhard Corp..........................  1,400   $   31,290
Freeport-McMoRan Copper & Gold, Inc.
  Class B*..............................  1,800       30,204
                                                  ----------
                                                     212,199
                                                  ----------
MEDIA - 2.8%
AOL Time Warner, Inc.*..................  4,700       61,570
Gannett Co..............................  300         21,540
Omnicom Group...........................  800         51,680
USA Interactive, Inc.*..................  1,600       36,672
                                                  ----------
                                                     171,462
                                                  ----------
MUTUAL FUNDS - 2.1%
SPDR Trust..............................  1,450      127,934
                                                  ----------
PHARMACEUTICALS & BIOTECHNOLOGY - 11.6%
Abbott Laboratories.....................  800         32,000
Cephalon, Inc.*.........................  600         29,201
Eli Lilly & Co..........................  1,400       88,900
Genzyme Corp.*..........................  1,900       56,183
King Pharmaceuticals Inc.*..............  2,400       41,256
Pfizer, Inc.............................  3,000       91,710
Pharmacia Corp..........................  3,895      162,811
Schering-Plough Corp....................  6,150      136,530
Wyeth...................................  1,800       67,320
                                                  ----------
                                                     705,911
                                                  ----------
RETAILING - 5.4%
Bed Bath & Beyond, Inc.*................  800         27,624
Dillard's, Inc. Class A.................  1,900       30,134
Family Dollar Stores....................  700         21,847
Home Depot, Inc.........................  2,450       58,702
Lowe's Cos., Inc........................  2,150       80,625
Wal-Mart Stores, Inc....................  2,150      108,596
                                                  ----------
                                                     327,528
                                                  ----------
SOFTWARE & SERVICES - 4.8%
Microsoft Corp.*........................  5,150      266,255
Oracle Corp.*...........................  2,400       25,920
                                                  ----------
                                                     292,175
                                                  ----------
                                          SHARES    VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 8.3%
Applied Materials, Inc.*................  1,700   $   22,151
Cisco Systems, Inc.*....................  9,800      128,380
Dell Computer Corp.*....................  1,600       42,784
Hewlett-Packard Co......................  5,284       91,730
Intel Corp..............................  6,550      101,984
International Business Machines Corp....  650         50,375
KLA-Tencor Corp.*.......................  600         21,222
Lexmark International, Inc.
  Class A*..............................  500         30,250
Micron Technology, Inc.*................  1,300       12,662
                                                  ----------
                                                     501,538
                                                  ----------
TELECOMMUNICATION SERVICES - 2.8%
AT&T Wireless Services, Inc.*...........  3,900       22,035
Qwest Communications International,
  Inc...................................  11,200      56,000
SBC Communications, Inc.................  2,600       70,486
Sprint Corp.............................  1,600       23,168
                                                  ----------
                                                     171,689
                                                  ----------
TRANSPORTATION - 2.5%
CSX Corp................................  1,800       50,958
FedEx Corp..............................  1,200       65,064
USFreightways Corp......................  1,300       37,375
                                                  ----------
                                                     153,397
                                                  ----------
UTILITIES - 2.9%
Exelon Corp.............................  2,212      116,727
Pinnacle West Capital Corp..............  800         27,272
PPL Corp................................  900         31,212
                                                  ----------
                                                     175,211
                                                  ----------
TOTAL INVESTMENTS - 99.7%
  (cost $7,042,928).....................           6,053,756
Other assets less liabilities - 0.3%....              20,642
                                                  ----------
NET ASSETS - 100.0%.....................          $6,074,398
                                                  ==========

  *  Non-income producing security
                                  SPDR = Standard and Poor's Depositary Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 97.8%
BANKS - 2.8%
Bank of America Corp....................  3,400   $   236,538
                                                  -----------
CABLE - 2.7%
Comcast Corp. Class A*..................  9,638       227,168
                                                  -----------
CAPITAL GOODS - 2.5%
Northrop Grumman Corp...................  2,200       213,400
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Manpower, Inc...........................  8,300       264,770
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 11.7%
Citigroup, Inc..........................  9,866       347,185
Fannie Mae..............................  3,200       205,856
Goldman Sachs Group, Inc................  3,400       231,540
Merrill Lynch & Co., Inc................  5,300       201,135
                                                  -----------
                                                      985,716
                                                  -----------
ENERGY - 2.5%
Exxon Mobil Corp........................  6,000       209,640
                                                  -----------
FOODS & BEVERAGES - 3.4%
The Pepsi Bottling Group, Inc...........  11,200      287,840
                                                  -----------
FOOD & DRUG RETAILING - 4.0%
CVS Corp................................  5,200       129,844
Safeway, Inc.*..........................  8,800       205,568
                                                  -----------
                                                      335,412
                                                  -----------
HEALTHCARE EQUIPMENT & SERVICES - 3.0%
St. Jude Medical, Inc.*.................  6,400       254,208
                                                  -----------
HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
The Gillette Co.........................  7,200       218,592
                                                  -----------
HOUSEHOLD DURABLES - 3.0%
Newell Rubbermaid Inc. Common...........  8,400       254,772
                                                  -----------
INSURANCE - 3.8%
American International Group, Inc.......  5,500       318,175
                                                  -----------
                                          SHARES     VALUE

INSURANCE - PROPERTY & CASUALTY - 3.1%
Travelers Property Casualty Corp.
  Class B...............................  17,500  $   256,375
                                                  -----------
MATERIALS - 3.3%
Weyerhaeuser Co.........................  5,700       280,497
                                                  -----------
MEDIA - 5.9%
AOL Time Warner, Inc.*..................  24,500      320,950
Omnicom Group, Inc......................  2,700       174,420
                                                  -----------
                                                      495,370
                                                  -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 21.9%
Abbott Laboratories.....................  7,600       304,000
Amgen, Inc.*............................  4,300       207,862
Forest Laboratories Class A*............  900          88,398
Genzyme Corp.*..........................  9,400       277,958
IDEC Pharmaceuticals Corp*..............  6,000       199,020
Pfizer, Inc.............................  10,800      330,156
Schering-Plough Corp....................  7,800       173,160
Wyeth...................................  7,000       261,800
                                                  -----------
                                                    1,842,354
                                                  -----------
SOFTWARE & SERVICES - 7.2%
Computer Sciences Corp. Common*.........  7,300       251,485
Microsoft Corp.*........................  6,800       351,560
                                                  -----------
                                                      603,045
                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
Cisco Systems, Inc.*....................  9,900       129,690
Hewlett-Packard Co......................  15,126      262,587
Intel Corp..............................  10,100      157,257
Nokia Corp ADR..........................  10,300      159,650
                                                  -----------
                                                      709,184
                                                  -----------
TRANSPORTATION - 2.7%
Fedex Corp..............................  4,100       222,302
                                                  -----------
TOTAL INVESTMENTS - 97.8%
  (cost $9,419,144).....................            8,215,358
Other assets less liabilities - 2.2%....              185,524
                                                  -----------
NET ASSETS - 100.0%.....................          $ 8,400,882
                                                  ===========

  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP    INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                              FUND        BOND FUND          FUND         FUND          FUND       GROWTH FUND
                           ----------  ----------------  ------------  -----------  ------------  --------------
ASSETS
Investment in securities,
  at value...............  $1,717,771    $67,823,039     $149,277,170  $44,001,296   $7,612,060     $6,160,567
Repurchase Agreements, at
  value and cost.........          --             --              --            --           --             --
Cash.....................      48,455             --              --            --       51,409         23,778
Interest and dividends
  receivable.............       3,526        837,916          40,199       349,118        4,727          6,461
Receivable for Fund
  shares sold............          --        187,359         274,433        65,051       21,494            321
Receivable for
  investments sold.......          --             --              --            --           --             --
Receivable due from
  adviser................      27,804             --              --            --       39,816         41,164
Other assets.............          16          1,461           1,458           332           37             33
                           ----------    -----------     ------------  -----------   ----------     ----------
Total Assets.............   1,797,572     68,849,775     149,593,260    44,415,797    7,729,543      6,232,324
                           ----------    -----------     ------------  -----------   ----------     ----------
LIABILITIES
Payable for investments
  purchased..............          --      1,023,078              --            --       26,363             --
Payable for Fund shares
  redeemed...............          12            400           3,008            --           --          3,878
Adviser fee payable......          --        118,468         199,977        79,364           --             --
Accrued expenses and
  other liabilities......      17,118         29,222          27,315        26,074       23,270         22,218
                           ----------    -----------     ------------  -----------   ----------     ----------
Total Liabilities........      17,130      1,171,168         230,300       105,438       49,633         26,096
                           ----------    -----------     ------------  -----------   ----------     ----------
NET ASSETS...............  $1,780,442    $67,678,607     $149,362,960  $44,310,359   $7,679,910     $6,206,228
                           ==========    ===========     ============  ===========   ==========     ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........   2,272,952     68,373,004     149,364,749    43,842,679    9,201,592      7,368,067
Undistributed
  (distributions in
  excess of) net
  investment income......         578         15,037              --       343,128           47            459
Accumulated net realized
  gain (loss) on
  investments............    (174,515)      (380,953)         (1,789)     (239,579)  (1,501,727)    (1,049,954)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........    (318,573)      (328,481)             --       364,131      (20,002)      (112,344)
                           ----------    -----------     ------------  -----------   ----------     ----------
                           $1,780,442    $67,678,607     $149,362,960  $44,310,359   $7,679,910     $6,206,228
                           ==========    ===========     ============  ===========   ==========     ==========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................     236,104      7,031,167     149,364,749     3,991,801    1,079,063        842,852
                           ==========    ===========     ============  ===========   ==========     ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $     7.54    $      9.63     $      1.00   $     11.10   $     7.12     $     7.36
                           ==========    ===========     ============  ===========   ==========     ==========
Investments in securities
  and Repurchase
  Agreements, at cost....  $2,036,344    $68,151,520     $149,277,170  $43,637,165   $7,632,062     $6,272,911
                           ==========    ===========     ============  ===========   ==========     ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     85

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALGER SMALL                                    NEUBERGER BERMAN  NEUBERGER BERMAN
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE   MID CAP GROWTH    MID CAP VALUE    VALUE EQUITY
                                FUND            FUND         VALUE FUND          FUND              FUND            FUND
                           --------------  ---------------  -------------  ----------------  ----------------  ------------
ASSETS
Investment in securities,
  at value...............    $3,696,323      $ 7,689,622     $29,296,924     $ 3,841,958        $6,615,468     $ 6,295,226
Repurchase Agreements, at
  value and cost.........            --               --       2,955,000         313,000           488,000              --
Cash.....................       118,941          181,556           1,161             208             1,239         337,914
Interest and dividends
  receivable.............           354           17,178          59,130             527             3,036           6,451
Receivable for Fund
  shares sold............         3,619            2,831              --              --             1,743              --
Receivable for
  investments sold.......            --               --              --         295,726            56,915          11,966
Receivable due from
  adviser................        40,905           14,166              --          24,788            12,260          13,794
Other assets.............            21               83             318              41                55              63
                             ----------      -----------     -----------     -----------        ----------     -----------
Total Assets.............     3,860,163        7,905,436      32,312,533       4,476,248         7,178,716       6,665,414
                             ----------      -----------     -----------     -----------        ----------     -----------
LIABILITIES
Payable for investments
  purchased..............        17,912               --          53,816         261,499           338,336         171,952
Payable for Fund shares
  redeemed...............            --               --          17,826          10,848                --          17,846
Adviser fee payable......            --               --          21,797              --                --              --
Accrued expenses and
  other liabilities......        20,582           21,113          25,349          21,824            21,787          22,325
                             ----------      -----------     -----------     -----------        ----------     -----------
Total Liabilities........        38,494           21,113         118,788         294,171           360,123         212,123
                             ----------      -----------     -----------     -----------        ----------     -----------
NET ASSETS...............    $3,821,669      $ 7,884,323     $32,193,745     $ 4,182,077        $6,818,593     $ 6,453,291
                             ==========      ===========     ===========     ===========        ==========     ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........     4,412,415       10,047,460      41,789,605       6,146,988         7,494,163       9,035,688
Undistributed
  (distributions in
  excess of) net
  investment income......            --           35,013         237,253              --                (5)             --
Accumulated net realized
  gain (loss) on
  investments............      (612,960)        (444,829)      4,936,184      (1,878,453)         (343,311)     (1,649,768)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........        22,214       (1,753,321)     (4,896,929)        (86,458)         (332,254)       (932,629)
                             ----------      -----------     -----------     -----------        ----------     -----------
                             $3,821,669      $ 7,884,323     $32,193,745     $ 4,182,077        $6,818,593     $ 6,453,291
                             ==========      ===========     ===========     ===========        ==========     ===========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................       502,308          923,562       4,400,598         675,212           765,186         858,525
                             ==========      ===========     ===========     ===========        ==========     ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........    $     7.61      $      8.54     $      7.32     $      6.19        $     8.91     $      7.52
                             ==========      ===========     ===========     ===========        ==========     ===========
Investments in securities
  and Repurchase
  Agreements, at cost....    $3,674,109      $ 9,442,943     $37,148,853     $ 4,241,416        $7,435,722     $ 7,227,855
                             ==========      ===========     ===========     ===========        ==========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     86

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND           FUND      FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  -----------  ---------------  -------------
ASSETS
Investment in securities,
  at value...............   $3,741,794     $15,782,470     $42,504,678    $53,545,411    $ 6,053,756     $ 8,215,358
Repurchase Agreements, at
  value and cost.........      621,000              --       2,241,000        503,000             --              --
Cash.....................          183              --              68            330         15,291         219,688
Interest and dividends
  receivable.............        2,468           9,157          32,301         29,383          8,491           2,315
Receivable for Fund
  shares sold............        1,006             348          64,756            470             --              --
Receivable for
  investments sold.......           --          63,568              --        278,444         14,919              --
Receivable due from
  adviser................       21,923              --              --             --         22,223          14,946
Other assets.............           43             148             246            488             60              84
                            ----------     -----------     -----------    -----------    -----------     -----------
Total Assets.............    4,388,417      15,855,691      44,843,049     54,357,526      6,114,740       8,452,391
                            ----------     -----------     -----------    -----------    -----------     -----------
LIABILITIES
Payable for investments
  purchased..............           --          51,451         484,347        610,258          6,534              --
Payable for Fund shares
  redeemed...............           --          92,531             344        132,227         11,856          27,803
Adviser fee payable......           --           4,514          50,486         79,680             --              --
Accrued expenses and
  other liabilities......       21,055          25,019          26,185         29,711         21,952          23,706
                            ----------     -----------     -----------    -----------    -----------     -----------
Total Liabilities........       21,055         173,515         561,362        851,876         40,342          51,509
                            ----------     -----------     -----------    -----------    -----------     -----------
NET ASSETS...............   $4,367,362     $15,682,176     $44,281,687    $53,505,650    $ 6,074,398     $ 8,400,882
                            ==========     ===========     ===========    ===========    ===========     ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........    5,540,988      15,603,733      48,306,117     62,485,600      8,778,731      16,404,915
Undistributed
  (distributions in
  excess of) net
  investment income......           --             119          45,827           (216)           579              --
Accumulated net realized
  gain (loss) on
  investments............     (824,659)       (699,278)     (2,805,572)    (7,459,867)    (1,715,740)     (6,800,247)
Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency
  transactions...........     (348,967)        777,602      (1,264,685)    (1,519,867)      (989,172)     (1,203,786)
                            ----------     -----------     -----------    -----------    -----------     -----------
                            $4,367,362     $15,682,176     $44,281,687    $53,505,650    $ 6,074,398     $ 8,400,882
                            ==========     ===========     ===========    ===========    ===========     ===========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................      534,612       1,520,103       4,453,325      4,666,362        910,354       1,270,350
                            ==========     ===========     ===========    ===========    ===========     ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........   $     8.17     $     10.32     $      9.94    $     11.47    $      6.67     $      6.61
                            ==========     ===========     ===========    ===========    ===========     ===========
Investments in securities
  and Repurchase
  Agreements, at cost....   $4,711,761     $15,004,868     $46,010,363    $55,568,278    $ 7,042,928     $ 9,419,144
                            ==========     ===========     ===========    ===========    ===========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     87

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002                  SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALL CAP   INVESTMENT GRADE  MONEY MARKET  REAL ESTATE  ALGER GROWTH  ALGER INCOME &
                             FUND*       BOND FUND          FUND         FUND         FUND**      GROWTH FUND**
                           ---------  ----------------  ------------  -----------  ------------  ---------------
INVESTMENT INCOME
  Interest...............  $     819    $ 6,246,936      $2,309,512   $   13,231   $     5,703     $     4,295
  Dividends..............     13,830             --              --    2,311,462        31,272          33,596
                           ---------    -----------      ----------   -----------  -----------     -----------
Total investment
  income.................     14,649      6,246,936       2,309,512    2,324,693        36,975          37,891
                           ---------    -----------      ----------   -----------  -----------     -----------
EXPENSES
  Investment advisory
    fee..................      7,809        590,475         656,267      327,279        26,742          18,982
  Custody and fund
    accounting...........     24,432         75,839          65,813       51,418        39,006          37,054
  Audit..................     13,400         17,057          16,667       17,810        13,400          13,400
  Legal..................        350         35,780          42,446       12,388         1,348           2,628
  Printing...............        171         10,187          10,445       11,571         8,266           5,781
  Administration.........     12,591         50,359          50,359       50,359        15,738          15,738
  Registration...........         --             --              --           --            --              --
  Transfer agency........      2,890          6,760           7,167        7,376         4,002           4,644
  Trustees fees..........      2,058          3,996           4,023        3,947         2,222           2,223
  Insurance..............         44          3,211           4,097        1,145            50              50
  Miscellaneous fees.....        136          1,785             509          978           399             385
                           ---------    -----------      ----------   -----------  -----------     -----------
Total expenses...........     63,881        795,449         857,793      484,271       111,173         100,885
                           ---------    -----------      ----------   -----------  -----------     -----------
  Less: Reduction of
    advisory fees........     (7,809)       (57,356)         (4,646)     (53,641)      (26,742)        (18,982)
       Reimbursement of
    operating expenses...    (46,032)            --              --           --       (52,341)        (57,606)
                           ---------    -----------      ----------   -----------  -----------     -----------
Net expenses.............     10,040        738,093         853,147      430,630        32,090          24,297
                           ---------    -----------      ----------   -----------  -----------     -----------
NET INVESTMENT INCOME
  (LOSS).................      4,609      5,508,843       1,456,365    1,894,063         4,885          13,594
                           ---------    -----------      ----------   -----------  -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........   (174,515)       (26,078)            116    1,669,332    (1,501,727)     (1,049,954)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........   (318,573)      (566,146)             --   (1,929,150)      (20,002)       (112,344)
                           ---------    -----------      ----------   -----------  -----------     -----------
Net realized and
  unrealized gain (loss)
  on investments.........   (493,088)      (592,224)            116     (259,818)   (1,521,729)     (1,162,298)
                           ---------    -----------      ----------   -----------  -----------     -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $(488,479)   $ 4,916,619      $1,456,481   $1,634,245   $(1,516,844)    $(1,148,704)
                           =========    ===========      ==========   ===========  ===========     ===========

  * For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
 ** For the period from April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     88

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                            ALGER SMALL                                    NEUBERGER BERMAN  NEUBERGER BERMAN
                           CAPITALIZATION  DAVIS FINANCIAL  DAVIS VENTURE   MID CAP GROWTH       MID CAP       VALUE EQUITY
                               FUND**           FUND         VALUE FUND          FUND           VALUE FUND         FUND
                           --------------  ---------------  -------------  ----------------  ----------------  ------------
INVESTMENT INCOME
  Interest...............    $   2,594       $     9,928     $    45,936     $     3,496       $     6,049     $     3,523
  Dividends..............        3,506           111,366         493,871           7,825            61,445         120,437
                             ---------       -----------     -----------     -----------       -----------     -----------
Total investment
  income.................        6,100           121,294         539,807          11,321            67,494         123,960
                             ---------       -----------     -----------     -----------       -----------     -----------
EXPENSES
  Investment advisory
    fee..................       16,289            70,629         251,871          41,652            51,546          54,511
  Custody and fund
    accounting...........       43,609            42,637          52,190          57,167            51,134          44,595
  Audit..................       13,400            18,341          18,994          17,165            17,165          18,319
  Legal..................          792             3,520          11,967           1,534             1,916           2,560
  Printing...............        2,603             2,211          10,431           1,182             1,040           4,841
  Administration.........       15,738            50,360          50,360          50,359            50,359          50,360
  Registration...........           --                --              --              --                --              --
  Transfer agency........        3,720             3,847           5,321           4,237             5,167           5,644
  Trustees fees..........        2,223             3,996           3,996           4,008             4,008           3,996
  Insurance..............           50               379           1,393             171               163             254
  Miscellaneous fees.....          393               457             787             623               656             426
                             ---------       -----------     -----------     -----------       -----------     -----------
Total expenses...........       98,817           196,377         407,310         178,098           183,154         185,506
                             ---------       -----------     -----------     -----------       -----------     -----------
  Less: Reduction of
    advisory fees........      (16,289)          (70,629)       (105,065)        (41,652)          (51,546)        (54,511)
       Reimbursement of
    operating expenses...      (63,334)          (40,993)             --         (88,216)          (71,924)        (69,670)
                             ---------       -----------     -----------     -----------       -----------     -----------
Net expenses.............       19,194            84,755         302,245          48,230            59,684          61,325
                             ---------       -----------     -----------     -----------       -----------     -----------
NET INVESTMENT INCOME
  (LOSS).................      (13,094)           36,539         237,562         (36,909)            7,810          62,635
                             ---------       -----------     -----------     -----------       -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........     (612,960)         (133,154)     (1,532,697)     (1,433,465)         (178,411)     (1,517,768)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........       22,214        (2,014,937)     (4,996,981)       (139,784)         (526,125)       (789,247)
                             ---------       -----------     -----------     -----------       -----------     -----------
Net realized and
  unrealized gain (loss)
  on investments.........     (590,746)       (2,148,091)     (6,529,678)     (1,573,249)         (704,536)     (2,307,015)
                             ---------       -----------     -----------     -----------       -----------     -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $(603,840)      $(2,111,552)    $(6,292,116)    $(1,610,158)      $  (696,726)    $(2,244,380)
                             =========       ===========     ===========     ===========       ===========     ===========

 ** For the period from April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     89

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP    INVESTORS
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP    FOUNDATION   SELECT EQUITY
                               FUND           FUND            FUND           FUND         FUND          FUND
                           -------------  -------------  ---------------  -----------  -----------  -------------
INVESTMENT INCOME
  Interest...............   $    12,043    $    10,922     $    23,747    $   37,311   $      313    $     8,421
  Dividends..............        67,024        160,157         338,383       391,194       90,876         86,452
                            -----------    -----------     -----------    -----------  -----------   -----------
Total investment
  income.................        79,067        171,079         362,130       428,505       91,189         94,873
                            -----------    -----------     -----------    -----------  -----------   -----------
EXPENSES
  Investment advisory
    fee..................        36,616        129,022         245,259       432,228       49,059         72,564
  Custody and fund
    accounting...........        45,291         50,487          60,856        83,572       59,820         49,254
  Audit..................        18,319         18,844          17,924        17,136       15,963         18,036
  Legal..................         1,731          5,940          10,674        19,994        2,469          3,687
  Printing...............           923          9,887          13,021        14,281          901          6,865
  Administration.........        50,360         50,360          50,360        50,362       50,360         50,360
  Registration...........            --             --              --            --           --             --
  Transfer agency........         4,663          5,333           6,920         7,014        6,050          6,074
  Trustees fees..........         4,004          3,997           3,997         3,996        3,995          3,997
  Insurance..............           172            689             872         2,120          265            594
  Miscellaneous fees.....           390            465           1,002         1,342          381            315
                            -----------    -----------     -----------    -----------  -----------   -----------
Total expenses...........       162,469        275,024         410,885       632,045      189,263        211,746
                            -----------    -----------     -----------    -----------  -----------   -----------
  Less: Reduction of
    advisory fees........       (36,616)      (113,746)       (104,311)      (91,759)     (49,059)       (72,564)
       Reimbursement of
    operating expenses...       (84,661)            --              --            --      (81,332)       (52,105)
                            -----------    -----------     -----------    -----------  -----------   -----------
Net expenses.............        41,192        161,278         306,574       540,286       58,872         87,077
                            -----------    -----------     -----------    -----------  -----------   -----------
NET INVESTMENT INCOME
  (LOSS).................        37,875          9,801          55,556      (111,781)      32,317          7,796
                            -----------    -----------     -----------    -----------  -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      (770,120)      (410,197)     (2,732,972)   (3,075,691)  (1,122,571)    (1,500,118)
  Net unrealized
    appreciation
    (depreciation) on
    investment
    transactions.........      (389,980)      (867,449)     (2,707,059)   (5,494,990)    (852,897)    (1,887,125)
                            -----------    -----------     -----------    -----------  -----------   -----------
Net realized and
  unrealized gain (loss)
  on investments.........    (1,160,100)    (1,277,646)     (5,440,031)   (8,570,681)  (1,975,468)    (3,387,243)
                            -----------    -----------     -----------    -----------  -----------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............   $(1,122,225)   $(1,267,845)    $(5,384,475)   $(8,682,462) $(1,943,151)  $(3,379,447)
                            ===========    ===========     ===========    ===========  ===========   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     90

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                       INVESTMENT GRADE BOND FUND                 MONEY MARKET FUND
                               ALL CAP FUND       ------------------------------------  -------------------------------------
                           ---------------------        YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                               PERIOD ENDED       ------------------------------------  -------------------------------------
                            DECEMBER 31, 2002*          2002               2001                2002               2001
                           ---------------------  -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............       $    4,609          $  5,508,843       $  3,571,394       $   1,456,365       $  2,700,967
  Net realized gain
    (loss) on investment
    transactions.........         (174,515)              (26,078)           700,870                 116                180
  Net unrealized
    appreciation
    (depreciation) of
    investments..........         (318,573)             (566,146)          (390,270)                 --                 --
                                ----------          ------------       ------------       -------------       ------------
Net increase (decrease)
  in net assets resulting
  from operations........         (488,479)            4,916,619          3,881,994           1,456,481          2,701,147
                                ----------          ------------       ------------       -------------       ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............           (4,031)           (5,508,843)        (3,575,737)         (1,456,365)        (2,700,967)
  In excess of net
    investment income....               --                    --                 --                  --                 --
  Net realized gain on
    investments..........               --                    --                 --                  --                 --
  In excess of net
    realized gain on
    investments..........               --                    --                 --                  --                 --
  Capital................               --                    --                 --                  --                 --
                                ----------          ------------       ------------       -------------       ------------
Net decrease in net
  assets from
  distributions..........           (4,031)           (5,508,843)        (3,575,737)         (1,456,365)        (2,700,967)
                                ----------          ------------       ------------       -------------       ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        2,280,692            63,184,886         54,904,022         254,620,934        111,641,579
  Net proceeds from
    reinvestment of
    distributions........            4,031             5,508,843          3,575,737           1,456,365          2,700,967
  Cost of shares
    redeemed.............          (11,771)          (81,422,212)       (18,162,532)       (223,660,252)       (38,676,310)
                                ----------          ------------       ------------       -------------       ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........        2,272,952           (12,728,483)        40,317,227          32,417,047         75,666,236
                                ----------          ------------       ------------       -------------       ------------
Total increase (decrease)
  in net assets..........        1,780,442           (13,320,707)        40,623,484          32,417,163         75,666,416
NET ASSETS
Beginning of period......               --            80,999,314         40,375,830         116,945,797         41,279,381
                                ----------          ------------       ------------       -------------       ------------
End of period+...........       $1,780,442          $ 67,678,607       $ 80,999,314       $ 149,362,960       $116,945,797
                                ==========          ============       ============       =============       ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............          237,184             6,609,864          5,650,413         254,620,934        111,641,579
  Shares issued to
    shareholders from
    reinvestment of
    distributions........              531               576,601            366,354           1,456,365          2,700,967
  Shares redeemed........           (1,611)           (8,520,760)        (1,855,901)       (223,660,252)       (38,676,310)
                                ----------          ------------       ------------       -------------       ------------
  Net increase
    (decrease)...........          236,104            (1,334,295)         4,160,866          32,417,047         75,666,236
                                ==========          ============       ============       =============       ============
+ Includes undistributed
  net investment income
  (loss).................       $      578          $     15,037       $         --       $          --       $         --
                                ==========          ============       ============       =============       ============

  *  For the period May 1, 2002 (commencement of operations) to December 31,
     2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     91

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               REAL ESTATE FUND                                   ALGER INCOME &           ALGER SMALL
                           -------------------------    ALGER GROWTH FUND          GROWTH FUND         CAPITALIZATION FUND
                            YEAR ENDED DECEMBER 31,   ----------------------  ----------------------  ----------------------
                           -------------------------       PERIOD ENDED            PERIOD ENDED            PERIOD ENDED
                               2002         2001       DECEMBER 31, 2002**     DECEMBER 31, 2002**     DECEMBER 31, 2002**
                           ------------  -----------  ----------------------  ----------------------  ----------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $  1,894,063  $ 1,290,777       $     4,885             $    13,594              $  (13,094)
  Net realized gain
    (loss) on investment
    transactions.........     1,669,332      796,045        (1,501,727)             (1,049,954)               (612,960)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    (1,929,150)     820,873           (20,002)               (112,344)                 22,214
                           ------------  -----------       -----------             -----------              ----------
Net increase (decrease)
  in net assets resulting
  from operations........     1,634,245    2,907,695        (1,516,844)             (1,148,704)               (603,840)
                           ------------  -----------       -----------             -----------              ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............    (1,676,108)  (1,250,623)           (4,838)                (13,135)                     --
  In excess of net
    investment income....            --           --                --                      --                      --
  Net realized gain on
    investments..........    (2,000,386)    (370,039)               --                      --                      --
  In excess of net
    realized gain on
    investments..........      (239,579)          --                --                      --                      --
  Capital................      (331,137)          --                --                      --                      --
                           ------------  -----------       -----------             -----------              ----------
Net decrease in net
  assets from
  distributions..........    (4,247,210)  (1,620,662)           (4,838)                (13,135)                     --
                           ------------  -----------       -----------             -----------              ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................    29,877,714   13,523,038        12,253,910               9,537,974               5,292,605
  Net proceeds from
    reinvestment of
    distributions........     4,247,210    1,620,662             4,838                  13,135                      --
  Cost of shares
    redeemed.............   (13,025,877)  (7,768,573)       (3,057,156)             (2,183,042)               (867,096)
                           ------------  -----------       -----------             -----------              ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........    21,099,047    7,375,127         9,201,592               7,368,067               4,425,509
                           ------------  -----------       -----------             -----------              ----------
Total increase (decrease)
  in net assets..........    18,486,082    8,662,160         7,679,910               6,206,228               3,821,669
NET ASSETS
Beginning of period......    25,824,277   17,162,117                --                      --                      --
                           ------------  -----------       -----------             -----------              ----------
End of period+...........  $ 44,310,359  $25,824,277       $ 7,679,910             $ 6,206,228              $3,821,669
                           ============  ===========       ===========             ===========              ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............     2,450,347    1,163,439         1,472,442               1,119,593                 611,054
  Shares issued to
    shareholders from
    reinvestment of
    distributions........       385,926      139,216               671                   1,761                      --
  Shares redeemed........    (1,024,269)    (648,560)         (394,050)               (278,502)               (108,746)
                           ------------  -----------       -----------             -----------              ----------
  Net increase
    (decrease)...........     1,812,004      654,095         1,079,063                 842,852                 502,308
                           ============  ===========       ===========             ===========              ==========
+ Includes undistributed
  net investment income
  (loss).................  $    343,128  $   125,173       $        47             $       459              $       --
                           ============  ===========       ===========             ===========              ==========

 ** For the period April 1, 2002 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     92

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                    NEUBERGER BERMAN
                             DAVIS FINANCIAL FUND    DAVIS VENTURE VALUE FUND      MID CAP GROWTH FUND
                           ------------------------  -------------------------  -------------------------
                           YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           ------------------------  -------------------------  -------------------------
                              2002         2001         2002          2001          2002        2001***
                           -----------  -----------  -----------  ------------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $    36,539  $    14,514  $   237,562  $    170,743  $   (36,909)  $  (10,978)
  Net realized gain
    (loss) on investment
    transactions.........     (133,154)    (313,644)  (1,532,697)   (3,399,885)  (1,433,465)    (444,984)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   (2,014,937)    (113,863)  (4,996,981)        9,842     (139,784)      53,326
                           -----------  -----------  -----------  ------------  -----------   ----------
Net increase (decrease)
  in net assets resulting
  from operations........   (2,111,552)    (412,993)  (6,292,116)   (3,219,300)  (1,610,158)    (402,636)
                           -----------  -----------  -----------  ------------  -----------   ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............      (14,070)          --       (1,149)     (167,055)          --           --
  In excess of net
    investment income....           --           --           --            --           --           --
  Net realized gain on
    investments..........           --      (59,877)          --            --           --           --
  In excess of net
    realized gain on
    investments..........           --           --           --            --           --           --
  Capital................           --           --           --            --           --           --
                           -----------  -----------  -----------  ------------  -----------   ----------
Net decrease in net
  assets from
  distributions..........      (14,070)     (59,877)      (1,149)     (167,055)          --           --
                           -----------  -----------  -----------  ------------  -----------   ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................    3,261,843    6,652,765    9,886,049    47,131,067    3,055,282    4,724,384
  Net proceeds from
    reinvestment of
    distributions........       14,070       59,877        1,149       167,055           --           --
  Cost of shares
    redeemed.............   (3,418,519)    (816,100)  (3,510,231)  (24,412,895)  (1,498,086)     (86,709)
                           -----------  -----------  -----------  ------------  -----------   ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........     (142,606)   5,896,542    6,376,967    22,885,227    1,557,196    4,637,675
                           -----------  -----------  -----------  ------------  -----------   ----------
Total increase (decrease)
  in net assets..........   (2,268,228)   5,423,672       83,702    19,498,872      (52,962)   4,235,039
NET ASSETS
Beginning of period......   10,152,551    4,728,879   32,110,043    12,611,171    4,235,039           --
                           -----------  -----------  -----------  ------------  -----------   ----------
End of period+...........  $ 7,884,323  $10,152,551  $32,193,745  $ 32,110,043  $ 4,182,077   $4,235,039
                           ===========  ===========  ===========  ============  ===========   ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      339,464      626,626    1,209,410     5,269,245      408,208      494,949
  Shares issued to
    shareholders from
    reinvestment of
    distributions........        1,619        5,575          154        19,418           --           --
  Shares redeemed........     (385,508)     (81,942)    (482,917)   (2,897,658)    (217,409)     (10,536)
                           -----------  -----------  -----------  ------------  -----------   ----------
  Net increase
    (decrease)...........      (44,425)     550,259      726,647     2,391,005      190,799      484,413
                           ===========  ===========  ===========  ============  ===========   ==========
+ Includes undistributed
  net investment income
  (loss).................  $    35,013  $    14,070  $   237,253  $      1,130  $        --   $       --
                           ===========  ===========  ===========  ============  ===========   ==========

***  For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     93

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               NEUBERGER BERMAN
                              MID CAP VALUE FUND         VALUE EQUITY FUND         VALUE MANAGED FUND
                           ------------------------  -------------------------  -------------------------
                           YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           ------------------------  -------------------------  -------------------------
                              2002        2001***        2002         2001          2002         2001
                           -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $    7,810   $   11,237   $    62,635   $   35,615   $    37,875   $   32,278
  Net realized gain
    (loss) on investment
    transactions.........    (178,411)    (166,864)   (1,517,768)     156,092      (770,120)     (31,627)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    (526,125)     193,871      (789,247)    (427,208)     (389,980)    (230,192)
                           ----------   ----------   -----------   ----------   -----------   ----------
Net increase (decrease)
  in net assets resulting
  from operations........    (696,726)      38,244    (2,244,380)    (235,501)   (1,122,225)    (229,541)
                           ----------   ----------   -----------   ----------   -----------   ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............      (7,866)     (11,165)      (62,708)     (35,615)      (37,924)     (32,278)
  In excess of net
    investment income....          --           --            --         (123)           --          (45)
  Net realized gain on
    investments..........          --           --            --     (156,092)           --      (20,307)
  In excess of net
    realized gain on
    investments..........          --           --            --     (124,187)           --           --
  Capital................          --           --            --           --            --           --
                           ----------   ----------   -----------   ----------   -----------   ----------
Net decrease in net
  assets from
  distributions..........      (7,866)     (11,165)      (62,708)    (316,017)      (37,924)     (52,630)
                           ----------   ----------   -----------   ----------   -----------   ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   4,969,071    3,489,152     3,668,013    5,304,654     1,866,801    3,171,464
  Net proceeds from
    reinvestment of
    distributions........       7,866       11,165        62,708      316,017        37,924       52,629
  Cost of shares
    redeemed.............    (968,602)     (12,546)   (1,896,109)    (722,711)   (1,005,857)    (710,159)
                           ----------   ----------   -----------   ----------   -----------   ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........   4,008,335    3,487,771     1,834,612    4,897,960       898,868    2,513,934
                           ----------   ----------   -----------   ----------   -----------   ----------
Total increase (decrease)
  in net assets..........   3,303,743    3,514,850      (472,476)   4,346,442      (261,281)   2,231,763
NET ASSETS
Beginning of period......   3,514,850           --     6,925,767    2,579,325     4,628,643    2,396,880
                           ----------   ----------   -----------   ----------   -----------   ----------
End of period+...........  $6,818,593   $3,514,850   $ 6,453,291   $6,925,767   $ 4,367,362   $4,628,643
                           ==========   ==========   ===========   ==========   ===========   ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............     516,267      356,536       419,315      471,329       200,387      289,643
  Shares issued to
    shareholders from
    reinvestment of
    distributions........         880        1,159         8,240       30,242         4,590        5,065
  Shares redeemed........    (108,350)      (1,306)     (230,565)     (68,458)     (111,796)     (65,473)
                           ----------   ----------   -----------   ----------   -----------   ----------
  Net increase
    (decrease)...........     408,797      356,389       196,990      433,113        93,181      229,235
                           ==========   ==========   ===========   ==========   ===========   ==========
+ Includes undistributed
  net investment income
  (loss).................  $       (5)  $       --   $        --   $       --   $        --   $       --
                           ==========   ==========   ===========   ==========   ===========   ==========

***  For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     94

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                              VALUE MID CAP FUND       VALUE SMALL CAP FUND     BLUE CHIP MID CAP FUND
                           ------------------------  ------------------------  -------------------------
                           YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           ------------------------  ------------------------  -------------------------
                              2002         2001         2002         2001         2002          2001
                           -----------  -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $     9,801  $    22,548  $    55,556  $   (10,332) $  (111,781) $    (87,156)
  Net realized gain
    (loss) on investment
    transactions.........     (410,197)    (225,112)  (2,732,972)     800,075   (3,075,691)   (3,472,616)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (867,449)   1,338,310   (2,707,059)     687,085   (5,494,990)    2,618,448
                           -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease)
  in net assets resulting
  from operations........   (1,267,845)   1,135,746   (5,384,475)   1,476,828   (8,682,462)     (941,324)
                           -----------  -----------  -----------  -----------  -----------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............       (9,666)     (18,770)          --         (240)          --            --
  In excess of net
    investment income....           --           --           --       (3,635)          --            --
  Net realized gain on
    investments..........           --           --     (643,740)    (259,164)          --            --
  In excess of net
    realized gain on
    investments..........           --           --           --           --           --            --
  Capital................           --           --           --           --           --            --
                           -----------  -----------  -----------  -----------  -----------  ------------
Net decrease in net
  assets from
  distributions..........       (9,666)     (18,770)    (643,740)    (263,039)          --            --
                           -----------  -----------  -----------  -----------  -----------  ------------
SHARE TRANSACTIONS
  Net proceeds from
    sales................    7,445,231   23,204,987   35,999,416   16,047,882   18,389,810    35,195,533
  Net proceeds from
    reinvestment of
    distributions........        9,666       18,770      643,740      263,039           --            --
  Cost of shares
    redeemed.............   (5,535,273) (17,422,444)  (8,473,212)  (1,358,166)  (8,559,070)  (19,489,844)
                           -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........    1,919,624    5,801,313   28,169,944   14,952,755    9,830,740    15,705,689
                           -----------  -----------  -----------  -----------  -----------  ------------
Total increase (decrease)
  in net assets..........      642,113    6,918,289   22,141,729   16,166,544    1,148,278    14,764,365
NET ASSETS
Beginning of period......   15,040,063    8,121,774   22,139,958    5,973,414   52,357,372    37,593,007
                           -----------  -----------  -----------  -----------  -----------  ------------
End of period+...........  $15,682,176  $15,040,063  $44,281,687  $22,139,958  $53,505,650  $ 52,357,372
                           ===========  ===========  ===========  ===========  ===========  ============
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      714,384    2,256,710    3,398,033    1,320,848    1,509,640     2,708,264
  Shares issued to
    shareholders from
    reinvestment of
    distributions........          948        1,776       61,134       21,289           --            --
  Shares redeemed........     (564,502)  (1,678,304)    (732,714)    (115,975)    (728,027)   (1,522,221)
                           -----------  -----------  -----------  -----------  -----------  ------------
  Net increase
    (decrease)...........      150,830      580,182    2,726,453    1,226,162      781,613     1,186,043
                           ===========  ===========  ===========  ===========  ===========  ============
+ Includes undistributed
  net investment income
  (loss).................  $       119  $       317  $    45,827  $        --  $      (216) $         --
                           ===========  ===========  ===========  ===========  ===========  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.     95

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                INVESTORS FOUNDATION FUND      SELECT EQUITY FUND
                                --------------------------  -------------------------
                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                --------------------------  -------------------------
                                    2002          2001         2002          2001
                                ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (loss)....................  $    32,317   $    21,423   $     7,796  $     70,110
  Net realized gain (loss) on
    investment transactions...   (1,122,571)     (451,434)   (1,500,118)   (4,882,713)
  Net unrealized appreciation
    (depreciation) of
    investments...............     (852,897)       63,016    (1,887,125)    1,548,225
                                -----------   -----------   -----------  ------------
Net increase (decrease) in net
  assets resulting from
  operations..................   (1,943,151)     (366,995)   (3,379,447)   (3,264,378)
                                -----------   -----------   -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income.......      (31,738)      (21,423)      (14,419)      (62,595)
  In excess of net investment
    income....................           --           (63)           --            --
  Net realized gain on
    investments...............           --            --            --            --
  In excess of net realized
    gain on investments.......           --            --            --            --
  Capital.....................           --            --            --            --
                                -----------   -----------   -----------  ------------
Net decrease in net assets
  from distributions..........      (31,738)      (21,486)      (14,419)      (62,595)
                                -----------   -----------   -----------  ------------
SHARE TRANSACTIONS
  Net proceeds from sales.....    2,068,184     3,223,893     2,323,112    21,119,937
  Net proceeds from
    reinvestment of
    distributions.............       31,738        21,486        14,419        62,595
  Cost of shares redeemed.....     (708,590)   (1,851,562)   (1,990,885)  (21,255,541)
                                -----------   -----------   -----------  ------------
Net increase (decrease) in net
  assets from capital stock
  transactions................    1,391,332     1,393,817       346,646       (73,009)
                                -----------   -----------   -----------  ------------
Total increase (decrease) in
  net assets..................     (583,557)    1,005,336    (3,047,220)   (3,399,982)
NET ASSETS
Beginning of period...........    6,657,955     5,652,619    11,448,102    14,848,084
                                -----------   -----------   -----------  ------------
End of period+................  $ 6,074,398   $ 6,657,955   $ 8,400,882  $ 11,448,102
                                ===========   ===========   ===========  ============
SHARES OF BENEFICIAL INTEREST
  Shares sold.................      260,193       356,195       290,860     2,267,687
  Shares issued to
    shareholders from
    reinvestment of
    distributions.............        4,695         2,428         2,166         6,909
  Shares redeemed.............     (100,919)     (193,734)     (275,175)   (2,375,214)
                                -----------   -----------   -----------  ------------
  Net increase (decrease).....      163,969       164,889        17,851      (100,618)
                                ===========   ===========   ===========  ============
+ Includes undistributed net
  investment income (loss)....  $       579   $        --   $        --  $      5,074
                                ===========   ===========   ===========  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.     96

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              ALL CAP FUND                              INVESTMENT GRADE BOND FUND
                           -------------------  ---------------------------------------------------------------------------
                             FOR THE PERIOD                     YEAR ENDED DECEMBER 31                    FOR THE PERIOD
                               5/1/02* TO       ------------------------------------------------------      12/7/98* TO
                               12/31/2002           2002          2001          2000          1999          12/31/1998
                           -------------------  ------------  ------------  ------------  ------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $ 10.000          $ 9.680       $ 9.600       $ 9.340       $ 9.970           $10.000
                                --------          -------       -------       -------       -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............          0.020            0.538         0.601         0.626         0.576             0.034
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (2.462)          (0.050)        0.079         0.260        (0.630)           (0.030)
                                --------          -------       -------       -------       -------           -------
  Total from Investment
    Operations...........         (2.442)           0.488         0.680         0.886        (0.054)            0.004
                                --------          -------       -------       -------       -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         (0.018)          (0.538)       (0.600)       (0.626)       (0.576)           (0.034)
  In excess of net
    investment income....             --               --            --            --            --                --
  Net realized gain on
    investments..........             --               --            --            --            --                --
  In excess of net
    realized gain on
    investments..........             --               --            --            --            --                --
  Capital................             --               --            --            --            --                --
                                --------          -------       -------       -------       -------           -------
  Total distributions....         (0.018)          (0.538)       (0.600)       (0.626)       (0.576)           (0.034)
                                --------          -------       -------       -------       -------           -------
NET ASSET VALUE, END OF
  PERIOD.................       $  7.540          $ 9.630       $ 9.680       $ 9.600       $ 9.340           $ 9.970
                                ========          =======       =======       =======       =======           =======
TOTAL RETURN(b)..........         (24.43)%           5.23%         7.21%         9.86%        (0.56)%            0.04%
                                ========          =======       =======       =======       =======           =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................       $  1,780          $67,679       $80,999       $40,376       $18,184           $10,026
Ratios to average net
  assets:
  Net expenses(a)........           0.90%            0.75%         0.75%         0.75%         0.75%             0.75%
  Gross expenses(a)......           5.73%            0.81%         0.95%         1.31%         1.98%             4.10%
  Net investment income
    (loss)(a)............           0.41%            5.60%         6.11%         6.70%         6.00%             5.01%
Portfolio turnover
  rate...................             67%             144%           92%           69%           78%                3%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                               MONEY MARKET FUND                           REAL ESTATE FUND
                           ---------------------------------------------------------  --------------------------
                                  YEAR ENDED DECEMBER 31           FOR THE PERIOD       YEAR ENDED DECEMBER 31
                           ------------------------------------      12/7/98* TO      --------------------------
                             2002      2001     2000     1999        12/31/1998           2002          2001
                           --------  --------  -------  -------  -------------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $  1.000  $  1.000  $ 1.000  $ 1.000        $ 1.000          $11.850       $11.250
                           --------  --------  -------  -------        -------          -------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     0.011     0.035    0.057    0.045          0.003            0.496         0.629
  Net realized and
    unrealized gain
    (loss) on
    investments..........        --        --       --       --             --           (0.036)        0.772
                           --------  --------  -------  -------        -------          -------       -------
  Total from Investment
    Operations...........     0.011     0.035    0.057    0.045          0.003            0.460         1.401
                           --------  --------  -------  -------        -------          -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............    (0.011)   (0.035)  (0.057)  (0.045)        (0.003)          (0.463)       (0.618)
  In excess of net
    investment income....        --        --       --       --             --               --            --
  Net realized gain on
    investments..........        --        --       --       --             --           (0.583)       (0.183)
  In excess of net
    realized gain on
    investments..........        --        --       --       --             --           (0.070)           --
  Capital................        --        --       --       --             --           (0.094)           --
                           --------  --------  -------  -------        -------          -------       -------
  Total distributions....    (0.011)   (0.035)  (0.057)  (0.045)        (0.003)          (1.210)       (0.801)
                           --------  --------  -------  -------        -------          -------       -------
NET ASSET VALUE, END OF
  PERIOD.................  $  1.000  $  1.000  $ 1.000  $ 1.000        $ 1.000          $11.100       $11.850
                           ========  ========  =======  =======        =======          =======       =======
TOTAL RETURN(b)..........      1.12%     3.59%    5.90%    4.63%          0.31%            4.04%        12.58%
                           ========  ========  =======  =======        =======          =======       =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $149,363  $116,946  $41,279  $13,971        $ 2,510          $44,310       $25,824
Ratios to average net
  assets:
  Net expenses(a)........      0.65%     0.65%    0.65%    0.65%          0.65%            1.25%         1.25%
  Gross expenses(a)......      0.65%     0.74%    1.22%    2.70%         12.29%            1.41%         1.68%
  Net investment income
    (loss)(a)............      1.11%     3.16%    5.83%    4.69%          4.48%            5.51%         5.60%
Portfolio turnover
  rate...................       N/A       N/A      N/A      N/A            N/A               49%           25%

                                          REAL ESTATE FUND
                           -----------------------------------------------
                             YEAR ENDED DECEMBER 31      FOR THE PERIOD
                           --------------------------      12/7/98* TO
                               2000          1999          12/31/1998
                           ------------  ------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 8.940       $ 9.850           $10.000
                             -------       -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.388         0.477             0.082
  Net realized and
    unrealized gain
    (loss) on
    investments..........      2.402        (0.888)           (0.152)
                             -------       -------           -------
  Total from Investment
    Operations...........      2.790        (0.411)           (0.070)
                             -------       -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............     (0.417)       (0.447)           (0.080)
  In excess of net
    investment income....         --            --                --
  Net realized gain on
    investments..........     (0.054)           --                --
  In excess of net
    realized gain on
    investments..........     (0.009)           --                --
  Capital................         --        (0.052)               --
                             -------       -------           -------
  Total distributions....     (0.480)       (0.499)           (0.080)
                             -------       -------           -------
NET ASSET VALUE, END OF
  PERIOD.................    $11.250       $ 8.940           $ 9.850
                             =======       =======           =======
TOTAL RETURN(b)..........      31.30%        (3.98)%           (0.71)%
                             =======       =======           =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $17,162       $ 6,089           $ 4,930
Ratios to average net
  assets:
  Net expenses(a)........       1.25%         1.25%             1.25%
  Gross expenses(a)......       2.67%         3.39%             7.44%
  Net investment income
    (loss)(a)............       6.13%         6.09%            12.16%
Portfolio turnover
  rate...................         15%           13%                2%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                               ALGER       ALGER INCOME &      ALGER SMALL
                            GROWTH FUND     GROWTH FUND    CAPITALIZATION FUND        DAVIS FINANCIAL FUND
                           --------------  --------------  -------------------  ---------------------------------
                                                                                   YEAR ENDED
                           FOR THE PERIOD  FOR THE PERIOD    FOR THE PERIOD        DECEMBER 31     FOR THE PERIOD
                            04/1/02* TO     04/1/02* TO        04/1/02* TO      -----------------   7/17/00* TO
                             12/31/2002      12/31/2002        12/31/2002         2002     2001      12/31/2000
                           --------------  --------------  -------------------  --------  -------  --------------
NET ASSET VALUE,
BEGINNING OF PERIOD......     $ 10.000        $ 10.000           $ 10.000       $ 10.490  $11.320     $10.000
                              --------        --------           --------       --------  -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............        0.006           0.021             (0.026)         0.040    0.015       0.013
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (2.880)         (2.640)            (2.364)        (1.975)  (0.757)      1.325
                              --------        --------           --------       --------  -------     -------
  Total from Investment
    Operations...........       (2.874)         (2.619)            (2.390)        (1.935)  (0.742)      1.338
                              --------        --------           --------       --------  -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       (0.006)         (0.021)                --         (0.015)      --      (0.013)
  In excess of net
    investment income....           --              --                 --             --       --          --
  Net realized gain on
    investments..........           --              --                 --             --   (0.088)     (0.005)
  In excess of net
    realized gain on
    investments..........           --              --                 --             --       --          --
  Capital................           --              --                 --             --       --          --
                              --------        --------           --------       --------  -------     -------
  Total distributions....       (0.006)         (0.021)                --         (0.015)  (0.088)     (0.018)
                              --------        --------           --------       --------  -------     -------
NET ASSET VALUE, END OF
  PERIOD.................     $  7.120        $  7.360           $  7.610       $  8.540  $10.490     $11.320
                              ========        ========           ========       ========  =======     =======
TOTAL RETURN(b)..........       (28.74)%        (26.20)%           (23.90)%       (18.45)%   (6.57)%      13.39%
                              ========        ========           ========       ========  =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  7,680        $  6,206           $  3,822       $  7,884  $10,153     $ 4,729
Ratios to average net
  assets:
  Net expenses(a)........         0.90%           0.80%              1.00%          0.90%    0.90%       0.90%
  Gross expenses(a)......         3.12%           3.32%              5.16%          2.09%    2.72%       5.50%
  Net investment income
    (loss)(a)............         0.14%           0.45%             (0.68)%         0.39%    0.20%       0.35%
Portfolio turnover
  rate...................          217%            223%               107%            56%      35%          1%


                                  DAVIS VENTURE VALUE FUND
                           --------------------------------------
                              YEAR ENDED
                              DECEMBER 31       FOR THE PERIOD
                           -----------------      7/17/00* TO
                             2002     2001        12/31/2000
                           --------  -------  -------------------
NET ASSET VALUE,
BEGINNING OF PERIOD......  $  8.740  $ 9.830        $10.000
                           --------  -------        -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     0.054    0.049          0.028
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (1.474)  (1.092)        (0.172)(c)
                           --------  -------        -------
  Total from Investment
    Operations...........    (1.420)  (1.043)        (0.144)
                           --------  -------        -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        --(d)  (0.047)        (0.026)
  In excess of net
    investment income....        --       --             --
  Net realized gain on
    investments..........        --       --             --
  In excess of net
    realized gain on
    investments..........        --       --             --
  Capital................        --       --             --
                           --------  -------        -------
  Total distributions....        --   (0.047)        (0.026)
                           --------  -------        -------
NET ASSET VALUE, END OF
  PERIOD.................  $  7.320  $ 8.740        $ 9.830
                           ========  =======        =======
TOTAL RETURN(b)..........    (16.24)%  (10.61)%         (1.42)%
                           ========  =======        =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $ 32,194  $32,110        $12,611
Ratios to average net
  assets:
  Net expenses(a)........      0.90%    0.90%          0.90%
  Gross expenses(a)......      1.21%    1.28%          3.20%
  Net investment income
    (loss)(a)............      0.71%    0.51%          1.08%
Portfolio turnover
  rate...................        26%      84%             0%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                     NEUBERGER BERMAN                      NEUBERGER BERMAN             VALUE EQUITY FUND
                                   MID CAP GROWTH FUND                    MID CAP VALUE FUND           --------------------
                           ------------------------------------  ------------------------------------       YEAR ENDED
                                              FOR THE PERIOD                        FOR THE PERIOD         DECEMBER 31
                             YEAR ENDED        05/01/01* TO        YEAR ENDED        05/01/01* TO      --------------------
                             12/31/2002         12/31/2001         12/31/2002         12/31/2001         2002       2001
                           ---------------  -------------------  ---------------  -------------------  ---------  ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  8.740           $ 10.000            $ 9.860           $ 10.000        $ 10.470   $ 11.290
                              --------           --------            -------           --------        --------   --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       (0.055)            (0.023)             0.011              0.032           0.075      0.057
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (2.495)            (1.237)            (0.950)            (0.140)         (2.950)    (0.344)
                              --------           --------            -------           --------        --------   --------
  Total from Investment
    Operations...........       (2.550)            (1.260)            (0.939)            (0.108)         (2.875)    (0.287)
                              --------           --------            -------           --------        --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............           --                 --             (0.010)            (0.032)         (0.075)    (0.057)
  In excess of net
    investment income....           --                 --                 --(c)              --              --(c)       --(c)
  Net realized gain on
    investments..........           --                 --                 --                 --              --     (0.265)
  In excess of net
    realized gain on
    investments..........           --                 --                 --                 --              --     (0.211)
  Capital................           --                 --                 --                 --              --         --
                              --------           --------            -------           --------        --------   --------
  Total distributions....           --                 --             (0.011)            (0.032)         (0.075)    (0.533)
                              --------           --------            -------           --------        --------   --------
NET ASSET VALUE, END OF
  PERIOD.................     $  6.190           $  8.740            $ 8.910           $  9.860        $  7.520   $ 10.470
                              ========           ========            =======           ========        ========   ========
TOTAL RETURN(b)..........       (29.26)%           (12.60)%            (9.53)%            (1.08)%        (27.47)%    (2.53)%
                              ========           ========            =======           ========        ========   ========
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $  4,182           $  4,235            $ 6,819           $  3,515        $  6,453   $  6,926
Ratios to average net
  assets:
  Net expenses(a)........         1.10%              1.10%              1.10%              1.10%           0.90%      0.90%
  Gross expense(a).......         4.06%              5.84%              3.38%              7.47%           2.72%      3.97%
  Net investment income
    (loss)(a)............        (0.84%)            (0.53%)             0.14%              0.69%           0.92%      0.75%
Portfolio turnover
  rate...................          163%                63%                74%               108%             71%        72%

                            VALUE EQUITY FUND              VALUE MANAGED FUND
                           -------------------  -----------------------------------------
                                                     YEAR ENDED
                             FOR THE PERIOD         DECEMBER 31         FOR THE PERIOD
                               7/17/00* TO      --------------------      7/17/00* TO
                               12/31/2000         2002       2001         12/31/2000
                           -------------------  ---------  ---------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.000        $ 10.490   $ 11.300         $10.000
                                 -------        --------   --------         -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............          0.036           0.073      0.075           0.085
  Net realized and
    unrealized gain
    (loss) on
    investments..........          1.297          (2.320)    (0.763)          1.300
                                 -------        --------   --------         -------
  Total from Investment
    Operations...........          1.333          (2.247)    (0.688)          1.385
                                 -------        --------   --------         -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         (0.038)         (0.073)    (0.075)         (0.085)
  In excess of net
    investment income....             --              --(c)       --(c)            --(c)
  Net realized gain on
    investments..........             --              --     (0.047)             --
  In excess of net
    realized gain on
    investments..........         (0.005)             --         --              --
  Capital................             --              --         --              --
                                 -------        --------   --------         -------
  Total distributions....         (0.043)         (0.073)    (0.122)         (0.085)
                                 -------        --------   --------         -------
NET ASSET VALUE, END OF
  PERIOD.................        $11.290        $  8.170   $ 10.490         $11.300
                                 =======        ========   ========         =======
TOTAL RETURN(b)..........          13.35%         (21.43)%    (6.08)%         13.88%
                                 =======        ========   ========         =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................        $ 2,579        $  4,367   $  4,629         $ 2,397
Ratios to average net
  assets:
  Net expenses(a)........           0.90%           0.90%      0.90%           0.90%
  Gross expense(a).......           7.65%           3.55%      4.68%           7.84%
  Net investment income
    (loss)(a)............           0.81%           0.83%      0.88%           1.80%
Portfolio turnover
  rate...................             38%             55%        54%             32%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                    VALUE MID CAP FUND                          VALUE SMALL CAP FUND
                           -------------------------------------  ------------------------------------------------
                              YEAR ENDED                                  YEAR ENDED
                             DECEMBER 31       FOR THE PERIOD             DECEMBER 31            FOR THE PERIOD
                           ----------------      7/17/00* TO      ---------------------------      7/17/00* TO
                            2002     2001        12/31/2000           2002           2001          12/31/2000
                           -------  -------  -------------------  -------------  ------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $10.980  $10.290        $10.000          $ 12.820       $11.930           $10.000
                           -------  -------        -------          --------       -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.006    0.016          0.021             0.012        (0.005)            0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........   (0.660)   0.688          0.312            (2.640)        1.062             2.109
                           -------  -------        -------          --------       -------           -------
  Total from Investment
    Operations...........   (0.654)   0.704          0.333            (2.628)        1.057             2.174
                           -------  -------        -------          --------       -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.006)  (0.014)        (0.021)               --            --(c)         (0.065)
  In excess of net
    investment income....       --       --             --(c)             --        (0.002)           (0.001)
  Net realized gain on
    investments..........       --       --             --            (0.220)       (0.165)           (0.178)
  In excess of net
    realized gain on
    investments..........       --       --         (0.022)           (0.032)           --                --
  Capital................       --       --             --                --            --                --
                           -------  -------        -------          --------       -------           -------
  Total distributions....   (0.006)  (0.014)        (0.043)           (0.252)       (0.167)           (0.244)
                           -------  -------        -------          --------       -------           -------
NET ASSET VALUE, END OF
  PERIOD.................  $10.320  $10.980        $10.290          $  9.940       $12.820           $11.930
                           =======  =======        =======          ========       =======           =======
TOTAL RETURN(b)..........    (5.95)%    6.84%          3.37%          (20.61)%        8.91%            21.91%
                           =======  =======        =======          ========       =======           =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $15,682  $15,040        $ 8,122          $ 44,282       $22,140           $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........     1.00%    1.00%          1.00%             1.00%         1.00%             1.00%
  Gross expense(a).......     1.71%    1.70%          4.27%             1.34%         2.06%             5.02%
  Net investment income
    (loss)(a)............     0.06%    0.12%          0.71%             0.18%        (0.08)%            1.83%
Portfolio turnover
  rate...................      104%     158%            36%              136%          138%               42%

                                               BLUE CHIP MID CAP FUND
                           --------------------------------------------------------------
                                          YEAR ENDED
                                          DECEMBER 31                   FOR THE PERIOD
                           -----------------------------------------      9/1/99* TO
                               2002           2001          2000          12/31/1999
                           -------------  ------------  ------------  -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 13.480       $13.930       $12.300           $10.000
                             --------       -------       -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      (0.024)       (0.022)       (0.018)               --
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (1.986)       (0.428)        2.994             2.683
                             --------       -------       -------           -------
  Total from Investment
    Operations...........      (2.010)       (0.450)        2.976             2.683
                             --------       -------       -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --            --            --                --
  In excess of net
    investment income....          --            --            --                --
  Net realized gain on
    investments..........          --            --        (0.968)           (0.383)
  In excess of net
    realized gain on
    investments..........          --            --        (0.378)               --
  Capital................          --            --            --                --
                             --------       -------       -------           -------
  Total distributions....          --            --        (1.346)           (0.383)
                             --------       -------       -------           -------
NET ASSET VALUE, END OF
  PERIOD.................    $ 11.470       $13.480       $13.930           $12.300
                             ========       =======       =======           =======
TOTAL RETURN(b)..........      (14.91)%       (3.23)%       24.96%            27.07%
                             ========       =======       =======           =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $ 53,506       $52,357       $37,593           $ 6,780
Ratios to average net
  assets:
  Net expenses(a)........        1.00%         1.00%         1.00%             1.00%
  Gross expense(a).......        1.17%         1.26%         1.96%             4.11%
  Net investment income
    (loss)(a)............       (0.21)%       (0.17)%       (0.26)%           (0.16)%
Portfolio turnover
  rate...................          90%          125%          138%               51%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                      INVESTORS FOUNDATION FUND                         SELECT EQUITY FUND
                           -----------------------------------------------  ------------------------------------------
                             YEAR ENDED DECEMBER 31      FOR THE PERIOD               YEAR ENDED DECEMBER 31
                           --------------------------      9/1/99* TO       ------------------------------------------
                             2002     2001     2000        12/31/1999           2002           2001           2000
                           --------  -------  -------  -------------------  -------------  -------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $  8.920  $ 9.720  $11.190        $10.000          $  9.140       $ 10.970       $12.640
                           --------  -------  -------        -------          --------       --------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     0.036    0.029    0.017          0.015             0.006          0.045         0.005
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (2.251)  (0.800)  (0.708)         1.197            (2.525)        (1.824)       (1.251)
                           --------  -------  -------        -------          --------       --------       -------
  Total from Investment
    Operations...........    (2.215)  (0.771)  (0.691)         1.212            (2.519)        (1.779)       (1.246)
                           --------  -------  -------        -------          --------       --------       -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............    (0.035)  (0.029)  (0.017)        (0.015)           (0.010)        (0.051)       (0.005)
  In excess of net
    investment income....        --       --(c)      --(c)            --        (0.001)            --            --(c)
  Net realized gain on
    investments..........        --       --   (0.495)        (0.007)               --             --        (0.123)
  In excess of net
    realized gain on
    investments..........        --       --   (0.267)            --                --             --        (0.296)
  Capital................        --       --       --             --                --             --            --
                           --------  -------  -------        -------          --------       --------       -------
  Total distributions....    (0.035)  (0.029)  (0.779)        (0.022)           (0.011)        (0.051)       (0.424)
                           --------  -------  -------        -------          --------       --------       -------
NET ASSET VALUE, END OF
  PERIOD.................  $  6.670  $ 8.920  $ 9.720        $11.190          $  6.610       $  9.140       $10.970
                           ========  =======  =======        =======          ========       ========       =======
TOTAL RETURN(b)..........    (24.84)%   (7.93)%   (5.94)%         12.13%        (27.56)%       (16.22)%       (9.71)%
                           ========  =======  =======        =======          ========       ========       =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $  6,074  $ 6,658  $ 5,653        $ 3,867          $  8,401       $ 11,448       $14,848
Ratios to average net
  assets:
  Net expenses(a)........      0.90%    0.90%    0.90%          0.90%             0.90%          0.90%         0.90%
  Gross expenses(a)......      2.89%    3.34%    3.99%          5.12%             2.19%          1.50%         2.44%
  Net Investment income
    (loss)(a)............      0.49%    0.34%    0.18%          0.46%             0.08%          0.31%         0.07%
Portfolio turnover
  rate...................        92%     119%      82%            31%              144%           263%          271%

                           SELECT EQUITY FUND
                           -------------------
                             FOR THE PERIOD
                               9/1/99* TO
                               12/31/1999
                           -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.000
                                 -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............             --
  Net realized and
    unrealized gain
    (loss) on
    investments..........          2.640
                                 -------
  Total from Investment
    Operations...........          2.640
                                 -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............             --
  In excess of net
    investment income....             --
  Net realized gain on
    investments..........             --
  In excess of net
    realized gain on
    investments..........             --
  Capital................             --
                                 -------
  Total distributions....             --
                                 -------
NET ASSET VALUE, END OF
  PERIOD.................        $12.640
                                 =======
TOTAL RETURN(b)..........          26.40%
                                 =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................        $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........           0.90%
  Gross expenses(a)......           4.25%
  Net Investment income
    (loss)(a)............          (0.06)%
Portfolio turnover
  rate...................             51%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated
July 13, 1998. It currently consists of eighteen funds (each referred to as a "Fund", collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), the Sun Capital Real Estate Fund ("Real Estate Fund"), SC Alger Growth Fund ("Alger Growth Fund"), SC Alger Income & Growth Fund ("Alger Income & Growth Fund"), SC Alger Small Capitalization Fund ("Alger Small Capitalization Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC Neuberger Berman Mid Cap Growth Fund ("Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund ("Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and the SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. The Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund commenced operations on April 1, 2002. The All Cap Fund commenced operations on May 1, 2002.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund and Davis Financial Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

At December 31, 2002, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                         EXPIRES DECEMBER 31,
                                --------------------------------------
                                 2007    2008      2009        2010
                                ------  ------  ----------  ----------
All Cap Fund..................  $   --  $   --  $       --  $  150,890
Money Market Fund.............   1,633     156          --          --
Investment Grade Bond Fund....      --      --          --     371,506
Alger Growth Fund.............      --      --          --   1,083,770
Alger Income & Growth Fund....      --      --          --     820,088
Alger Small Capitalization
 Fund.........................      --      --          --     490,963
Davis Financial Fund..........      --      --     229,846       6,594
Davis Venture Value Fund......      --   4,588     764,787   3,314,207
Neuberger Berman Mid Cap
 Growth Fund..................      --      --     414,660   1,160,447
Neuberger Berman Mid Cap Value
 Fund.........................      --      --     132,216     167,069
Value Equity Fund.............      --      --          --   1,372,093
Value Managed Fund............      --      --          --     658,031
Value Mid Cap Fund............      --      --      33,323     210,278
Value Small Cap Fund..........      --      --          --   1,401,311
Blue Chip Mid Cap Fund........      --      --   3,639,931   3,013,132
Investors Foundation Fund.....      --      --     462,398   1,111,503
Select Equity Fund............      --      --   3,929,604   2,261,999

Under current tax law, certain capital losses realized after October 31 within taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2002, the following Funds elected to defer net losses arising between November 1, 2002 and December 31, 2002.

                                                     AMOUNT
                                                    --------
All Cap Fund......................................  $ 16,604
Real Estate Fund..................................    40,479
Alger Growth Fund.................................   252,678
Alger Income & Growth Fund........................    54,369
Alger Small Capitalization Fund...................    53,924
Davis Venture Value Fund..........................     1,554
Neuberger Berman Mid Cap Growth Fund..............   255,646
Neuberger Berman Mid Cap Value Fund...............     5,830
Value Equity Fund.................................   184,212
Value Managed Fund................................   110,218
Value Mid Cap Fund................................    73,106
Blue Chip Mid Cap Fund............................   242,806
Investors Foundation Fund.........................    70,652
Select Equity Fund................................   377,807

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting for paydowns, real estate investment trust income, and net operating losses. These changes had no effect on the net assets or net asset value per share of each Fund.

                                                    INCREASE (DECREASE)
                                     --------------------------------------------------
                                                  UNDISTRIBUTED
                                                (DISTRIBUTIONS IN    ACCUMULATED NET
                                      PAID IN    EXCESS OF) NET    REALIZED GAIN (LOSS)
                                      CAPITAL   INVESTMENT INCOME     ON INVESTMENTS
                                     ---------  -----------------  --------------------
Investment Grade Bond Fund.........  $      --      $ 15,037             $(15,037)
Real Estate Fund...................   (331,137)      181,686              149,451
Alger Small Capitalization Fund....    (13,094)       13,094                   --
Davis Financial Fund...............          1        (1,526)               1,525
Davis Venture Value Fund...........         --          (290)                 290
Neuberger Berman Mid Cap Growth
 Fund..............................    (36,905)       36,909                   (4)
Neuberger Berman Mid Cap Value
 Fund..............................     (1,353)           51                1,302
Value Equity Fund..................        (73)           73                   --
Value Managed Fund.................        (49)           49                   --
Value Mid Cap Fund.................         --          (333)                 333
Value Small Cap Fund...............         --        (9,729)               9,729
Blue Chip Mid Cap Fund.............   (112,332)      111,565                  767
Select Equity Fund.................     (1,549)        1,549                   --

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENTS

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is the investment adviser to the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund under separate investment advisory agreements with the Trust dated April 1, 2002. The Adviser is the investment adviser to the All Cap Fund under a separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund, OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, Neuberger Berman Management, Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund, and Fred Alger Management, Inc., as subadviser for the Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                                  ADVISORY
                                          DAILY NET ASSETS            FEE
All Cap Fund                          All                            0.70%

Investment Grade Bond Fund            All                            0.60%

Money Market Fund                     All                            0.50%

Real Estate Fund                      All                            0.95%

Alger Growth Fund                     All                            0.75%

Alger Income & Growth Fund            All                           0.625%

Alger Small Capitalization Fund       All                            0.85%

Davis Financial Fund                  $0-$500 million                0.75%
Davis Venture Value Fund              over $500 million              0.70%

Neuberger Berman Mid Cap Growth Fund  $0-$750 million                0.95%
Neuberger Berman Mid Cap Value Fund   over $750 million              0.90%

Value Equity Fund                     $0-$400 million                0.80%
Value Managed Fund                    $400 million-$800 million      0.75%
Value Mid Cap Fund                    over $800 million              0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                $0-$300 million                0.80%
                                      over $300 million              0.75%

Investors Foundation Fund             $0-$300 million                0.75%
Select Equity Fund                    over $300 million              0.70%

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

LIMITATIONS

The Adviser has voluntarily agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                    TOTAL OPERATING EXPENSE
                                                    -----------------------
All Cap Fund......................................            0.90%
Investment Grade Bond Fund........................            0.75%
Money Market Fund.................................            0.65%
Real Estate Fund..................................            1.25%
Alger Growth Fund.................................            0.90%
Alger Income & Growth Fund........................            0.80%
Alger Small Capitalization Fund...................            1.00%
Davis Financial Fund..............................            0.90%
Davis Venture Value Fund..........................            0.90%
Neuberger Berman Mid Cap Growth Fund..............            1.10%
Neuberger Berman Mid Cap Value Fund...............            1.10%
Value Equity Fund.................................            0.90%
Value Managed Fund................................            0.90%
Value Mid Cap Fund................................            1.00%
Value Small Cap Fund..............................            1.00%
Blue Chip Mid Cap Fund............................            1.00%
Investors Foundation Fund.........................            0.90%
Select Equity Fund................................            0.90%

The Adviser has voluntarily agreed to maintain the above limits for an indefinite period of time. For the year ended December 31, 2002, the Adviser did not impose all or part of its advisory fee, resulting in the following waivers and reimbursements:

                                                        EXPENSES
                                          FEES WAIVED  REIMBURSED
                                          -----------  ----------
All Cap Fund............................   $  7,809     $ 46,032
Investment Grade Bond Fund..............     57,356           --
Money Market Fund.......................      4,646           --
Real Estate Fund........................     53,641           --
Alger Growth Fund.......................     26,742       52,341
Alger Income & Growth Fund..............     18,982       57,606
Alger Small Capitalization Fund.........     16,289       63,334
Davis Financial Fund....................     70,629       40,993
Davis Venture Value Fund................    105,065           --
Neuberger Berman Mid Cap Growth Fund....     41,652       88,216
Neuberger Berman Mid Cap Value Fund.....     51,546       71,924
Value Equity Fund.......................     54,511       69,670
Value Managed Fund......................     36,616       84,661
Value Mid Cap Fund......................    113,746           --
Value Small Cap Fund....................    104,311           --
Blue Chip Mid Cap Fund..................     91,759           --
Investors Foundation Fund...............     49,059       81,332
Select Equity Fund......................     72,564       52,105

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2002 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES        SALES
                                -----------  -----------  -----------  -----------
All Cap Fund*.................  $ 3,252,186  $        --  $ 1,086,805  $        --
Investment Grade Bond Fund....   46,610,395   89,858,331   44,409,198   86,620,435
Real Estate Fund..............   34,799,458           --   16,568,138           --
Alger Growth Fund**...........   18,169,071       21,209    9,590,162       18,917
Alger Income & Growth
 Fund**.......................   15,370,576      124,396    8,551,821      100,587
Alger Small Capitalization
 Fund**.......................    6,774,652       33,224    2,618,213        2,913
Davis Financial Fund..........    5,720,948           --    4,879,954           --
Davis Venture Value Fund......   13,454,652           --    7,969,324           --
Neuberger Berman Mid Cap
 Growth Fund..................    8,260,105           --    6,765,070           --
Neuberger Berman Mid Cap Value
 Fund.........................    7,820,724           --    3,787,072           --
Value Equity Fund.............    6,449,823      320,778    4,526,449       96,291
Value Managed Fund............    3,074,401      222,036    1,901,118      195,858
Value Mid Cap Fund............   18,367,166           --   16,255,469           --
Value Small Cap Fund..........   67,582,821           --   40,213,953           --
Blue Chip Mid Cap Fund........   57,654,546           --   46,944,499           --
Investors Foundation Fund.....    7,346,690       31,620    5,938,617       27,809
Select Equity Fund............   13,430,720      223,681   13,333,881           --

 *  For the period May 1, 2002 (commencement of operations) to December 31,
2002.
**  For the period April 1, 2002 (commencement of operations) to December 31,
2002.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2002 were $973,914,979 and $942,266,395, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2002 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------   APPRECIATION
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
All Cap Fund..................   $  2,043,365     $   37,099    $  (362,693)     $ (325,594)
Investment Grade Bond Fund....     68,160,967      2,263,989     (2,601,917)       (337,928)
Money Market Fund.............    149,277,170             --             --              --
Real Estate Fund..............     43,493,137      2,173,281     (1,665,122)        508,159
Alger Growth Fund.............      7,797,341        169,596       (354,877)       (185,281)
Alger Income & Growth Fund....      6,448,214         94,790       (382,437)       (287,647)
Alger Small Capitalization
 Fund.........................      3,742,182        126,190       (172,049)        (45,859)
Davis Financial Fund..........      9,651,332        217,893     (2,179,603)     (1,961,710)
Davis Venture Value Fund......     37,975,744      1,031,460     (6,755,280)     (5,723,820)
Neuberger Berman Mid Cap
 Growth Fund..................      4,289,116        201,099       (335,257)       (134,158)
Neuberger Berman Mid Cap Value
 Fund.........................      7,473,923        173,021       (543,476)       (370,455)
Value Equity Fund.............      7,315,162         84,237     (1,104,173)     (1,019,936)
Value Managed Fund............      4,768,172        102,040       (507,418)       (405,378)
Value Mid Cap Fund............     15,387,441      1,152,828       (757,799)        395,029
Value Small Cap Fund..........     47,402,722      2,315,706     (4,972,750)     (2,657,044)
Blue Chip Mid Cap Fund........     56,132,492      2,701,880     (4,785,961)     (2,084,081)
Investors Foundation Fund.....      7,114,115        128,314     (1,188,673)     (1,060,359)
Select Equity Fund............      9,649,981        139,313     (1,573,936)     (1,434,623)

NOTE E -- LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the "Agreement") primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement. Interest is charged to each Fund based on its borrowings at an amount above the overnight federal funds rate. In addition, a fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each quarter. During the year ended December 31, 2002, none of the participating funds had borrowings under this agreement.

INDEPENDENT AUDITORS' REPORT
----------------------------------------------------------------------

To the Trustees and Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Alger Growth Fund, SC Alger
Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund (each a portfolio of Sun Capital Advisers Trust) (the "Trust"), including the schedules of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Alger Growth Fund, SC Alger
Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund as of December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2003

OTHER INFORMATION
----------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2002, the following Fund paid distributions which were designated as 20% long-term capital gains dividends:

                                                      AMOUNT
                                                    ----------
Real Estate Fund..................................  $2,577,494

SHAREHOLDER MEETINGS (UNAUDITED)

At Special Meetings of Shareholders of each of the SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, and SC INVESCO Telecommunications Fund, the shareholders of each Fund voted to approve a Plan of Liquidation for such Fund.

The shareholders of SC INVESCO Energy Fund voted to approve a Plan of Liquidation for the Fund.

For:                                                $3,882,774.96 (equal to 92.373% of the dollars
                                                    present or represented);
Against:                                            $104,959.17 (equal to 2.497% of the dollars
                                                    present or represented); and
Abstain:                                            $215,648.67 (equal to 5.130% of the dollars
                                                    present or represented).

The shareholders of SC INVESCO Health Sciences Fund voted to approve a Plan of Liquidation for the Fund.

For:                                                $6,145,968.25 (equal to 87.672% of the dollars
                                                    present or represented);
Against:                                            $110,189.81 (equal to 1.572% of the dollars
                                                    present or represented); and
Abstain:                                            $754,059.40 (equal to 10.757% of the dollars
                                                    present or represented).

The shareholders of SC INVESCO Technology Fund voted to approve a Plan of Liquidation for the Fund.

For:                                                $1,488,867.86 (equal to 74.326% of the dollars
                                                    present or represented);
Against:                                            $90,421.28 (equal to 4.514% of the dollars present
                                                    or represented); and
Abstain:                                            $423,872.21 (equal to 21.160% of the dollars
                                                    present or represented).

The shareholders of SC INVESCO Telecommunications Fund voted to approve a Plan of Liquidation for the Fund.

For:                                                $1,002,800.35 (equal to 83.144% of the dollars
                                                    present or represented);
Against:                                            $155,078.41 (equal to 12.858% of the dollars
                                                    present or represented); and
Abstain:                                            $48,226.20 (equal to 3.999% of the dollars present
                                                    or represented).

THE FUND'S MANAGEMENT (UNAUDITED)                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Each fund's business is managed by the trustees. Several of the funds' trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds' trustees and officers.

                                                                                                   NUMBER OF         OTHER
                                                                                                  FUNDS WITHIN   DIRECTORSHIPS
                                                                                                  FUND COMPLEX  HELD OUTSIDE OF
                                                        LENGTH OF        PRINCIPAL OCCUPATION     OVERSEEN BY       THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  TIME SERVED           PAST 5 YEARS           TRUSTEE    COMPLEX BY TRUSTEE
---------------------         ----------------------- -------------- ---------------------------- ------------ ------------------
C. James Prieur*              Chairman, Executive      Trustee since Chairman, Sun Capital             18      Director, McLean
150 King Street West 6th      Vice President and        October 1998 Advisers, Inc. since 1998,                Budden Limited
Floor                         Trustee                                and director since 1992.                  since 2000,
Toronto, Ontario M5H 1J9                                             President and Chief                       Director, Sun
Date of birth: April 21, 1951                                        Operating Officer, Sun Life               Capital Advisers,
                                                                     Financial, since 1999 and                 Inc. since 1992,
                                                                     previously senior vice                    Director, Sun Life
                                                                     president and general                     of Canada U.K.
                                                                     manager (1997-1999).                      Holdings PLC since
                                                                                                               2000, Director,
                                                                                                               Sun Life Assurance
                                                                                                               Company of Canada
                                                                                                               (UK) Limited since
                                                                                                               1997, Director,
                                                                                                               Sun Life Assurance
                                                                                                               Company of Canada
                                                                                                               (U.S.) since 1997,
                                                                                                               Director, Sun Life
                                                                                                               Assurance Company
                                                                                                               of Canada -- U.S.
                                                                                                               Operations
                                                                                                               Holdings, Inc.
                                                                                                               since 1997,
                                                                                                               Director, Sun Life
                                                                                                               of Canada (U.S.)
                                                                                                               Financial Services
                                                                                                               Holdings, Inc.
                                                                                                               since 1997,
                                                                                                               Director, Sun Life
                                                                                                               of Canada (U.S.)
                                                                                                               Holdings, Inc.
                                                                                                               since 1999,
                                                                                                               Director, Sun Life
                                                                                                               (India) AMC
                                                                                                               Investments Inc.
                                                                                                               since 1999,
                                                                                                               Director, Sun Life
                                                                                                               (India)
                                                                                                               Distribution
                                                                                                               Investments Inc.
                                                                                                               since 1999,
                                                                                                               Director, Sun Life
                                                                                                               (India) Securities
                                                                                                               Investments Inc.
                                                                                                               since 1998,
                                                                                                               Director, Sun Life
                                                                                                               Information
                                                                                                               Services Ireland
                                                                                                               Limited since
                                                                                                               1998, Director,
                                                                                                               Sun Life Insurance
                                                                                                               and Annuity
                                                                                                               Company of New
                                                                                                               York since 1999,
                                                                                                               Trustee,
                                                                                                               Massachusetts
                                                                                                               Financial Services
                                                                                                               Company Compass
                                                                                                               since 2000,
                                                                                                               Director, Sun Life
                                                                                                               Financial (JAPAN),
                                                                                                               Inc. since 2000,
                                                                                                               Director, Keyport
                                                                                                               Life Insurance
                                                                                                               Company since
                                                                                                               2001, Director,
                                                                                                               Clarica U.S. Inc.
                                                                                                               since 2002,
                                                                                                               Director, Sun Life
                                                                                                               Financial
                                                                                                               (Bermuda)
                                                                                                               Holdings, Inc.
                                                                                                               since 2002,
                                                                                                               Director, Sun Life
                                                                                                               Assurance Company
                                                                                                               of Canada since
                                                                                                               2002, Director,
                                                                                                               Sun Life Financial
                                                                                                               Services of Canada
                                                                                                               Inc. since 2002,
                                                                                                               Director, Newton
                                                                                                               Wellesley Hospital
                                                                                                               since 1999,
                                                                                                               Director, Canadian
                                                                                                               Opera Company
                                                                                                               since 1999,
                                                                                                               Director, LIMRA
                                                                                                               International
                                                                                                               since 2001

Graham E. Jones               Trustee                  Trustee since Senior vice president, BGK        18      Trustee, Weiss,
330 Garfield Street                                     October 1998 Properties, Inc., since                   Peck & Greer Funds
Santa Fe, NM 87501                                                   1994.                                     (8 mutual funds)
Date of birth: January 31,                                                                                     since 1985,
1933                                                                                                           Trustee, Scudder
                                                                                                               Funds (New York)
                                                                                                               Board (65 mutual
                                                                                                               funds) since 1993

  * An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

THE FUND'S MANAGEMENT (UNAUDITED) (CONTINUED)         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                   NUMBER OF         OTHER
                                                                                                  FUNDS WITHIN   DIRECTORSHIPS
                                                                                                  FUND COMPLEX  HELD OUTSIDE OF
                                                        LENGTH OF        PRINCIPAL OCCUPATION     OVERSEEN BY       THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  TIME SERVED           PAST 5 YEARS           TRUSTEE    COMPLEX BY TRUSTEE
---------------------         ----------------------- -------------- ---------------------------- ------------ ------------------

Anthony C. Paddock            Trustee                  Trustee since Managing Director, Empire         18
350 Fifth Street, Suite 5513                            October 1998 Valuation
New York, NY 10118                                                   Consultants, Inc., since
Date of birth: July 9, 1935                                          1996. President, AC
                                                                     Paddock & Associates, since
                                                                     1996. Prior to that,
                                                                     principal, KPMG Peat Marwick
                                                                     from 1987-96.

William N. Searcy, Jr.        Trustee                  Trustee since Pension and savings trust         18      Trustee, Scudder
6220 Sprint Parkway                                     October 1998 officer, Sprint Corp., since              Funds (New York)
Overland Park, KS 66251                                              1989.                                     Board (65 mutual
Date of birth: September 3,                                                                                    funds) since 1993
1946

James M.A. Anderson*          President, Chief         Trustee since Chief Investment Officer,         18      Director, Sun
One Sun Life Executive Park   Executive Officer and     October 1998 Sun Capital Advisers, Inc.,               Capital Advisers,
Wellesley Hills, MA 02481     Trustee                                since 2000, and president                 Inc. since 1998,
Date of birth: September 14,                                         and director since 1998.                  Director, Sun
1949                                                                 Vice president, Sun Life                  Benefit Services
                                                                     Financial, since 1995.                    Company, Inc.
                                                                                                               since 1998,
                                                                                                               Director,
                                                                                                               Clarendon
                                                                                                               Insurance Agency
                                                                                                               Inc. since 1998,
                                                                                                               Director, Sun Life
                                                                                                               of Canada (U.S.)
                                                                                                               Holdings, Inc.
                                                                                                               since 1997,
                                                                                                               Director, Sun Life
                                                                                                               Assurance Company
                                                                                                               of Canada (U.S.)
                                                                                                               Operations
                                                                                                               Holdings, Inc.
                                                                                                               since 1997,
                                                                                                               Director, Sun Life
                                                                                                               of Canada (U.S.)
                                                                                                               Holdings General
                                                                                                               Partner, Inc.
                                                                                                               since 1998,
                                                                                                               Director, Sun
                                                                                                               Canada Financial
                                                                                                               Co. since 1997
                                                                                                               Director, Sunesco
                                                                                                               Insurance Agency,
                                                                                                               Inc. since 1999,
                                                                                                               Director, Sun Life
                                                                                                               Financial (Japan),
                                                                                                               Inc. since 2000,
                                                                                                               Director, Sun Life
                                                                                                               Financial (U.S.)
                                                                                                               Finance, Inc.
                                                                                                               since 2001,
                                                                                                               Director, Sun Life
                                                                                                               Financial
                                                                                                               (Bermuda)
                                                                                                               Holdings, Inc.
                                                                                                               since 2002,
                                                                                                               Director, Sun Life
                                                                                                               Financial (U.S.)
                                                                                                               Holdings, Inc.
                                                                                                               since 2001

  * An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

THE FUND'S MANAGEMENT (UNAUDITED) (CONTINUED)         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                   NUMBER OF         OTHER
                                                                                                  FUNDS WITHIN   DIRECTORSHIPS
                                                                                                  FUND COMPLEX  HELD OUTSIDE OF
                                                        LENGTH OF        PRINCIPAL OCCUPATION     OVERSEEN BY       THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  TIME SERVED           PAST 5 YEARS           TRUSTEE    COMPLEX BY TRUSTEE
---------------------         ----------------------- -------------- ---------------------------- ------------ ------------------
James F. Alban*               Chief Financial Officer Since October  Senior vice president and        N/A            N/A
One Sun Life Executive Park   and Treasurer                1998      Chief Financial Officer, Sun
Wellesley Hills, MA 02481                                            Capital Advisers, Inc.,
Date of birth: January 23,                                           since 2000. Assistant vice
1962                                                                 president, Sun Life
                                                                     Financial, since 1998. Audit
                                                                     senior manager,
                                                                     PricewaterhouseCoopers LLP,
                                                                     1996-1998.

Susan J. Walsh*               Assistant Treasurer      Since August  Assistant Treasurer, Sun         N/A            N/A
One Sun Life Executive Park                                2000      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2000. Senior
Date of birth: August 21,                                            accounting consultant, Sun
1957                                                                 Life Financial, since 1998.
                                                                     Prior to that, operations
                                                                     manager, Sun Life Financial,
                                                                     1993-1998.

Davey S. Scoon*               Assistant Treasurer     Since November Senior vice president, Sun       N/A            N/A
One Sun Life Executive Park                                1999      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2000, and treasurer
Date of birth: December 14,                                          and director since 1999.
1946                                                                 Vice president and chief
                                                                     administrative and financial
                                                                     officer at Sun Life
                                                                     Financial, since 1999. Prior
                                                                     to that, executive vice
                                                                     president and chief
                                                                     operating officer at Liberty
                                                                     Funds Group of Boston,
                                                                     1994-1999.

  * An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

THE FUND'S MANAGEMENT (UNAUDITED) (CONTINUED)         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                   NUMBER OF         OTHER
                                                                                                  FUNDS WITHIN   DIRECTORSHIPS
                                                                                                  FUND COMPLEX  HELD OUTSIDE OF
                                                        LENGTH OF        PRINCIPAL OCCUPATION     OVERSEEN BY       THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  TIME SERVED           PAST 5 YEARS           TRUSTEE    COMPLEX BY TRUSTEE
---------------------         ----------------------- -------------- ---------------------------- ------------ ------------------
John T. Donnelly, CFA*        Vice President          Since October  Senior vice president, Sun       N/A            N/A
One Sun Life Executive Park                                1998      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2000, and previously
Date of birth: October 28,                                           vice president (1998-2000).
1958                                                                 Vice president at Sun Life
                                                                     Financial since 1999, and
                                                                     previously assistant vice
                                                                     president (1997-1999).

John W. Donovan*              Vice President           Since August  Senior vice president, Sun       N/A            N/A
One Sun Life Executive Park                                2002      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2002, and previously
Date of birth: January 30,                                           vice president (2001-2002).
1965                                                                 Assistant vice president at
                                                                     Sun Life Financial since
                                                                     2002. Joined Sun Life
                                                                     Financial in 2001. Prior to
                                                                     that, vice president, Back
                                                                     Bay Advisors L.P.
                                                                     (1997-2001).

  * An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

THE FUND'S MANAGEMENT (UNAUDITED) (CONTINUED)         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                   NUMBER OF         OTHER
                                                                                                  FUNDS WITHIN   DIRECTORSHIPS
                                                                                                  FUND COMPLEX  HELD OUTSIDE OF
                                                        LENGTH OF        PRINCIPAL OCCUPATION     OVERSEEN BY       THE FUND
NAME, ADDRESS AND AGE         POSITION WITH THE TRUST  TIME SERVED           PAST 5 YEARS           TRUSTEE    COMPLEX BY TRUSTEE
---------------------         ----------------------- -------------- ---------------------------- ------------ ------------------
Richard Gordon, CFA*          Vice President          Since October  Senior vice president, Sun       N/A            N/A
One Sun Life Executive Park                                1998      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2000, and previously
Date of birth: July 10, 1945                                         vice president (1992-2000).
                                                                     Vice president at Sun Life
                                                                     Financial since 1994.
Evan S. Moskovit, CFA*        Vice President           Since August  Senior vice president, Sun       N/A            N/A
One Sun Life Executive Park                                2002      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2001, and previously
Date of birth: November 6,                                           vice president (1999-2001).
1965                                                                 Assistant vice president at
                                                                     Sun Life Financial since
                                                                     2002. Joined Sun Life
                                                                     Financial in 1997.
Michael S. Savage, CFA*       Vice President           Since August  Senior vice president, Sun       N/A            N/A
One Sun Life Executive Park                                2002      Capital Advisers, Inc.,
Wellesley Hills, MA 02481                                            since 2002, and previously
Date of birth: October 14,                                           vice president (2001-2002).
1964                                                                 Assistant vice president at
                                                                     Sun Life Financial since
                                                                     2002. Joined Sun Life
                                                                     Financial in 1993.
Maura A. Murphy, Esq.*        Secretary               Since October  Senior vice president and        N/A            N/A
One Sun Life Executive Park                                1998      chief counsel, Sun Capital
Wellesley Hills, MA 02481                                            Advisers, Inc., since 2000
Date of birth: February 12,                                          and secretary since 1998.
1960                                                                 Senior counsel at Sun Life
                                                                     Financial since 1998. Prior
                                                                     to that, securities counsel,
                                                                     New England Life Insurance
                                                                     Company, 1994-98.

  * An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request by calling 1-800-432-1102 X1780.

                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                      DAVEY S. SCOON, ASSISTANT TREASURER
                        JOHN T. DONNELLY, VICE PRESIDENT
                        JOHN W. DONOVAN, VICE PRESIDENT
                         RICHARD GORDON, VICE PRESIDENT
                        EVAN S. MOSKOVIT, VICE PRESIDENT
                       MICHAEL A. SAVAGE, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.